File No. 002-89328
Filed on April 30, 2021	File No. 811-03957

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	45	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	44	☒
(Check appropriate box or boxes)
VARIFLEX SEPARATE ACCOUNT (Variflex)
(Exact Name of Registrant)
Security Benefit Life Insurance Company
(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)
(785) 438-3000
(Depositor’s Telephone Number, Including Area Code)
Chris Swickard, Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place, Topeka, KS 66636-0001
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2021, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on May 1, 2021, pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

VARIFLEX ® VARIABLE ANNUITY

May 1, 2021

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.
V6908	32-69086-00 2021/05/01

VARIFLEX® VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Variflex Separate Account
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Variflex Variable Annuity—a flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals and groups as a non‑tax qualified retirement plan. The Contract is also available for individuals and groups in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals.This Prospectus is used with both prospective purchasers and current Contract Owners .

You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variflex Separate Account (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).

This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov .

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

    The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2021

V6908	32-69086-00 2021/05/01

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1 - 800 - 888 - 2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

V6908	32-69086-00 2021/05/01

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Commencement Date — The date when annuity payments are to begin.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Commencement Date during which annuity payments are made.
Company – Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — Your individual Contract issued to you by the Company or your certificate under a Group Contract.
Contract Date — The date shown as the Contract Date in a Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Group Contract — A Contract issued to a group in connection with a Qualified Plan or a non-tax qualified retirement plan for which individual certificates are issued and a record of each Participant’s interest in the Group Contract is maintained by the Company.
Group Unallocated Contract — A Contract issued to a group in connection with a Qualified Plan under which no individual accounts are established for Participants.
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Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Hospital — An institution that is licensed as such by The Joint Commission, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.
Internal Revenue Code or the Code – The Internal Revenue Code of 1986, as amended.
Owner  — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan and/or a Group Contract or Group Unallocated Contract.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Qualified Skilled Nursing Facility — A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.
Separate Account — Variflex Separate Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Terminal Illness — An incurable condition that with a degree of medical certainty will result in death within one year.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time).The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Variflex Contract-401(k) and 408(k) — A version of the Contract offered prior to May 1, 1990, to plans qualified under Section 401(k) or 408(k)(6) of the Internal Revenue Code. The differences between this Contract and the currently offered versions of the Contract qualifying under Section 401(k) and 408(k)(6) of the Internal Revenue Code are noted where appropriate.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charge, a pro rata account administration charge, and any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Annuity Option 9 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
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Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 8 years following your last Purchase Payment, you may be assessed a surrender charge of up to 8% (as a percentage of the portion of the withdrawal amount consisting of Purchase Payments), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $8,000.
				Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions ( e.g. , transferring money between investment options).			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Charges and Deductions Charges and Deductions – Mortality and Expense Risk Charge Charges and Deductions – Account Administration Charge Appendix A – Underlying Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract [1]	1.21%
	Investment options [2] (Underlying Fund fees and expenses)	0.69%	3.98%
	[1] As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration Charge. [2] As a percentage of Underlying Fund average net assets.
There are no optional benefits available under this Contract .
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs .

	Lowest Annual Cost: $1,698.92	Highest Annual Cost: $3,975.60
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans

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	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short-Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees.
•   The benefits of tax deferral mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•   Each investment option (including the Fixed Account option, if available) has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security Benefit Life Insurance Company. Any obligations (including under the Fixed Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com .
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year,   to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   There are certain restrictions on transfers between the Fixed Account and Subaccounts.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

General Information

The Contract – Transfers of Contract Value – Frequent Transfer Restrictions

The Fixed Account – Transfers and Withdrawals from the Fixed Account

Other Information – Changes to Investments

Optional Benefits	• There are no optional benefits available under this Contract.	Not Applicable
	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•   Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters – Introduction Federal Tax Matters – Income Taxation of Annuities in General—Non Qualified Contracts

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	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your death benefit and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.

This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for eight years from the date of that Purchase Payment. This means that a Purchase Payment made in year nine of the Contract will be subject to a withdrawal charge until year 17 of the Contract. Because of the withdrawal charge  and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).

Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. In only limited circumstances, the Fixed Account option which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account.

  A list of the Subaccounts under the Contract is provided in   Appendix A: Underlying Funds Available Under the Contract   to this Prospectus.

  Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Commencement Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.

Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5 through 9,
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withdrawals (other than systematic withdrawals) are permitted after the Annuity Commencement Date. Annuity Commencement Date
Contract Features  —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.

Death Benefit. For Contract Owners aged 75 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the greatest of total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax), the Contract Value, or the stepped-up death benefit. The stepped-up death benefit is the largest death benefit on any Contract anniversary that is a multiple of six that occurs prior to the oldest Owner or Annuitant attaining age 76, plus Purchase Payments and less withdrawals made since the applicable Contract anniversary. For Contract Owners aged 76 and older on the Contract issue date, the standard death benefit will be the greater of the Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax).

  Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date. For an additional charge, under certain circumstances, we will waive your Withdrawal Charges.

Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions to pay advisory fees may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services —   We offer several additional services:
Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account on a monthly, quarterly, semiannual, or annual basis.

Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.

Systematic Withdrawals. After the first Contract Year, or during the first Contract Year if your Contract Value is $40,000, you receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $25 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract , or transfer Contract Value between investment options. State premium taxes may also be deducted.   The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected , the fees and expenses would be higher.
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Transaction Expenses

Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	8%[1]
Transfer Fee (per transfer)	None
1  We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to the Contract Year in which the withdrawal is made. Withdrawals in the first Contract Year are subject to a charge of 8% declining to 0% in Contract Year nine and later. The eight year contingent deferred sales charge schedule is different for the Variflex Contract – 401(k) and 408(k) and for a Contract issued to a Participant under a Section 403(b) retirement plan sponsored by an institution of higher education as defined in the Texas Education Code. See “Contingent Deferred Sales Charge” and “Withdrawal Charge for Certain Texas Participants” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract ( not including Underlying Fund fees and expenses).
Annual Contract Expenses
Charge
Administrative Expenses	$30[1]
Net Loan Interest Charge[2]	2.50%
Base Contract Expenses (as a percentage of average Contract Value) [3]	1.21%
1  We call this the account administration charge in your Contract, as well as in other places in this Prospectus. An account administration charge of $30 (or if less, 2% of Contract Value for the Variflex Contract – 401(k) and 408(k)) is deducted at each Contract anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected; (3) upon payment of a death benefit; and (4) the first deduction of the account administration charge if the Contract has been in force for less than a full calendar year. The account administration charge will be waived if your Contract Value is $25,000 or more and your Contract has been in force eight or more years on the date the charge is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this Prospectus.
2 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (5.5%, or 5.0% if your Contract was issued on or after January 4, 1999) and the amount of interest the Company credits to the Loan Account, which is 3.0%.
3   This charge is based on the percentage of Contract Value allocated to the Separate Account. This charge is comprised of the annual mortality and expense risk charge, which is deducted daily. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2% of each Subaccount’s average daily net assets. The mortality and expense risk charge also applies during the Annuity Period.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically while you own theContract. A complete list of Underlying Funds available under the Contract , including their annual expenses, may be found in Appendix A: Underlying Funds Available Under the Contract .
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b‑1) fees, service fees and other expenses)	0. 69%	3. 98%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements) [1]	0. 69%	2.00%

1   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022.

Examples  — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, the
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Annual Contract Expenses and annual Underlying Fund operating expenses but do not include state premium taxes, which may be applicable to your Contract . The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher .

The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year . The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$12,382.04	$20,912.33	$29,416.38	$51,445.56
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period	$ 5,189.84	$15,539.19	$25,848.23	$51,445.56
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$12,382.04	$22,703.38	$32,092.49	$51,445.56
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period	$ 5,189.84	$15,539.19	$25,848.23	$51,445.56

Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$ 9,258.18	$11,822.74	$14,289.43	$22,272.86
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period	$ 1,934.38	$ 5,984.60	$10,289.43	$22,272.86
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$ 9,258.18	$13,768.78	$17,289.43	$22,272.86
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period	$ 1,934.38	$ 5,984.60	$10,289.43	$22,272.86

Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on the death benefit and guarantees under the Contract. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short Term Investment Risk/Withdrawal Risk  — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it is not the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for eight years from the date of that Purchase Payment. This means that a Purchase Payment made in year nine of the Contract will be subject to a withdrawal charge until year 17 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.

The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
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Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guarantees, like the death benefit, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value, and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk  — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk  — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk  — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax .
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.

The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2020 , the Company had total assets under management of approximately $ 40.6 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636‑0001
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The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (FINRA).

We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under the Contracts may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent the Contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Such Separate Account assets are not subject to the claims of the Company’s creditors.

The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guaranteed the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.

Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no
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representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.

Information regarding each Underlying Fund, including (i) its name, (ii) its type or investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com , or visiting https://dfinview.com/SecurityBenefit/TAHD/814121109?site=PSBL .
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receive payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in the Company’s role as an intermediary for, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b‑1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b‑1 fees of up to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Fund that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings
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with the sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC, (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on the withdrawal of Purchase Payments, depending upon the Contract Year in which the withdrawal is made. Purchase Payments may be withdrawn as part of full or partial withdrawals, including systematic withdrawals.

The Company will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that such withdrawal does not exceed the free withdrawal amount. The free withdrawal amount in any Contract Year is equal to 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any free withdrawal amount not used on the first withdrawal in a Contract Year. This means that every subsequent withdrawal in a Contract Year is subject to a withdrawal charge even if you did not use your total free withdrawal amount in connection with your first withdrawal in that Contract Year.

The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are
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considered to come first from Purchase Payments and then from earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges.

Systematic withdrawals generally are subject to any applicable withdrawal charges. Systematic withdrawals may be made without a withdrawal charge provided that you have not made an ad hoc free withdrawal during the Contract Year and your systematic withdrawals do not exceed an amount determined as follows: 10% of Contract Value as of the Valuation Date the first systematic withdrawal request is received during the Contract Year. Systematic withdrawals that exceed this amount are subject to any applicable withdrawal charge.

If your Contract is funding a charitable remainder trust, the free withdrawal is available beginning in the first Contract Year, and you may make periodic free withdrawals provided that the total free withdrawals in any Contract Year do not exceed the free withdrawal amount discussed above.

For Group Unallocated Contracts, the free withdrawal amount is available after the first Contract Year. The first withdrawal in each calendar month under such a Contract is free to the extent that total free withdrawals in any Contract Year do not exceed 10% of Contract Value as of the beginning of that Contract Year.

The amount of the withdrawal charge will depend on the Contract Year in which the Purchase Payments being withdrawn were made according to the following schedule:
Contract Year of Purchase Payment Being Withdrawn	Withdrawal Charge
	The Contract	Variflex Contract-401(k) and 408(k)
1	8%	8%
2	7%	8%
3	6%	8%
4	5%	8%
5	4%	7%
6	3%	6%
7	2%	5%
8	1%	4%
9 and later	0%	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	A withdrawal of $20,000 is requested in Contract Year 2
(ii)	The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
 (Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
 (Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
                                                                                              1 – Withdrawal Charge %
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($20,000 - $10,000) x (7% / (1 - 7%)) =
$10,000 x (7% / 93%) =
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) Annuity Options that provide for payments for life, or a period of at least 7 years (5 years if you purchased your Contract prior to January 4, 1999). Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more. See “Waiver of Withdrawal Charge.” The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Commencement Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax was incurred and is not refundable. Currently, in Maine, South Dakota, and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Contract. Those amounts are currently 2.00%, 1.25%, and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com .

We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.

The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your
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Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.

Withdrawals from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Withdrawal Charge for Certain Texas Participants  — Notwithstanding the withdrawal charges set forth above, if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code), your withdrawal charge schedule is as follows:
Contract Year	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and later	0%

Waiver of Withdrawal Charge  — The Company will waive the withdrawal charge in the event of confinement to a Hospital or Nursing Facility, provided the following conditions are met: (1) the Contract Owner has been confined to a “Hospital” or “Qualified Skilled Nursing Facility” for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contract Owner is so confined when the Company receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to the Company is accompanied by a properly completed claim form which may be obtained from the Company and a written physician’s statement acceptable to the Company certifying that such confinement is a medical necessity and is due to illness or infirmity.

The Company also will waive the surrender charge due to Terminal Illness provided the following conditions are met: (1) the Contract Owner has been diagnosed by a licensed physician with a “Terminal Illness”; (2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to the Company accompanied by a properly completed claim form that may be obtained from the Company and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.

The Company reserves the right to have the Contract Owner examined by a physician of its choice and at its expense to determine if the Contract Owner is eligible for a waiver. The waiver is not available in California. The terminal illness waiver is not available to Contract Owners residing in New Jersey. Prospective Contract Owners should contact their agent concerning availability of the waiver in their state.
Example of the Waiver of Withdrawal Charge . Assume:
(i)	The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)	The free withdrawal amount for Contract Year 3 is $10,000.
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Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6.0%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Annual Contract Expenses
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.2% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period.

This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the company’s actuarial tables predict).

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.
Administrative Expenses
Account Administration Charge  — The Company will deduct from your Contract Value an account administration charge of $30 (or if less, 2% of Contract Value for the Variflex Contract – 401(k) and 408(k)) at each Contract anniversary. The account administration charge is not assessed against Contract Value that has been applied under Annuity Options 1 through 4, 9 and 10. The Company deducts the account administration charge annually, but will waive the charge if your Contract Value is $25,000 or more, and your Contract has been in force eight or more years on the date the charge is to be deducted. The Company will deduct the account administration charge from your Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

The Company will deduct a pro rata account administration charge upon:
•	A full withdrawal of Contract Value;
•	Payment of a death benefit;
•	The Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected; and
•	The first deduction of the account administration charge if the Contract has been in force for less than a full calendar year.
The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contract. The Company does not expect to profit from this charge.
Loan Interest Charge  — The Company charges an effective annual interest rate on a loan equal to 5% (5.5%, if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition
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costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of the contingent deferred sales charge and account administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. The Company may also reduce or waive the contingent deferred sales charge and account administration charge on Contracts sold to directors, officers and bona fide full-time employees of the Company and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and sibling of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with the Company to sell variable annuities. Contracts so purchased are for investment purposes only and may not be resold except to the Company. No sales commission will be paid on such Contracts.
Guarantee of Certain Charges  — The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2% of each Subaccount’s average daily net assets and the account administration charge will not exceed $30 per year.
Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. It is also available as a single purchase payment immediate variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that you assume the risk of investment gain or loss under the Contract rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of Contract Value that you have allocated to the Fixed Account.

The Contract is available for purchase by an individual or group as a non-tax qualified retirement plan (“Non‑Qualified Plan”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals’ retirement plans (sometimes called HR‑10 and Keogh plans), (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employees’ pension plan, (3) SIMPLE IRA plans established under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that

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other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account and you have the right to reallocate among the available Subaccounts. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value , are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Types of Variflex Contracts — Different types of the Contract are offered by the Company through this Prospectus. The types of the Contract vary in the amount and timing of the minimum Purchase Payments, and in various other respects. The different types of the Contract are described below:

Single Purchase Payment Immediate Annuity. This type of Contract is used for an individual where a single Purchase Payment has been allocated to provide for annuity payments to commence immediately.

Flexible Purchase Payment Deferred Annuity. This type of Contract is used for an individual where periodic Purchase Payments will be made with annuity payments to commence at a later date.

Group Flexible Purchase Payment Deferred Annuity Contract. This type of Contract is used when Purchase Payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract, Contract Value is established for each Participant for whom payments are being made and the benefit at retirement will be determined by your Contract Value at that time.

Under a Group Unallocated Contract, the Purchase Payments are not allocated to the individual Participants but are credited to the Contract Owner's account. When a Participant becomes entitled to receive payments under the provisions of the Plan, the appropriate amount of Contract Value may be withdrawn by the Contract Owner to provide the Participant with an annuity.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80 (age 75 for Contracts issued in Florida). If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment is $500 for a Contract funding a Non‑Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except

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that the minimum subsequent Purchase Payment is $25. The Company does not permit subsequent Purchase Payments for a single purchase payment immediate annuity. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.

The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.

Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar or whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account, provided that the Fixed Account is available under your Contract.

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount
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and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.

Currently, there are no Closed Subaccounts under the Contract. In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:

New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with the application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.

Existing Contracts.  If we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Closed Subaccount), you will need to submit a new form to us. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that you may transfer each month, quarter, semiannually or annually to any one Subaccount, is $25. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically
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transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and receive at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.

If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Asset Reallocation Option — For no additional charge, prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period. Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. If you are a Participant in a Group Contract qualified under Internal Revenue Code Section 401, the Asset Reallocation Request will be effective on the first Valuation Date of the calendar quarter following the receipt of the request. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
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Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Commencement Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

You may also transfer Contract Value from the Subaccounts to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”

The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.

The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher , which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of calendar days;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
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There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter.

In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only to Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17, and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Ultra®, American Century VP Value	30 days
BNY Mellon IP Technology Growth	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Small Cap Value, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. American Value, Invesco V.I. Comstock, Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Equity and Income, Invesco V.I. Government Securities, Invesco V.I. Global Real Estate, Invesco V.I. Health Care, Invesco V.I. International Growth, Invesco V.I. Main Street Mid Cap Fund ® , Invesco V.I. Main Street Small Cap ® , Invesco V.I. Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Micro-Cap	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
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 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

Contract Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds,
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some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including :
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	The amount of any outstanding Contract Debt,
•	Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•	Charges assessed in connection with the Contract.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees ), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract , and (5) the deduction of the Underlying Fund’s fees and expenses .
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the cut-off time will be processed on
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the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — A Contract Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 through 9. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).

The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments before the 9th Contract Year or before the 8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.”

The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal premium tax charge on partial withdrawals (including systematic withdrawals) from Purchase Payments before the 9th Contract Year (8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education) will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge in addition to the payment amount. See “Premium Tax Charge.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser ) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination and will only terminate the contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contract Owner’s instructions to the Company. If a Contract Owner does not specify the allocation, the Company will deduct the withdrawal in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
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A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contract Owner may elect to receive systematic withdrawals while the Contract Owner is living and before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time after the first Contract Year, or during the first Contract Year, if Contract Value is $40,000 or more at the time of election. A Contract Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contract Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contract Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $25. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax.

If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.

The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated from the Contract Owner’s Contract Value in the Subaccounts and the Fixed Account, as directed by the Contract Owner. If a Contract Owner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

Systematic withdrawals generally are subject to any applicable withdrawal charges. See “Charges and Deductions.”

The Company may, at any time, discontinue, modify, or suspend systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
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Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts.

Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

If the Owner (or Annuitant if you purchased your Contract prior to January 4, 1999) dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s (or if applicable, the Annuitant’s) death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.

If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If the Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any applicable death benefit will terminate at the Annuity Commencement Date without value . See “Annuity Options.”

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If an Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of each Owner (or Annuitant) was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:
•	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,
•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or
•	The stepped-up death benefit, if applicable.
The stepped-up death benefit is:
•
The largest death benefit on any Contract anniversary that is an exact multiple of six (i.e., sixth Contract anniversary, twelfth Contract anniversary, eighteenth Contract anniversary, etc.) and occurs prior to the oldest Owner (or if applicable, the Annuitant) attaining age 76, plus

•	Any Purchase Payments made since the applicable Contract anniversary, less
•	Any withdrawals since the applicable anniversary.
For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract anniversary immediately preceding May 1, 1991, is deemed to be the sixth Contract anniversary for purposes of determining the stepped-up death benefit. The stepped-up death benefit is not payable and will not be included as part of the death benefit calculation if you die prior to the end of the sixth Contract Year.

If an Owner (or if applicable, an Annuitant) dies during the Accumulation Period and the age of any Owner (or Annuitant) was 76 or greater on the date the Contract was issued, the death benefit will be the greater of:
•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or

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•	Total Purchase Payments reduced by any partial withdrawals.
Example of the Standard Death Benefit . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are made
(ii)	In Contract Year six, the Contract Value is $105,000
(iii)	The Owner takes one withdrawal of $10,000 in Contract Year eight
(iv)	The Owner dies in Contract Year 10
(v)	At the time of the Owner’s death, the Contract Value is $89,000
(ii)	There is no outstanding Contract Debt at the time of the Owner’s death

If the Owner was 76 years old or older on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges).  The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 75 years old or younger on the Contract Date, the standard death benefit is the greatest of sum of all Purchase Payments less withdrawals (including withdrawal charges), the Contract Value, or the stepped-up death benefit. The stepped-up death benefit is the largest death benefit on any Contract anniversary that is a multiple of six and occurs prior to the oldest Owner (or Annuitant) reaching age 76 plus Purchase Payments made and less withdrawals taken since the applicable Contract anniversary. Assuming the Owner was less than 76 years old in Contract Year 6, the stepped-up death benefit is calculated as follows:
Death Benefit in Contract Year Six + Purchase Payments since Contract Year Six – Withdrawals since Contract Year Six =
$105,000 + $0 - $10,000 = $95,000
The death benefit is $95,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65

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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.

Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Death Benefit for Certain Florida Residents. If you were a resident of Florida and purchased your Contract prior to January 4, 1999, your death benefit is as follows. If the Annuitant is 75 or younger as of the date of his or her death, the death benefit is the greatest of: (1) the sum of all Purchase Payments reduced by any partial withdrawals; (2) the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office; or (3) the largest Contract Value on any Contract anniversary that is an exact multiple of six, plus any Purchase Payments applied since that anniversary, less any partial withdrawals since that anniversary. If the Annuitant is 76 or older as of the date of his or her death, the death benefit is the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, less any applicable withdrawal charge. The Company currently waives the withdrawal charge applicable to the death benefit.
Death Benefit for Group Unallocated Contracts. The death benefit under a Group Unallocated Contract is determined by reference to the terms of the Qualified Plan. The Contract Owner must inform the Company of the amount of the death benefit, and its payment will be treated as a partial withdrawal. The Company will not impose a withdrawal charge upon such a withdrawal and it will not be considered a free withdrawal under the Contract.
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Distribution Requirements — For Contracts issued in connection with Non-Qualified Plans, the federal tax laws require that the Company pay a death benefit upon the death of the Owner, and the Company will do so under all Contracts, including those issued prior to January 4, 1999. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Commencement Date or receive the death benefit proceeds.

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.

For any Designated Beneficiary of a Non-Qualified Plan other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — For Contracts issued on or after January 4, 1999, if the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See “Death Benefit” for a discussion of the death benefit in the event of the Annuitant’s death for Contracts issued prior to January 4, 1999.
Benefits Under the Contract

  The following table summarizes information about the benefits available under the Contract. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 75 or Younger
Provides a death benefit equal to the greatest of (1) all Purchase Payments less any withdrawals (including withdrawal charges), (2) the Contract Value, or (3) the stepped-up death benefit, which is the largest death benefit on any Contract anniversary that is a multiple of six and that occurs prior to the oldest Owner attaining age 76, plus Purchase Payments made and less withdrawals taken since the applicable Contract anniversary.
There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract anniversary immediately preceding May 1, 1991, is deemed to be the sixth Contract anniversary for purposes of determining the stepped-up death benefit.
•   The stepped-up death benefit will not be included as part of the death benefit calculation if death occurs prior to the end of the sixth Contract Year.
•   The calculation of this death benefit differs for Contracts issued in Florida.

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Standard Death Benefit – Contract Issue Age 76 and Older	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals (including withdrawal charges), or the Contract Value.	There is no charge for this option.
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   The calculation of this death benefit differs for Contracts issued in Florida.

Systematic Withdrawals	Allow you to set up automatic periodic payments from your Contract Value.	There is no charge for this option.
•   Each payment must be at least $100 (unless we consent otherwise).
•   This option may be elected at any time after the first Contract Year, or during the first Contract Year, if Contract Value is $40,000 or more at the time of election.
•   Withdrawals may be subject to income tax and penalties.

Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of those two options.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option
•   The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
•   You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of those two options.

Waiver of Withdrawal Charge	The Company will waive the withdrawal charge in the event of confinement to a Hospital or Nursing Facility or Terminal Illness, subject to certain conditions	There is no charge for this option
•   The Company reserves the right to have the Contract Owner examined by a physician of its choice and at its expense to determine if the Contract Owner is eligible for a waiver.
•   The waiver is not available in California.
•   The Terminal Illness waiver is not available in New Jersey.

Annuity Period

General — You select the Annuity Commencement Date at the time of application. If you purchase a single purchase payment immediate annuity, your annuity payments will commence on the Contract Date. Otherwise, your Annuity Commencement Date may not be prior to the third Contract anniversary (ninth annual Contract anniversary for Contracts issued in Oregon after August 31, 1999) and may not be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999). The terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant’s 65th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Commencement Date is
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selected, the Annuity Commencement Date will be the Annuitant’s 95th birthday. Any applicable death benefit will terminate at the Annuity Commencement Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.

On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by:
•	any applicable premium taxes;
•	any outstanding Contract Debt;
•	for Options 1 through 4, 9 and 10, a pro rata account administration charge; and
•	A withdrawal charge for Annuity Options 5, 6 and 7.

The Contracts currently provides for several Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Although Options 1 through 10 may not be described, or are numbered differently, in some Contracts, the Company makes these Options available to all Contract Owners , except that Option 9 is not available under certain forms of the Contract. Annuity payments under Annuity Options 1 through 4, 9 and 10 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 10, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Commencement Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 through 8 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.

Annuity Options 1 through 4 and 10 provide for annuity payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50 ($25 for Contracts issued prior to January 4,1999). If the frequency of payments selected would result in payments of less than $50 (or $25 if applicable), the Company reserves the right to change the frequency.

You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commence-ment Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company’s Administrative Office.

Once annuity payments have commenced under Annuity Options 1 through 4 and 10, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals, or surrender his or her annuity and receive a lump sum settlement in lieu thereof. Under Annuity Options 5 through 9, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable withdrawal charge, premium tax charge and pro rata account administration charge.
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An Owner may transfer Contract Value among the Subaccounts during the Annuity Period , as was available during the accumulation phase, under Annuity Options 1 through 4, 7 and 8, if variable annuity payments have been selected.

The Contract specifies annuity tables for Annuity Options 1 through 4, 9 and 10, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first annuity payment, annuity payments will continue to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.

Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

Option 7 — Deposit Option. The amount due under the Contract on the Annuity Commencement Date may be left on deposit with the Company in its General Account with interest at the rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as you elect. This Option is not available under Contracts used in connection with Qualified Plans.

Option 8 — Age Recalculation. Periodic annuity payments will be made based upon the Annuitant’s life expectancy, or the joint life expectancy of the Annuitant and his or her beneficiary, at the Annuitant’s attained age (and the beneficiary’s attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Contract Value is exhausted. Upon the Annuitant’s death, any Contract Value will be paid to the Designated Beneficiary.

Option 9 — Period Certain. Periodic annuity payments will be made for a stated period which may be 5, 10, 15, or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

Option 10 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments
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will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 9 and 10 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax advisers. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under Qualified Plans not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. For Non‑Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999).
The Fixed Account

 The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”

Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.
There are significant limits on your right to transfer Contract Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Contract Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers and Withdrawals From the Fixed Account,” below.
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Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Account in July. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans or transfers from the Fixed Account will be deemed to be taken from Purchase Payments and Contract Value allocated to the Fixed Account on a first in, first out basis. For more information about transfers and withdrawals from the Fixed Account, see the discussion of the Fixed Account options below. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”

If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, withdrawal charges and the account administration charge will be the same for Contract Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are limited in a Contract Year to not more than the greatest of:
1.	$5,000,
2.	one-third of the Contract Value allocated to the Fixed Account at the time of the first transfer from the Fixed Account in the Contract Year, or
3.	120% of the amount transferred from the Fixed Account during the previous Contract Year.
The Company reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above (“Waiver Period”). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120% of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum
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dollar amount that would have been allowed in the previous Contract Year under the transfer provisions above absent the Waiver Period.

The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value allocated to the Fixed Account. Transfer of Contract Value pursuant to the Asset Reallocation Option is not currently subject to any minimums. The minimum transfer under the Dollar Cost Averaging Option is $25. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers and to limit the amount that may be subject to transfer.

Effective February 1, 2009, for Contracts that provide for a Guaranteed Rate of 4% or higher and permit limits on transfers, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 50% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers occurring before February 1, 2009, or transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.

You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Contract Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Contract Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows, subject to any limitations under your Qualified Plan. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”

Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner (or if applicable, the Annuitant) during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the first person on the following list who is alive on the date of death of the Annuitant: the Primary Beneficiary, the Secondary Beneficiary or if none of the above are alive, the Annuitant’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. Careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contract Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many qualified plans do not allow the designation of any primary
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beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed other than customary weekend and holiday closings,
•	During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspends payment of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID-19), that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could
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lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval and disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account.” Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3%, In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate under the Fixed Account.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to 5% (5.5% if your Contract was issued prior to January 4, 1999). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans.

Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding. If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the
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Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

In the event that you elect to exchange your Contract for a contract of another company, you need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

You should consult with your tax adviser on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans , you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59½, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to such contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.

If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. You may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.

Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts
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you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions Under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals and groups as a non‑tax qualified retirement plan and for individuals and groups in connection with Qualified Plans under the provisions of the Internal Revenue Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”), as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of
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a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).

Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a Contract Owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

Withdrawals Prior to the Annuity Commencement Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals or withdrawals made to pay the fees of an investment adviser ) from a Non-Qualified Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”

Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the
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excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or before the taxpayer reaches age 59½.

Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole Designated Beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

 The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.

Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally, when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.

Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included
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in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same Contract Owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408(A) or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract Owners , Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or ERISA. Consequently, a Contract Owner’s beneficiary designation or elected payment option may not be enforceable.

The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the
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Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.

In order for a retirement plan to be “qualified” under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of “highly compensated” employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.

A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow “Roth” contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a “qualified distribution.” Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

Each employee’s interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 72 (70½ if the owner attained age 70½ before January 1, 2020). Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.

If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee’s death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee would have attained age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disable and chronically ill individuals, individual who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.

Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee’s investment. The portion so excluded is determined by dividing the employee’s investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee’s investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no
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contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.

Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.”

A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.

Unlike regular or “traditional” 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum
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distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”

Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”

IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021 ).

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 105 ,000 to $ 125 ,000 for a married couple filing a joint return and $ 66 ,000 to $ 76 ,000 for a single taxpayer in 2021 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 198 ,000 and $ 208 ,000 (for 2021 ). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contract Owner reaches age 72 (70½ for Contract Owners reaching age 70½ before January 1, 2020) the Contract Owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 401.” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution which bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.

Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”

SIMPLE Individual Retirement Annuities. Certain employers with no more than 100 employees may establish a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities (“SIMPLE IRA”) established by each participant. The contract may be purchased by a trust for a SIMPLE plan and is also available as a SIMPLE IRA annuity.

Information on eligibility to participate in an employer’s SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA will generally include salary deferral contributions and employer contributions. On a pre-tax basis, participants may elect to contribute through salary deferrals based on a stated percentage of the employee’s compensation. Such salary deferrals are limited to the applicable dollar amount of $13,500 for the 2021 tax year.
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The $13,500 limit may be adjusted for inflation in $500 increments after 2021 . If an individual is age 50 or over, catch-up contributions can be made to the SIMPLE IRA in an amount up to the lesser of (i) the individual’s compensation for the tax year, reduced by all elective deferrals that were made to other plans, or (ii) $3,000.

The $3,000 limit will be adjusted for inflation in $500 increments after 2021 . In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant’s account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation.

In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the April 1 following the calendar year that the Contract Owner reaches age 72 (70½ for Contract Owners who reached that age prior to January 1, 2020). The Contract Owner’s retirement date will not affect his or her required beginning date. Amounts contributed to SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.

Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $ 125 ,000 to $ 140 ,000 in adjusted gross income for 2021 ($198 ,000 to $ 208 ,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

Regular contributions to a Roth IRA are not deductible and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete distributions within ten years of the Owner’s death.

Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the distribution of a participant’s benefits until the participant attains age 70½, terminates employment or incurs an “unforeseeable emergency.”

Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.” Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457
52

plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity (IRA).

Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.

If any portion of the balance to the credit of an employee in a 401, 403(b) or governmental 457 plan (other than Roth sources) in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non‑spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.

A 401, 403(b) or governmental 457 plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.

Tax Penalties. Premature Distribution Tax. Distributions from a 401, 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancy) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that is rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.

The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions.)

Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

Eligible rollover distributions from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution
53

is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Distributions from non-qualified annuity contracts are considered “ investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present inter-pretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

The person having the voting interest under a Contract is the Owner. It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
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Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. In addition, upon 30 days’ notice to the holder of a Group Contract, the Company may make other changes to a Group Contract that will apply only to individuals who become Participants after the effective date of the change.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases made automatically from your bank account or pursuant to a salary reduction arrangement, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121109?site=PSBL .

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Allocation Reallocation option, on your behalf.

Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you may bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
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State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all variable annuity contracts sold through the Separate Account were $3, 235,570, $3, 577,018, and $4,173,900, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.

Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.

Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs
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may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.

The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2020 in connection with the sale of its variable annuity contracts: OFG Financial Services Inc., GWN Securities Inc., Securities America Inc., Lincoln Investment Planning LLC , Cetera Advisor Networks LLC,  LPL Financial Corporation, Planmember Securities Corporation. Royal Alliance Associates Inc., Sagepoint Financial Inc., and ACA/Prudent Investors Plan Corp .

These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company’s authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1‑800‑888‑2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121109?site=PSBL .
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information , which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121109?site=PSBL . To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1‑800‑888‑2461 .
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APPENDIX A

Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121109?site=PSBL . You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com . You may not be able to invest in certain Underlying Funds.

The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Type	Fund Adviser/ Sub-Adviser	Current Expenses [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Growth	American Century VP Ultra ® – Class II Adviser: American Century Investment Management, Inc .	1.16%	49.55%	22.72%	17.68%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc .	1.13%	0.83%	8.67%	9.57%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.03%	69.57%	25.58%	17.35%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.05%	17.73%	9.47%	12.69%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.81%	43.26%	19.84%	15.92%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.21%	1.88%	9.67%	9.13%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	3.98%	0.27%	0.90%	4.87%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.38%	4.64%	6.95%	5.44%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.09%	2.21%	9.63%	9.21%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.73%	4.93%	2.19%	2.89%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.11%	12.59%	9.51%	8.17%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.29%	(0.97) %	6.84%	7.17%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.22%	4.30%	10.64%	8.46%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.38%	18.78%	14.85%	12.60%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.45%	37.87%	20.27%	15.31%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.39%	32.10%	17.14%	13.68%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.67%	31.82%	15.59%	13.10%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	14.21%	6.59%	5.47%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.20%	6.65%	8.59%	6.31%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.18%	0.86%	6.73%	8.07%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	(1.09%)	8.30%	9.18%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.24%	19.09%	15.62%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.83%	9.65%	8.61%	8.29%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.04%	(12.32%)	3.15%	4.96%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.73%	0.21%	0.70%	0.36%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.92%	5.97%	2.92%	2.52%
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.98%	14.46%	9.43%	13.09%
International Equity	Invesco V.I. International Growth – Series II Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	8.94%	9.33%	7.55%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.16%	19.63%	12.59%	11.85%
Large Cap Value	Invesco V.I. Value Opportunities – Series II Adviser: Invesco Advisers, Inc.	1.40%	5.33%	8.85%	8.20%
International Equity	MFS ® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	12.71%	9.34%	5.71%
Balanced/Asset Allocation	MFS ® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	9.52%	8.58%	8.07%
Specialty-Sector	MFS ® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	5.62%	11.10%	8.93%
Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	19.28%	12.78%	11.40%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates1.18	1.375%	8.01%	7.95%	4.65%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Administrative Class Adviser: Pacific Investment Management Company LLC	1.38%	1.35%	2.67%	(5.39)%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	0.94%	5.56%	4.77%	5.28%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.69%	2.99%	2.01%	1.79%
Inflation-Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.84%	10.59%	4.20%	2.59%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.29%	24.50%	11.64%	5.20%
1 Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121109?site=PSBL .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov , and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR contract identifier C000028563

VARIFLEX® VARIABLE ANNUITY
May 1, 2021
Variflex Separate Account
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Statement of Additional Information
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the Variflex Variable Annuity dated May 1, 2021 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from Security Benefit by calling 1 - 800 - 888 - 2461 or by writing P.O. Box 750497, Topeka, Kansas 66675 - 0497.

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General Information and History

The Company  — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas, and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the Variflex Separate Account as a separate account under Kansas law on January 31, 1984. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all variable annuity contracts sold through the Separate Account were $3,235,570, $3,577,018, and $4,173,900, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Variflex Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the SBL Variflex Account (the “Separate Account”), see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets  — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Valuation of Accumulation Units — The Accumulation Unit value for a Subaccount on any day is equal to (a) divided by (b), where (a) is the net asset value of the Underlying Fund shares of the Subaccount less the mortality and expense risk charge and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Subaccount at the beginning of that day.

The aggregate value of a Contract’s Accumulation Units on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Subaccount credited to the Contract by the applicable Accumulation Unit value of each such Subaccount, and (b) is any pro rata account administration charge. During the Accumulation Period, all cash dividends and other cash distributions made to each Subaccount will be reinvested in additional shares of the corresponding Underlying Fund.
Computation of Variable Annuity Payments —
Determination of Amount of First Annuity Payment. For annuities under Annuity Options 1 through 4, 9 and 10, the Contracts specify tables indicating the dollar amount of the first monthly payment under each optional form of annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of your Contract (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables specified in your Contract. The value of your Contract for the purpose of establishing
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the first periodic payment under Annuity Options 1, 2, 3, 4 and 10 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value as of the close of the Annuity Commencement Date (or for Contracts issued prior to January 4, 1999, as of the end of the second day preceding the Annuity Commencement Date). For annuities under these options, any pro rata account administration charge is assessed prior to the first annuity payment under such option. For Annuities under Annuity Options 5 through 8 or other mutually agreed upon non‑life contingent payment option (aside from Annuity Option 9), the value of your Contract for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value as of the end of the day the annuity payment is made.
Amount of the Second and Subsequent Annuity Payments. For Variable Annuities under Annuity Options 1 through 4, 9 and 10, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an “Annuity Unit” (see below) as of the close of the Annuity Commencement Date to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, unless Annuity Units are transferred among Subaccounts. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.
Annuity Unit. The value of an Annuity Unit originally was set at $1.00. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the “Net Investment Factor” for the day for which the value is being calculated and (b) .9999057540, the interest neutrali-zation factor (the factor required to neutralize the assumed interest rate of 3½% built into the annuity rates specified in the Contract). The Net Investment Factor of any Subaccount is determined by subtracting 0.00003307502, the mortality and expense risk charge, from the ratio of (a) to (b) where (a) is the value of a share of the Underlying Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by the Company, and (b) is the value of a share of the Underlying Fund at the end of the previous day.
Illustration — The Annuity Unit and the annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant at the Annuity Commencement Date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit was $5.13, producing a total value for the Contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the annuity; however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table specified in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.

Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment, the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month.

Assume further the value of a Subaccount share was $5.15 at the end of the day preceding the date of the second annuity payment, that it was $5.17 at the end of the due date of the second annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was 1.0038504201 ($5.17 divided by $5.15 minus .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed interest rate (the 3½% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for the valuation period is therefore 1.0639727137 which is 1.0037558112 x $1.0599915854 (the value at the beginning of the day).

The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.
Termination of Contract — The Company reserves the right to terminate any unallocated Group Contract under the following circumstances: (1) the Contract Value is less than $10,000 after the end of the first Contract Year, or $20,000 after the end of the third Contract Year; (2) the Qualified Plan pursuant to which the Contract is issued is terminated for any reason or becomes disqualified under Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth Contract Year. For Contracts issued on or after January 4, 1999, the
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Company also reserves the right to terminate a Contract if Contract Value is less than $2,000 at any time after the first Contract Year and prior to the Annuity Commencement Date. For Contracts issued prior to January 4, 1999, the Company may terminate a Contract if the following conditions exist during the Accumulation Period: (1) no Purchase Payments have been received by the Company for the Contract for two full years; (2) the combined value of the Contract in the Separate Account and the Fixed Account is less than $2,000; and (3) the value of the Contract which is allocated to the Fixed Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Contract may have adverse tax consequences. (See the Prospectus at “Full and Partial Withdrawals,” “Distribution Requirements,” and “Federal Tax Matters.”)
Group Contracts — In the case of allocated Group Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a Participant account, each Participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the plan established by the organization. An unallocated Group Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.

Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the Prospectus in their related subject matter sections.

Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
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Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a Participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $ 58 ,000, or (b) 100% of the Participant’s annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.
Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for tax year 2021 . The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $6,500, can be made to a 403(b) annuity during the 2021 tax year. The $6,500 limit may also be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designed Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2021 is the lesser of (i) $ 58 ,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions—$19,500 in 2021 with a $6,500 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution limit makes $9, 500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connec-tion with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of the individual’s taxable compensation. If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount
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the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $ 58 ,000 (for 2021 ). Salary reduction contributions, if any, are subject to additional annual limits.
Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $19,500 or (ii) 100% of the employee’s includable compensation. The $19,500 limit may be adjusted for inflation in $500 increments for future tax years.

If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a 457 plan established by a governmental employer during the tax year equal to $6,500.

The $6,500 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.

Performance

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest hundredth of 1%. “Effective yield” for the Invesco V.I. Government Money Market Subaccount assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = ((Base Period Return + 1)365/7) – 1
Quotations of average annual total return for any Subaccount of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Subaccount over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV
(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the applicable contingent deferred sales charge and other recurring Contract fees and charges on an annual basis, including charges for mortality and expense risk and the account administration charge.
Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Although the Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds have been in existence since before that date. Total return figures may be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre‑dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other Contract fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the account administration charge and the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.

Assignment

The Contract may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December   31, 2020 and 2019 , and for each of the three years in the period ended December 31, 2020,  and the financial statements of the Variflex Separate Account at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105‑2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December   31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 , and the financial statements of the Variflex Separate Account at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries
Years Ended December 31, 2020, 2019 and 2018
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years Ended December 31, 2020, 2019, and 2018

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2020 and 2019, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP

Kansas City, Missouri
April 16, 2021

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Balance Sheets

	December 31,
	2020	2019
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($29,043.6 million and $24,890.6 million in amortized cost for 2020 and 2019, respectively; includes
$241.8 million and $1,142.9 million related to consolidated
variable interest entities for 2020 and 2019, respectively)	$29,125,931	$24,921,061
Trading fixed maturities at fair value	80,483	95,664
Equity securities at fair value	347,715	28,815
Notes receivable from related parties	1,364,160	940,177
Mortgage loans (includes $0.0 million and $528.8 million related to
consolidated variable interest entities for 2020 and 2019, respectively)	1,235,007	1,551,541
Policy loans	68,431	75,984
Cash and cash equivalents (includes $0.1 million and $27.0 million related to consolidated variable interest entities for 2020 and
2019, respectively)	1,210,986	1,914,385
Short-term investments	5,346	2,400
Call options	630,336	580,618
Other invested assets	1,224,917	862,052
Total investments	35,293,312	30,972,697

Accrued investment income	409,586	310,184
Accounts receivable	111,201	139,876
Reinsurance recoverable	1,784,491	1,852,607
Deferred income tax asset	—	8,438
Property and equipment, net	50,910	52,055
Deferred policy acquisition costs	836,477	555,029
Deferred sales inducement costs	274,749	207,887
Value of business acquired	1,165,602	1,306,341
Goodwill	96,941	96,941
Other assets	197,495	181,745
Separate account assets	5,370,332	5,418,208

Total assets	$45,591,096	$41,102,008

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Balance Sheets (continued)

	December 31,
	2020	2019
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$33,905,610	$30,306,240
Funds withheld liability	116,442	119,537
Accounts payable and accrued expenses (includes $2.1 million and $21.7 million related to consolidated variable interest
entities for 2020 and 2019, respectively)	199,757	141,485
Deferred income tax liability	8,200	—
Surplus notes	117,337	118,244
Mortgage debt	6,078	9,838
Debt from consolidated variable interest entities	8,836	345,681
Option collateral	500,673	531,970
Other liabilities	230,936	43,308
Separate account liabilities	5,370,332	5,418,208
Total liabilities	40,464,201	37,034,511

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,459,107	2,878,715
Accumulated other comprehensive income	110,771	38,259
Retained earnings	1,550,017	1,143,523
Total stockholder's equity	5,126,895	4,067,497

Total liabilities and stockholder's equity	$45,591,096	$41,102,008

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Operations

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Revenues:
Net investment income	$1,753,167	$1,677,813	$1,607,102
Asset-based and administrative fees	68,202	70,191	75,182
Other product charges	223,572	211,386	212,750
Change in fair value of options, futures and swaps	88,796	358,408	(284,687)
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	141,216	42,187	(5,122)
Total other-than-temporary impairment losses on
available for sale securities and other invested assets	(16,165)	—	(6,812)
Other revenues	86,644	68,268	75,722
Total revenues	2,345,432	2,428,253	1,674,135

Benefits and expenses:
Index credits and interest credited to account balances	595,211	639,454	731,025
Change in fixed index annuity embedded derivative
and related benefits	(77,707)	103,926	(425,255)
Other benefits	529,395	343,313	346,599
Total benefits	1,046,899	1,086,693	652,369

Commissions and other operating expenses	324,980	305,626	290,638
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	338,585	329,578	198,233
Interest expense	48,651	74,222	98,673
Total benefits and expenses	1,759,115	1,796,119	1,239,913

Income before income tax expense	586,317	632,134	434,222
Income tax expense	116,510	129,982	63,808
Net income	$469,807	$502,152	$370,414

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Net income	$469,807	$502,152	$370,414
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on
available for sale securities	798	384,265	(519,535)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	10,856	(83,573)	120,060
Policy reserves and annuity account values	60,858	(101,218)	112,991
Total other comprehensive income (loss), net of tax	72,512	199,474	(286,484)
Comprehensive income (loss)	$542,319	$701,626	$83,930

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Changes in Stockholder's Equity
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Balance at January 1, 2018	$7,000	$2,489,112	$124,403	$351,823	$2,972,338
Net income	—	—	—	370,414	370,414
Other comprehensive income (loss), net	—	—	(286,484)	—	(286,484)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(30,000)	(30,000)
Purchase price allocation adjustment	—	4,603	—	—	4,603
Change in accounting principle	—	—	866	(866)	—
Balance at December 31, 2018	7,000	2,793,715	(161,215)	691,371	3,330,871
Net income	—	—	—	502,152	502,152
Other comprehensive income (loss), net	—	—	199,474	—	199,474
Contribution from parent	—	85,000	—	—	85,000
Dividends paid	—	—	—	(50,000)	(50,000)
Balance at December 31, 2019	7,000	2,878,715	38,259	1,143,523	4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)
Balance at December 31, 2020	$7,000	$3,459,107	$110,771	$1,550,017	$5,126,895

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Operating activities
Net income	$469,807	$502,152	$370,414
Adjustments to reconcile net income to net cash and
cash equivalents provided by operating activities:
Index credits and interest credited to account balances	595,211	639,454	731,025
Policy acquisition costs deferred	(446,737)	(285,188)	(258,194)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	338,585	329,578	198,233
Net realized/unrealized losses (gains) of investments	(125,051)	(42,187)	11,934
Change in fair value of options, futures and swaps	(88,796)	(358,408)	284,687
Change in fixed index annuity embedded derivative
and related benefits	(77,707)	103,926	(425,255)
Amortization of investment premiums and discounts	(11,096)	(8,104)	(56,126)
Depreciation and amortization	7,410	7,461	9,352
Net sales (purchases) of trading fixed maturities at fair value	23,275	9,025	16,098
Net sales (purchases) of equity securities at fair value	(88,973)	(14,452)	49,790
Change in funds withheld liability	(3,095)	(9,571)	(6,390)
Deferred income taxes	(2,638)	(59,679)	(3,576)
Change in annuity guarantees	527,752	350,610	337,479
Change in reinsurance recoverable	68,116	120,135	198,855
Change in accounts receivable	(39,431)	50,014	88,360
Change in accounts payable	67,615	(41,838)	(333,351)
Change in other liabilities	(34,826)	(16,234)	(222,626)
Other changes in operating assets and liabilities	(136,828)	(271,405)	(249,394)
Net cash and cash equivalents provided by (used in) operating activities	1,042,593	1,005,289	741,315

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	8,251,650	6,917,980	10,597,930
Mortgage loans	782,894	649,244	811,391
Call options	316,425	347,510	546,234
Notes receivable from related parties	4,371,555	5,548,872	7,473,695
Other invested assets	40,133	258,940	159,718
	13,762,657	13,722,546	19,588,968
Acquisitions of investments:
Fixed maturities available for sale	(12,456,030)	(10,140,875)	(11,663,457)
Mortgage loans	(748,872)	(484,164)	(532,940)
Call options	(308,625)	(59,328)	(329,323)
Notes receivable from related parties	(4,762,417)	(3,323,394)	(6,715,429)
Other invested assets	(306,687)	(445,067)	(306,604)
	(18,582,631)	(14,452,828)	(19,547,753)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows (continued)
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Net sales (purchases) of property and equipment	$(1,069)	$(50)	$(3,422)
Net sales (purchases) of short-term investments	37,611	332,733	(307,400)
Net decrease (increase) in policy loans	7,552	5,046	(20,697)
Net cash and cash equivalents provided by (used in) investing activities	(4,775,880)	(392,553)	(290,304)

Financing activities
Payments on surplus notes, notes payable related to commission
assignments, mortgage debt, and debt from consolidated VIEs	(47,249)	(39,223)	(425,145)
Issuance of debt from consolidated VIEs	—	—	44,800
Capital contribution from parent	580,392	85,000	300,000
Cash dividends paid to parent	(50,000)	(50,000)	(30,000)
Net change in repurchase agreements	—	(302,898)	302,898
Deposits to annuity account balances	4,375,240	2,678,444	2,312,662
Withdrawals from annuity account balances	(1,828,495)	(1,940,991)	(2,915,786)
Net cash and cash equivalents provided by (used in) financing activities	3,029,888	430,332	(410,571)

Increase (decrease) in cash and cash equivalents	(703,399)	1,043,068	40,440
Cash and cash equivalents at beginning of period	1,914,385	871,317	830,877
Cash and cash equivalents at end of period	$1,210,986	$1,914,385	$871,317

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$70,805	$48,159	$83,000

Income taxes	$128,000	$193,478	$124,719

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$7,326	$21,435	$17,901
Securities purchased not yet settled in cash	$23,669	$33,013	$30,019
Securities sold not yet settled in cash	$42,489	$110,014	$19,727
Deconsolidation of a VIE	$275,929	$—	$—
Non-cash dividends paid to parent	$13,313	$—	$—

In 2018, the policy loans related to the separate account funding agreements were refinanced with a related party. This resulted in a non-cash transfer from policy loans of $405.4 million and accrued investment income of $16.0 million to notes receivable from related parties.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
Years Ended December 31, 2020, 2019 and 2018
1. Nature of Operations, Basis of Presentation and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed, fixed index, and variable annuities, and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.
On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC's parent company. The distribution did not have a material impact on the Company.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments;

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
The COVID-19 pandemic (the Pandemic) has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses, decreases in consumer mobility and activity, increases in unemployment rates and volatility in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. Though the Company’s business has been affected by the Pandemic, such as increases in volatility in its investment portfolio, its overall impact on Company operations has been minimal. The Company cannot predict the length and severity of the Pandemic or its longer-term effects on the Company. Our estimates and assumptions could change in the future as circumstances change.
Investments
Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of other comprehensive income or loss (OCI) in the consolidated statements of comprehensive income, net of adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company has elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under Accounting Standards Codification (ASC) 820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.
The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship.
Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.
The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support the funds withheld reinsurance liability (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.
The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management's evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.
Policy loans are reported at unpaid principal.
Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.
Asset and Liability Derivatives
The Company hedges certain exposures to interest rate risk, foreign exchange risk, and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product, and must be accounted for under ASC 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.
The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income (AOCI), net of applicable income taxes.
For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.
Goodwill
Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reported goodwill is lower than its carrying amount, goodwill is written down to its fair value; and a charge is reported in the consolidated statements of operations.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.
Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
ranged from 1.0% to 5.0% during each of the years 2020, 2019, and 2018. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
The Company offers fixed index annuity products with returns linked to the performance of certain indices. The fixed index annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB, of which policyholders can only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.
Recognition of Revenues
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Revenues from Contracts with Customers
Prior to the adoption of ASC 606, Revenue from Contracts with Customers (ASC 606) and for the year ended 2018 presented in these consolidated financial statements, the Company accounted for its revenues in accordance with ASC 605, Revenue Recognition (ASC 605). For the year beginning January 1, 2019, the Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.
Distribution Revenue
SD enters into distribution and underwriting arrangements with various affiliated and unaffiliated mutual fund companies (the affiliated mutual fund companies ceased to be considered affiliated as of January 1, 2019). The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution revenue for the years ended December 31, 2020, 2019 and 2018 amounted to $20.0 million, $20.4 million, and $21.1 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
Shareholder Administrative Service Revenue
SBLIC enters into agreements with affiliated and unaffiliated investment vehicles (the affiliated investment vehicles ceased to be considered affiliated as of January 1, 2019) for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company's influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2020, 2019, and 2018 amounted to $9.0 million, $9.1 million, and $9.4 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2020 or 2019.
Recently Issued Accounting Pronouncements
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (ASU 2016-02). The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2022 for the Company, with early adoption permitted. The Company is in the process of evaluating the full impact adoption of this standard will have on the Company in 2022.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
credit loss estimates. The new standard is effective for the Company on January 1, 2023, with early adoption permitted. While the Company is currently evaluating the full impact of this new guidance on its consolidated financial statements, the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology.
In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts.
(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.
(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.
(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.
The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.
In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated "Step 2" from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. A public business entity that is not an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2021.
In January 2020, the FASB issued ASU 2020-01, Investments – Equity Securities (Topic 321), Investments – Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) – Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (a consensus of the FASB Emerging Issues Task Force). ASU 2020-01 clarifies the application of the measurement

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
alternative to transactions that require an entity to apply or discontinue the equity method, and whether certain forward contracts and purchased options on equity securities are in the scope of Topic 321. The standard is effective January 1, 2021 for the Company with early adoption permitted. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2021.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. However, the relief is temporary and cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. The Company is still evaluating the potential impact of this update and, as of December 31, 2020, has not adopted the standard.
ASUs issued but not yet adopted as of December 31, 2020 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company's consolidated financial statements at this time.
Recently Adopted Accounting Pronouncements
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This ASU, which replaces most current revenue recognition guidance, including industry specific guidance, prescribes that an entity should recognize revenue to reflect the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. On January 1, 2019, the Company adopted ASC 606 using the modified retrospective method for those contracts that were not completed as of the date of adoption. Results for reporting periods beginning after January 1, 2019 are presented under ASC 606, while prior period amounts continue to be reported under prior revenue recognition guidance, ASC 605. The revenue recognition pattern for distribution revenue and shareholder administrative service revenue is not changed. Overall, the adoption of this ASU did not have a

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
material impact on the consolidated financial statements, as core revenue streams such as insurance contracts and investment contracts are excluded from its scope.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820)– Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. The Company adopted this update on January 1, 2020 without any material impact to the consolidated financial statements.
In April 2019, FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments. The amendments consist of five topics with different effective dates. The Company adopted Topic 3, Codification Improvements to Update 2017-12 and Other Hedging Items and Topic 4, Codification Improvements to Update 2016-01 on January 1, 2020 with no impact to the consolidated financial statements. The remaining three topics will be adopted at the time ASU 2016-13 becomes effective for the Company.
Prior Period Reclassifications
Certain prior period amounts in the consolidated financial statements and accompanying notes have been reclassified to conform to the current period's presentation. Changes were made to the classification of certain revenue and expense items for the following line items: (1) certain administrative and other fees previously reported in other product charges or other revenues are now being reported in asset-based and administrative fees, (2) amounts related to unrealized and realized foreign currency and forward contracts previously reported in changes in fair value of options, futures and swaps are now being reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities and (3) DAC amortization adjustments related to realized gain (losses) previously reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities, are now being reported in with the amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
A reconciliation of the changes to conform to current presentation is as follows:
	Year Ended December 31, 2019
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$64,681	$5,510	$70,191
Other product charges	216,746	(5,360)	211,386
Change in fair value of options, futures and swaps	337,013	21,395	358,408
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	66,830	(24,643)	42,187
Other revenues	68,418	(150)	68,268
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	332,826	(3,248)	329,578

	Year Ended December 31, 2018
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$71,802	$3,380	$75,182
Other product charges	215,919	(3,169)	212,750
Change in fair value of options, futures and swaps	(218,442)	(66,245)	(284,687)
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	(71,319)	66,197	(5,122)
Other revenues	75,933	(211)	75,722
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	198,281	(48)	198,233

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments
Fixed Maturity Investments and Equity Securities
Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.
	December 31, 2020
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$6,555	$4	$104,526	$—
Obligations of government-sponsored
enterprises	232,147	13,242	247	245,142	—
Corporate	12,328,112	275,239	43,219	12,560,132	—
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	77,630	11,853	—	89,483	—
Commercial mortgage-backed	121,664	5,701	1,244	126,121	—
Residential mortgage-backed	10,471	393	93	10,771	—
Collateralized debt obligations	6,309	1,265	109	7,465	—
Collateralized loan obligations	12,636,656	194,294	330,059	12,500,891	(24,458)
Redeemable preferred stock	375,762	467	5,716	370,513	—
Other asset backed	3,156,886	40,053	86,087	3,110,852	—
Total fixed maturity investments	$29,043,647	$549,062	$466,778	$29,125,931	$(24,458)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)

	December 31, 2019
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$138,436	$1,716	$823	$139,329	$—
Obligations of government-sponsored
enterprises	284,917	8,248	52	293,113	—
Corporate	10,710,707	186,251	15,007	10,881,951	(222)
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	108,123	13,276	793	120,606	—
Commercial mortgage-backed	123,560	4,778	116	128,222	—
Residential mortgage-backed	22,046	561	83	22,524	107
Collateralized debt obligations	6,170	2,489	—	8,659	—
Collateralized loan obligations	10,171,999	78,234	292,203	9,958,030	—
Redeemable preferred stock	75,762	16,849	—	92,611	—
Other asset backed	3,248,866	38,158	11,043	3,275,981	—
Total fixed maturity investments	$24,890,621	$350,560	$320,120	$24,921,061	$(115)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.
	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)

Due one year or less	$2,789,804	$2,797,017
Due after one year through five years	6,539,303	6,619,798
Due after five years through ten years	2,107,187	2,185,643
Due after ten years	1,067,458	1,151,718
Structured securities with variable principal payments	16,539,895	16,371,755
	$29,043,647	$29,125,931

As of December 31, 2020 and 2019, there were five issuers, with a total amount of $3,823.7 million and $2,788.5 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder's equity.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2020 and 2019, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:
	December 31, 2020
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$1,276	$4	$—	$—	$1,276	$4
Obligations of government-sponsored
enterprises	19,821	247	—	—	19,821	247
Corporate	1,395,531	38,217	73,507	5,002	1,469,038	43,219
Commercial mortgage-backed	33,663	1,142	2,477	102	36,140	1,244
Residential mortgage-backed	—	—	725	93	725	93
Collateralized debt obligations	340	109	—	—	340	109
Collateralized loan obligations	3,168,690	129,107	3,273,873	200,952	6,442,563	330,059
Redeemable preferred stock	219,030	5,716	—	—	219,030	5,716
Other asset backed	667,681	73,688	795,478	12,399	1,463,159	86,087
Total fixed maturity investments, available for sale	$5,506,032	$248,230	$4,146,060	$218,548	$9,652,092	$466,778

Number of securities with unrealized losses		303		222		525
Percent investment grade (AAA through BBB-)		77%		66%		72%

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2019
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$45,579	$734	$23,768	$89	$69,347	$823
Obligations of government-sponsored
enterprises	8,287	52	—	—	8,287	52
Corporate	346,165	5,815	290,818	9,192	636,983	15,007
Municipal obligations	692	4	9,979	789	10,671	793
Commercial mortgage-backed	7,385	65	3,218	51	10,603	116
Residential mortgage-backed	2,675	1	6,190	82	8,865	83
Collateralized loan obligations	2,225,280	93,134	4,454,128	199,069	6,679,408	292,203
Other asset backed	678,887	5,791	500,861	5,252	1,179,748	11,043
Total fixed maturity investments, available for sale	$3,314,950	$105,596	$5,288,962	$214,524	$8,603,912	$320,120

Number of securities with unrealized losses		244		307		551
Percent investment grade (AAA through BBB-)		69%		64%		66%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2020 and 2019.
The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$(1,634)	$(1,634)	$—
Credit losses for which an other-than-temporary impairment
was not previously recognized	(9,731)	—	(1,634)
Additional credit loss impairments on securities previously impaired	(3,839)	—	—
Balance at end of period	$(15,204)	$(1,634)	$(1,634)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Interest on fixed maturity investments, available for sale	$1,416,984	$1,383,005	$1,237,319
Interest on fixed maturity investments, trading	3,692	4,780	5,973
Interest on notes receivable from related parties	117,068	165,254	201,343
Dividends on equity securities at fair value	13,430	339	285
Interest on mortgage loans	100,633	118,208	151,268
Interest on policy loans	2,881	3,383	31,101
Interest on short-term investments	7,149	28,272	22,114
Investment income on cash equivalents	9,057	29,361	9,176
Income on equity method accounting adjustment	149,739	7,722	7,489
Other	4,445	1,474	7,451
Total investment income	1,825,078	1,741,798	1,673,519

Less:
Investment expenses	68,219	59,205	60,444
Ceded to reinsurer	3,692	4,780	5,973
Net investment income	$1,753,167	$1,677,813	$1,607,102
Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Proceeds from sales	$5,049,903	$3,417,971	$7,021,981
Gross realized gains	116,555	12,707	31,992
Gross realized losses	4,446	4,423	57,709

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$116,695	$(8,491)	$(26,008)
Total realized gains (losses), available for sale	116,695	(8,491)	(26,008)

Realized gains (losses), other invested assets	(2,548)	54,640	3,228

Net realized/unrealized gains (losses), fixed maturity investments,
trading and fair value option	2,476	6,958	(5,449)

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	63,293	19,425	(47,092)
Foreign exchange derivatives	(45,858)	(21,395)	66,245
Equity securities at fair value	9,920	(2,122)	(418)
Embedded derivative, funds withheld reinsurance	(2,664)	(6,863)	5,846
Other	(286)	129	(1,127)
Total other realized/unrealized gains (losses)	24,405	(10,826)	23,454
Net realized/unrealized gains (losses) before ceded reinsurance	141,028	42,281	(4,775)

Net ceded reinsurance (gains) losses	188	(94)	(347)
Net realized/unrealized gains (losses) before impairments	141,216	42,187	(5,122)

Impairments:
OTTI of available for sale securities	(16,165)	—	(6,812)
Total impairments	(16,165)	—	(6,812)

Net realized/unrealized gains (losses)	$125,051	$42,187	$(11,934)

The Company recognized $8.3 million of net unrealized gains and $2.5 million of net unrealized losses on equity securities at fair value held at December 31, 2020 and 2019, respectively.
There were no outstanding agreements to sell securities at December 31, 2020.
At December 31, 2020 and 2019, the Company pledged securities with a market value of approximately $158.1 million and $147.8 million respectively, as collateral in relation to certain institutional products.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
At December 31, 2020 and 2019, the Company pledged securities with a market value of approximately $215.6 million and $217.6 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2020 and 2019, available for sale bonds with a carrying value of $3.6 million and $3.4 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:
	December 31,
	2020	2019
	(In Thousands)

Commercial mortgage loans	$1,228,974	$1,540,901
Allowance for credit losses on commercial mortgage loans	(4,496)	—
Commercial mortgage loans, net of allowances	1,224,478	1,540,901
Residential mortgage loans	10,529	10,640
Total mortgage loans, net of allowances	$1,235,007	$1,551,541

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $415.4 million and sold no commercial mortgage loans during the year ended December 31, 2020. The Company acquired $313.0 million and sold $117.0 million commercial mortgage loans during the year ended December 31, 2019.
The commercial mortgage loan portfolio is diversified by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2020		2019
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$515,140	41%	$302,935	19%
South Atlantic	309,179	25	189,976	12
Middle Atlantic	188,540	15	45,376	3
Foreign	58,158	5	319,832	21
East North Central	44,821	4	41,884	3
West South Central	37,886	3	38,925	3
West North Central	32,297	3	561,732	36
Mountain	19,752	2	20,543	1
New England	9,887	1	10,448	1
East South Central	8,818	1	9,250	1
Total	$1,224,478	100%	$1,540,901	100%

	2020		2019
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$432,898	36%	$193,997	13%
Hotel/Motel	336,704	27	99,168	6
Apartments/Multifamily	157,104	13	426,534	28
Retail	128,151	10	123,674	8
Industrial	25,170	2	37,303	2
Other	144,451	12	660,225	43
Total	$1,224,478	100%	$1,540,901	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.
The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:
	2020	2019
	(In Thousands)

CM1	$245,097	$248,056
CM2	154,740	972,170
CM3	565,238	202,075
CM4 and Below	259,403	118,600
	$1,224,478	$1,540,901

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2020 there was one commercial mortgage loan, with a carrying value of $38.5 million, on non-accrual status. This loan was considered impaired, but a specific loan loss allowance was deemed not necessary. There were no mortgage loans on non-accrual status at December 31, 2019.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities
Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Financing Entities
The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the related assets of the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.
In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company's equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company's investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.
The total assets of consolidated CFEs were $242.5 million and $1,180.5 million at December 31, 2020 and 2019, respectively. The total liabilities of consolidated CFEs were $10.9 million and $90.1 million at December 31, 2020 and 2019, respectively.
Real Estate Mortgage Investment Conduit
During 2016, the Company invested in pass through certificates of a Real Estate Mortgage Investment Conduit (REMIC) that held a commercial mortgage loan. The Company, together with its related parties, purchased more than 50% of all the outstanding certificates. The Company holds the greatest share of the REMIC’s outstanding certificates, is therefore considered to be the primary beneficiary and, accordingly, consolidated the REMIC’s financial statements.
During 2020, the Company sold its investment in the outstanding certificates of the REMIC and ceased to be the primary beneficiary of the REMIC. Therefore, the Company is no longer required

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities (continued)
to consolidate the underlying commercial mortgage loan, or liabilities associated with certificates owned by other investors, on the Company's consolidated balance sheets.
In consolidating the REMIC as of December 31, 2019, the purchased certificates were eliminated and the Company recorded the underlying commercial mortgage loan of the REMIC on the Company’s consolidated balance sheets. The certificates owned by other investors were recorded as a liability on the Company’s consolidated balance sheets, which is carried at amortized cost.
The total assets of the consolidated REMIC were $531.2 million at December 31, 2019. The total liabilities of the consolidated REMIC were $277.3 million at December 31, 2019.
Unconsolidated Variable Interest Entities
The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE. The total investment in these unconsolidated CFEs were $6,689.7 million and $6,600.6 million at December 31, 2020 and 2019, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2020 and 2019.
The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The Company's carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $961.0 million and $544.1 million at December 31, 2020 and 2019, respectively, compared to its maximum exposure to loss of $1,239.9 million and $742.3 million at December 31, 2020 and 2019, respectively. The Company's maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to joint ventures and partnerships. Total assets of these unconsolidated entities under the equity method of accounting amounted to $746.0 million and $328.4 million at December 31, 2020 and 2019, respectively. The carrying value of unconsolidated investments accounted for under the measurement alternative under ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities was $215.7 million at December 31, 2020 and 2019.
In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities (continued)
fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.
4. Derivative Instruments
The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity's index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy's index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.
In addition, the Company is party to coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party prior to January 1, 2019, (see Note 10). Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.
The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.
Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign-currency-denominated available for sale securities (the Hedged Item). As of December 31, 2020, amortized cost of the Hedged Item designated and qualified as the Hedged Item in fair value

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
hedges was $846.9 million. Fair value of forward contracts designated as hedging instruments under ASC 815-20 was $68.0 million as of December 31, 2020 and is included in other invested assets or other liabilities in the consolidated balance sheets. Change in fair value of the Hedged Item attributable to changes in foreign exchange rates, which was a $61.3 million gain for the year ended December 31, 2020 was reclassed from OCI into net realized/unrealized gains (losses), excluding impairment losses on available for sale securities within the consolidated statement of operations. The change in the estimated fair value of the derivative related to the changes in the difference between the spot price and the forward price is excluded from the assessment of hedge effectiveness. The Company has elected to record changes in estimated fair value of excluded components in earnings.
The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.
The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:
				2020
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)

Barclays Bank PLC	A		A1	$1,447,288	$58,429	$—
BNP Paribas	A	+	Aa3	2,607,666	66,819	11
Bank of America, N.A.	A	+	Aa2	806,848	22,502	—
Canadian Imperial Bank of Commerce	A	+	Aa2	1,664,711	129,948	123,151
Citibank, N.A.	A	+	Aa3	2,372,913	130,864	65,935
Goldman Sachs International	A	+	A1	209,965	8,189	771
JPMorgan Chase Bank, N.A.	A	+	Aa2	905,461	39,598	—
Merrill Lynch International	A	+	N/A	240,590	4,922	—
Morgan Stanley & Co International PLC	A	+	Aa3	3,107,601	132,920	2,126
Morgan Stanley Capital Services LLC	A	+	Aa3	1,655,927	85,230	—
Natixis, SA	A	+	A1	532,503	3,180	9,184
NatWest Markets PLC	A	-	A3	356,876	625	12,541
Societe Generale	A		A1	194,967	5,054	—
UBS AG	A	+	Aa3	838,211	28,743	—
Exchange Traded	N/A		N/A	2,284,500	71,575	1,410
				$19,226,027	$788,598	$215,129

				2019
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A		A2	$1,358,217	$33,461
BNP Paribas	A	+	Aa3	1,188,668	10,352
Bank of America, N.A.	A	+	Aa3	374,941	8,432
Canadian Imperial Bank of Commerce	A	+	Aa2	1,604,255	6,114
Citibank, N.A.	A	+	Aa3	1,768,205	88,945
Goldman Sachs International	A	+	A1	403,850	20,586
JPMorgan Chase Bank, N.A.	A	+	Aa2	871,600	42,857
Merrill Lynch International	A	+	N/A	344,990	5,983
Morgan Stanley & Co International PLC	A	+	A1	3,015,265	111,099
Morgan Stanley Capital Services LLC	A	+	A1	2,613,460	144,361
Natixis, SA	A	+	A1	425,824	882
The Royal Bank of Scotland PLC	BBB	+	Baa2	930,390	8,120
Societe Generale	A		A1	813,600	27,934
UBS AG	A	+	Aa3	797,433	27,414
Exchange Traded	N/A		N/A	1,445,956	31,105
				$17,956,654	$567,645

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
Collateral posted by counterparties at December 31, 2020 and 2019, applicable to derivative instruments, was $500.7 million and $532.0 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2020 and 2019, the balance of this account was $24.3 million and $19.9 million, respectively, and is reflected on the consolidated balance sheets in other assets. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2020 and 2019, non-cash collateral posted by the counterparties under the tri-party arrangements was $5.1 million and $6.4 million, respectively, which is not reflected on the consolidated balance sheets.
The estimated fair value of net derivatives after the application of master netting agreements and collateral were as follows:
	December 31, 2020
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$788,598	$(197,209)	$(500,673)	$90,716
Derivative liabilities	215,129	(197,209)	(16,490)	1,430

	December 31, 2019
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$582,900	$—	$(531,970)	$50,930
The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.
The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:
	Derivative Asset		Derivative Liability
	2020	2019	2020	2019	Balance reported in
	(In Thousands)
Derivatives:
Interest rate swaps and total return swaps	$4,315	$2,272	$1,501	$—	Other invested assets and other liabilities
Call options	630,336	580,618	2,897	—	Call options and other liabilities
Currency forwards	153,886	—	210,451	15,255	Other invested assets and other liabilities
Futures	61	10	280	—	Other invested assets and other liabilities
Total derivative financial instruments	$788,598	$582,900	$215,129	$15,255

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$12,169	$10,863	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	1,760,729	1,469,361	Policy reserves and annuity account values
Reinsurance contracts	—	—	4,168	1,518	Other liabilities
Commission assignment	—	17,669	—	—	Other assets
Total embedded derivative financial instruments	$—	$17,669	$1,777,066	$1,481,742

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:
	Year Ended December 31,
	2020	2019	2018	Change of fair value reported in
	(In Thousands)
Derivatives:
Call options	$88,321	$332,168	$(282,615)
Futures	(1,313)	193	1,563
Interest rate swaps and total return swaps	1,788	26,047	(3,635)
Change in fair value of options, futures and swaps	$88,796	$358,408	$(284,687)	Change in fair value of options, futures and swaps

Change in currency forwards and swaps	$(45,858)	$(21,395)	$66,245	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$1,306	$1,227	$(3,669)	Other benefits
Commission assignment	4,948	(1,912)	781	Other benefits
Total change in embedded derivative financial instruments	$6,254	$(685)	$(2,888)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following:
	Year Ended December 31,
	2020	2019	2018	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives				Change in fixed index annuity embedded derivative and related benefits
(see Note 14)	$(115,673)	$149,068	$(211,533)
Other changes in difference between policy benefit				Change in fixed index annuity embedded derivative and related benefits
reserves computed using derivative accounting vs. long-duration contracts accounting	37,966	(45,142)	(213,722)
	$(77,707)	$103,926	$(425,255)
The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
5. Deferred Policy Acquisition Costs
An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$555,029	$421,027	$182,434
Cost deferred	446,737	285,188	258,194
Imputed interest	16,590	12,409	9,604
Amortized to expense	(178,446)	(129,993)	(77,431)
Effect of unrealized (gains) losses	(3,433)	(33,602)	48,226
Balance at end of period	$836,477	$555,029	$421,027

6. Deferred Sales Inducement Costs
An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$207,887	$150,323	$76,362
Costs deferred	85,677	75,943	75,198
Imputed interest	4,539	3,649	3,091
Amortized to expense	(30,029)	(18,231)	(8,146)
Effect of unrealized (gains) losses	6,675	(3,797)	3,818
Balance at end of period	$274,749	$207,887	$150,323

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired
The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$1,306,341	$1,572,143	$1,590,838
Adjustment to VOBA(1)	—	—	6,725
Imputed interest	26,443	32,200	47,185
Amortized to expense	(177,682)	(229,612)	(172,535)
Effect of unrealized (gains) losses	10,500	(68,390)	99,930
Balance at end of period	$1,165,602	$1,306,341	$1,572,143

(1)  In 2018 the Company recorded an adjustment to VOBA as a result of the one year measurement period in connection with a change in control on January 31, 2017. The reclassification resulted in a shift of VOBA from a different subsidiary of SBLH to SBLIC.

The weighted average amortization period is 35 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.99% for the year ended December 31, 2020, 2.17% for the year ended December 31, 2019, and 2.32% for the year ended December 31, 2018.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:
2021	$107,753
2022	93,552
2023	88,783
2024	85,900
2025	85,761

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
8. Other Assets
Property and Equipment
The following is a summary of property and equipment at cost less accumulated depreciation for the years ended December 31:
	2020	2019
	(In Thousands)

Land and improvements	$7,279	$6,730
Building	51,723	51,723
Furniture	25	25
Computer software	793	272
	59,820	58,750
Less accumulated depreciation	(8,910)	(6,695)
Net property and equipment	$50,910	$52,055

Accumulated depreciation deducted from investment in real estate amounted to $8.6 million and $6.4 million at December 31, 2020 and 2019, respectively.
Airplane
In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method over 25 years which approximates its estimated productive life and is included in other invested assets on the consolidated balance sheets.
As a result of the Pandemic, in May 2020, SAILES entered into a Rent Postponement Agreement (the Agreement) with the lessor which reduced lease payments in September, October and November 2020, deferring the remainder of those payments until 2021. In December 2020, normally scheduled lease payments resumed. The deferred lease payments will be repaid from January to June 2021 in six installments, together with the normal lease payments. The lessor is obligated to pay interest on the deferred lease payments together with each installment. The Company determined that the Agreement was not a change in the provisions of the lease.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:
	2020	2019
	(In Thousands)

Airplane	$124,644	$124,644
Less accumulated amortization	(20,299)	(15,103)
	$104,345	$109,541

The asset is included in other invested assets on the consolidated balance sheets.
Depreciation on the asset for the years ended December 31, 2020, 2019 and 2018 was $5.2 and is included in commissions and other operating expenses in the consolidated statements of operations.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $23.2 million and $22.2 million at December 31, 2020 and 2019, respectively, with the change in net policy value recorded in other revenue of $1.0 million, $0.5 million, and $1.1 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Company-Owned Life Insurance
The Company has invested in company-owned life insurance. The investment is carried in other assets at net policy value of $43.6 million and $35.9 million at December 31, 2020 and 2019, respectively, with the change in net policy value recorded as a decrease in other benefits of $7.7 million, $5.8 million and $1.6 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:
	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2018:
Unrealized gains (losses) on available for sale securities	$(631,364)	$120,755	$(510,609)
Foreign exchange adjustments on available for sale and equity method investments	(6,678)	1,402	(5,276)
Reclassification adjustment for gains (losses) included in net income	(26,008)	14,115	(11,893)
OTTI losses recognized in earnings and other comprehensive income (loss)	6,812	1,431	8,243
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	151,974	(31,914)	120,060
Policy reserves and annuity account values	143,027	(30,036)	112,991
Total other comprehensive income (loss) for the year ended December 31, 2018	$(362,237)	$75,753	$(286,484)

Other comprehensive income (loss) for the year ended December 31, 2019
Unrealized gains (losses) on available for sale securities	$474,605	$(99,667)	$374,938
Foreign exchange adjustments on available for sale and equity method investments	20,297	(4,262)	16,035
Reclassification adjustment for gains (losses) included in net income	(8,491)	1,783	(6,708)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(105,789)	22,216	(83,573)
Policy reserves and annuity account values	(128,124)	26,906	(101,218)
Total other comprehensive income (loss) for the year ended December 31, 2019	$252,498	$(53,024)	$199,474

Other comprehensive income (loss) for the year ended December 31, 2020:
Unrealized gains (losses) on available for sale securities	$(124,291)	$26,101	$(98,190)
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for gains (losses) included in net income	116,695	(24,506)	92,189
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858
Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
9. Other Comprehensive Income (Loss) (continued)
Accumulated Other Comprehensive Income
	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Accumulated other comprehensive income (loss) at January 1, 2018	$2,585	$105,116	$124,403

Other comprehensive income (loss) before reclassifications	(5,276)	(277,558)	(282,834)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	(3,650)	(3,650)
Comprehensive income (loss)	(5,276)	(281,208)	(286,484)

Change in accounting principle	—	866	866
Accumulated other comprehensive income (loss) at December 31, 2018	(2,691)	(175,226)	(161,215)

Other comprehensive income (loss) before reclassifications	16,035	190,147	206,182
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(6,708)	(6,708)
Accumulated other comprehensive income (loss) at December 31, 2019	13,344	8,213	38,259

Other comprehensive income (loss) before reclassifications	(5,971)	(26,476)	(32,447)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	104,959	104,959
Accumulated other comprehensive income (loss) at December 31, 2020	$7,373	$86,696	$110,771

(1)
The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Reinsurance assumed:
Premiums received	$12,964	$11,607	$13,906
Commissions paid	$2,309	$2,215	$2,367
Claims paid	$6,424	$7,488	$6,371
Surrenders paid	$56,183	$64,173	$78,534

Principal reinsurance ceded transactions are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Reinsurance ceded:
Premiums paid	$39,386	$44,816	$51,071
Commissions received	$1,418	$2,459	$2,759
Claim recoveries	$63,382	$66,067	$74,843
Surrenders recovered	$112,016	$175,895	$258,883

At December 31, 2020 and 2019, the Company has reinsurance recoverable receivables totaling $1,784.5 million and $1,852.6 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.
The Company has ceded to GLAC reserves of $365.0 million and $387.4 million as of December 31, 2020 and 2019, respectively. This includes reserves of $104.2 million and $107.2 million as of December 31, 2020 and 2019, respectively, assumed by the Company from an unrelated party and ceded to GLAC. These ceded reserves are recorded in policy reserve liability on the consolidated balance sheets, with the corresponding recoverable amount recorded in reinsurance recoverable on the consolidated balance sheets.
As of December 31, 2020 and 2019, the value of the Company’s funds withheld liability under all its reinsurance agreements was $116.4 million and $119.5 million, respectively, which is substantially related to GLAC.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
10. Reinsurance (continued)
As of December 31, 2020 and 2019, the Company had $1,062.6 million and $1,129.6 million, respectively, of reserves that were uncollateralized by the reinsurer.
Life insurance in force ceded at December 31, 2020 and 2019 was $1,983.6 million and $2,083.5 million, respectively. Life reserves ceded at December 31, 2020 and 2019 was $571.3 million and $569.5 million, respectively.
Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that are issued in 2018 through 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.
11. Insurance Liabilities
The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:
	2020	2019
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$30,992,594	$27,360,983
Liabilities for group annuities	567,795	550,657
Funding agreements	511,438	495,805
Other investment-type insurance contract liabilities	1,711	1,361
Total investment-type insurance contract liabilities	32,073,538	28,408,806
Life and other reserves	1,832,072	1,897,434
Total policy reserves and annuity account values	$33,905,610	$30,306,240

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
General account funding agreements
The Company issued general account funding agreements to certain related parties (the related parties ceased to be considered related as of January 1, 2019) of $511.4 million and $495.8 million at December 31, 2020 and 2019, respectively, which are classified as investment-type contracts. These liabilities consist of fixed interest rate contracts. These agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
Separate account funding agreements
The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2020 and 2019, separate account investments funded through these agreements were $1,866.5 million and $2,059.6 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.
The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)

Rollup GMDB	$607	$202	76	$644	$184	74

The determination of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)

As of December 31, 2020 and 2019, the reserve liability for the GLWB guarantee on fixed index annuities was $2,383.6 million and $1,939.2 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $37.5 million and $34.6 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.
The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,409	$11	66	$1,376	$11	65
Reset	153	—	60	140	—	60
Roll-up	110	43	72	109	47	71
Step-up	3,905	31	69	3,764	27	69
Combo	88	13	75	86	16	75
Subtotal	5,665	98	68	5,475	101	68

Enhanced	4	—	71	4	—	71
Total GMDB	$5,669	$98	68	$5,479	$101	68

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $12.1 million and $11.8 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $19.2 million and $17.3 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $8.8 million and $7.5 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
The components of index credits and interest credited to account balances are summarized as follows:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Index credits	$300,965	$344,145	$480,036
Interest credited to account balances	294,246	295,309	250,989
	$595,211	$639,454	$731,025

12. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2014. The Internal Revenue Service is currently examining the Company’s federal tax returns for tax years 2014 through 2018.
Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $41.5 million and $16.7 million at December 31, 2020 and 2019, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.
The Company's subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC's losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.
As of December 31, 2020 and 2019, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2020, 2019 and 2018.
Income tax expense consists of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Current income tax expense	$119,148	$189,661	$67,384
Deferred income tax (benefit) expense	(2,638)	(59,679)	(3,576)
Income tax expense	$116,510	$129,982	$63,808
From a tax return perspective, the Company has $163.5 million of net operating loss carryforwards (NOLs) subject to Internal Revenue Code Section 382 (Section 382). Under Section 382, the Company’s use of these NOLs is limited to $12.0 million per year.
The Company's deferred tax asset position includes $560.0 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.
The Company had no NOLs in 2020 for any states in which it is required to file an income tax return.
The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Federal income tax expense computed at statutory rate	$123,127	$132,748	$91,187
Increases (decreases) in taxes resulting from:
Dividends received deduction	(2,534)	(2,257)	(1,934)
Prior period adjustments	(1,022)	2,577	400
Tax exempt interest	(336)	(154)	(500)
Tax rate differential	—	—	(22,755)
Other	(2,725)	(2,932)	(2,590)
Income tax expense	$116,510	$129,982	$63,808
“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
Net deferred income tax assets and liabilities consist of the following as of December 31:
	2020	2019
	(In Thousands)

Deferred income tax assets:
Future policy benefits	$412,444	$410,964
Credit carryover	8,666	8,666
Rider fee	10,948	10,407
Net operating loss carryforward	115,112	90,996
Other	30,605	6,342
Total deferred income tax assets	577,775	527,375

Deferred income tax liabilities:
Net unrealized gain on derivatives	78,453	62,259
Deferred policy acquisition costs and deferred sales
inducements	202,215	131,893
Net unrealized capital gain on investments	14,557	14,345
Investments	8,477	890
Value of business acquired	242,571	274,332
Depreciation	28,190	29,093
Commission accrual	—	4,413
Other	11,512	1,712
Total deferred income tax liabilities	585,975	518,937
Net deferred income tax assets (liabilities)	$(8,200)	$8,438
The oldest credit carryover will expire in 2031 and relates to general business credits.
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2020 and 2019.
13. Goodwill
As of December 31, 2020 and 2019, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2020 and 2019 annual impairment test, the Company determined that the carrying value of goodwill did not exceed the fair value of SBLIC; therefore, no amounts were impaired.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

Fixed maturity investments
The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.
Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Short-term investments
Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

Call options, currency forwards, swaps, and futures
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Reinsurance derivative asset/liability
The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.
Embedded derivatives – commission assignment
The fair value of the commission assignment embedded derivatives is determined by comparing the current period updated actuarial projected future cash flows, discounted to present value, to the amortized cost of the base level commission payments on the reporting date. The main variables considered in the actuarial projected future cash flows include: (i) policies that remain in-force; (ii) persistency expectations; (iii) expected future cash flows related to the level commission payments; and (iv) discount rate. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – fixed index annuity contracts
Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.
One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Assets and Liabilities Measured and Reported at Fair Value
The following table presents categories measured at fair value on a recurring basis:
	December 31, 2020
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$33,920	$32,669	$1,251	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	104,526	—	104,526	—
Obligations of government-sponsored enterprises	245,141	—	245,141	—
Corporate	12,621,163	—	1,947,614	10,673,549
Obligations of foreign governments	36	—	36	—
Municipal obligations	89,483	—	79,692	9,791
Commercial mortgage-backed	126,120	—	119,766	6,354
Residential mortgage-backed	10,772	—	10,772	—
Collateralized debt obligations	7,464	—	7,464	—
Collateralized loan obligations	12,515,669	—	11,533,991	981,678
Redeemable preferred stock	371,215	—	1,811	369,404
Other asset backed	3,114,825	—	1,109,518	2,005,307
Total fixed maturity investments	29,206,414	—	15,160,331	14,046,083
Equity securities:
Consumer	94,621	69,120	25,000	501
Mutual funds	4,395	4,395	—	—
Preferred stocks	248,699	—	43,978	204,721
Total equity securities	347,715	73,515	68,978	205,222

Short-term investments	5,346	—	—	5,346
Call options	630,336	69,725	560,611	—
Currency forwards and swaps	153,886	—	153,886	—
Interest rate swaps and total return swaps	4,314	1,791	2,523	—
Futures	61	61	—	—
Separate account assets	5,370,332	3,503,832	—	1,866,500
Total assets	$35,752,324	$3,681,593	$15,947,580	$16,123,151

Liabilities:
Call options	$2,897	$—	$2,897	$—
Currency forwards and swaps	210,451	—	210,451	—
Interest rate swaps and total return swaps	1,501	1,130	371	—
Futures	280	280	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	12,169	—	—	12,169
Reinsurance derivative liability	4,168	—	—	4,168
Fixed index annuity contracts	1,760,729	—	—	1,760,729
Total liabilities	$1,992,195	$1,410	$213,719	$1,777,066

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

	December 31, 2019
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,761,776	$1,575,634	$186,142	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	139,329	—	139,329	—
Obligations of government-sponsored enterprises	293,113	—	293,113	—
Corporate	10,944,384	—	3,411,548	7,532,836
Obligations of foreign governments	35	—	35	—
Municipal obligations	120,606	—	120,606	—
Commercial mortgage-backed	131,166	—	127,932	3,234
Residential mortgage-backed	22,524	—	17,723	4,801
Collateralized debt obligations	8,659	—	8,659	—
Collateralized loan obligations	9,983,702	—	8,724,268	1,259,434
Redeemable preferred stock	93,325	—	1,775	91,550
Other asset backed	3,279,882	—	1,705,803	1,574,079
Total fixed maturity investments	25,016,725	—	14,550,791	10,465,934
Equity securities:
Consumer	9,600	9,600	—	—
Mutual Funds	4,176	4,176	—	—
Preferred stocks	15,039	—	15,039	—
Total equity securities	28,815	13,776	15,039	—

Short-term investments	2,400	—	125	2,275
Call options	580,618	30,424	550,194	—
Interest rate swaps and total return swaps	2,272	372	1,900	—
Futures	10	10	—	—
Commission assignment derivative asset	17,669	—	—	17,669
Separate account assets	5,418,208	3,358,608	—	2,059,600
Total assets	$32,828,493	$4,978,824	$15,304,191	$12,545,478

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$10,863	$—	$—	$10,863
Currency forwards and swaps	15,255	—	15,255	—
Reinsurance derivative liability	1,518	—	—	1,518
Fixed index annuity contracts	1,469,361	—	—	1,469,361
Total liabilities	$1,496,997	$—	$15,255	$1,481,742

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Changes in Level 3 Fair Value Measurements
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2020 is as follows:
	Balance at January 1, 2020	Total Realized/Unrealized		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2020	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
		Gains and Losses
		Included in Net Income(1)	Included in Other Comprehensive Income
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,532,836	$(29,821)	$36,161	$1,352,701	$1,781,672	$10,673,549	$92	$109,024
Municipal obligations	—	—	(37)	9,828	—	9,791	—	(37)
Commercial mortgage-backed	3,234	1	130	2,989	—	6,354	—	130
Residential mortgage-backed	4,801	—	—	(4,801)	—	—	—	—
Collateralized loan obligations	1,259,434	1,537	(1,395)	245,435	(523,333)	981,678	—	(1,395)
Redeemable preferred stock	91,550	1	(22,147)	300,000	—	369,404	—	(22,147)
Other asset backed	1,574,079	2,322	(70,205)	(71,559)	570,670	2,005,307	—	(56,554)
Total fixed maturity investments	10,465,934	(25,960)	(57,493)	1,834,593	1,829,009	14,046,083	92	29,021

Equity securities:
Consumer	—	501	—	—	—	501	501	—
Preferred stock	—	(15,279)	—	—	220,000	204,721	(15,279)	—
Total equity securities	—	(14,778)	—	—	220,000	205,222	(14,778)	—

Short-term investments	2,275	—	(54)	3,125	—	5,346	—	(54)
Commission assignment
derivative asset	17,669	(17,669)	—	—	—	—	—	—
Separate account assets(2)	2,059,600	170,300	—	(363,400)	—	1,866,500	—	—
Total assets	$12,545,478	$111,893	$(57,547)	$1,474,318	$2,049,009	$16,123,151	$(14,686)	$28,967

Liabilities:
Derivatives and embedded
derivatives:
GMWB and GMAB reserves	$10,863	$1,306	$—	$—	$—	$12,169	$—	$—
Reinsurance derivative liability	1,518	2,650	—	—	—	4,168	—	—
Fixed index annuity contracts	1,469,361	(115,672)	—	407,040	—	1,760,729	—	—
Total liabilities	$1,481,742	$(111,716)	$—	$407,040	$—	$1,777,066	$—	$—
(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2020 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,096,927	$173,994	$2,260,393	$657,827	$1,352,701
Municipal obligations	10,026	—	—	198	9,828
Commercial mortgage-backed	5,241	—	—	2,252	2,989
Residential mortgage-backed	—	—	4,801	—	(4,801)
Collateralized loan obligations	877,665	—	11,431	620,799	245,435
Other asset backed	80,070	—	—	151,629	(71,559)
Redeemable preferred stock	300,000	—	—	—	300,000
Total fixed maturity investments	5,369,929	173,994	2,276,625	1,432,705	1,834,593

Short-term investments	48,469	—	—	45,344	3,125
Separate account assets	—	—	—	363,400	(363,400)
Total assets	$5,418,398	$173,994	$2,276,625	$1,841,449	$1,474,318

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$451,122	$—	$44,082	$407,040
Total liabilities	$—	$451,122	$—	$44,082	$407,040

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2019 is as follows:
	Balance at January 1, 2019	Total Realized/Unrealized		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2019	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
		Gains and Losses
		Included in Net Income(1)	Included in Other Comprehensive Income
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,350,484	$(11,421)	$193,328	$15,749	$(15,304)	$7,532,836	$86
Commercial mortgage-backed	3,186	2	76	(30)	—	3,234	—
Residential mortgage-backed	5,469	(4)	61	(725)	—	4,801	—
Collateralized loan obligations	828,294	(10,287)	(3,579)	771,139	(326,134)	1,259,434	—
Other asset backed	1,922,957	2,188	(2,657)	(326,096)	(22,313)	1,574,079	—
Redeemable preferred stock	70,009	—	21,541	—	—	91,550	—
Total fixed maturity investments	10,180,399	(19,522)	208,770	460,037	(363,751)	10,465,934	86

Equity securities:
Financial	171	350	(146)	(375)	—	—	—
Total equity securities	171	350	(146)	(375)	—	—	—

Short-term investments	485	—	28	1,762	—	2,275	—
Reinsurance derivative asset	4,835	(4,835)	—	—	—	—	—
Commission assignment
derivative asset	15,757	1,912	—	—	—	17,669	—
Separate account assets(2)	1,861,800	197,800	—	—	—	2,059,600	—
Total assets	$12,063,447	$175,705	$208,652	$461,424	$(363,751)	$12,545,478	$86

Liabilities:
Derivatives and embedded derivatives:
Reinsurance derivative liability	$—	$1,518	$—	$—	$—	$1,518	$—
GMWB and GMAB reserves	9,636	1,227	—	—	—	10,863	—
Fixed index annuity contracts	1,218,022	149,068	—	102,271	—	1,469,361	—
Total liabilities	$1,227,658	$151,813	$—	$102,271	$—	$1,481,742	$—
(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2019 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,040,531	$111,126	$3,078,903	$1,057,005	$15,749
Other asset backed	186,057	—	223,642	288,511	(326,096)
Collateralized loan obligations	918,905	—	93,734	54,032	771,139
Total fixed maturity investments	5,145,493	111,126	3,396,279	1,400,303	460,037

Short-term investments	84,083	—	—	82,321	1,762
Total assets	$5,229,576	$111,126	$3,396,654	$1,482,624	$461,424

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$136,227	$—	$33,956	$102,271
Total liabilities	$—	$136,227	$—	$33,956	$102,271

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Transfers
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2020 are as follows:
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$1,781,672	$—	$—
Collateralized loan obligations	959	(524,292)	—
Other asset backed	571,663	(993)	—
Total fixed maturity investments	$2,354,294	$(525,285)	$—

Equity securities:
Preferred stock	$—	$—	$220,000
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2019 are as follows:
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$(15,304)	$—
Collateralized loan obligations	250,280	(576,414)	—
Other asset backed	—	(22,313)	—
Total fixed maturity investments	$250,280	$(614,031)	$—
The majority of the assets transferred into Level 3 during 2020 and 2019 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2020 and 2019 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.
	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$8,316,819	Discount Model	Credit Spread	35 - 1470 [391] basis points (bps)
	210,594		Discount Rate	2.55% - 10.50% [4.59%]
	15,984		Weighted Average Cost of Capital	7.00%
	1,014,588	Spread Duration	Credit Spread	202 - 728 [421] bps
	1,146	Market Comparables	Broadcast cash flow (BCF) multiple	6.22x
	1,063,291	Waterfall	Cashflows
Municipal obligations	9,791	Discount Model	Credit Spread	380 bps
Collateralized loan obligations	158,691	Discount Model	Discount Rate	2.40% - 10.25% [4.04%]
	7,119	Residual Equity	Residual Equity
Redeemable preferred stock	300,088	Discount Model	Discount Rate	1.50%
	69,316	Market Comparables	Price/Book Multiple	0.93x
Other asset backed	1,056,929	Discount Model	Credit Spread	49 - 1795 [431] bps
	495,019		Market Yield	5.33%
	3,891		Discount Rate	2.04% - 9.00% [5.47%]
	19,905	Spread Duration	Credit Spread	123 bps
Total fixed maturity investments	12,743,171

Short-Term investments	5,346	Discount Model	Discount Rate	7.50

Equity securities:
Preferred stock	204,721	Discount Model	Credit Spread	6.21%
Total equity securities	204,721

Separate account assets	1,866,500	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)
Total assets	$14,814,397	See Note (2)

	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$12,169	Discounted Cash Flow	Own credit spread	1.58%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Reinsurance derivative liability	4,168	See Note (1)
Fixed index annuity contracts	1,760,729	Discounted Cash Flow	Own credit spread	1.58%
			Risk margin	0.11% - 0.17%
Total liabilities	$1,777,066

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

	As of December 31, 2019
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,562,483	Discount Model	Credit Spread	128 - 575 [355] basis points (bps)
	72,119		Discount Rate	3.05% - 11.00% [7.26%]
	340,878	Market Comparables	Credit Spread	195 - 362 [302] bps
	316,511	Spread Duration	Credit Spread	299 - 821 [677] bps
	161,976	Yield Analysis	Yield	4.95% - 9.68% [7.55%]
	44,468	Waterfall	Cashflows
	1,442	Enterprise Value	Broadcast cash flow (BCF) multiple	5.2x
Collateralized loan obligations	159,736	Discount Model	Discount Rate	2.15% - 9.30% [3.69%]
	550		Credit Spread	284 bps
	10,026	Market Comparables	Credit Spread	352 bps
	7,162	Residual Equity	Residual Equity
Redeemable preferred stock	91,550	Market Comparables	Price/Book Multiple	1.23x
Other asset backed	1,206,075	Discount Model	Credit Spread	128 - 312 [239] bps
	9,274		Discount Rate	3.08% - 9.75% [4.90%]
	723	Yield Analysis	Yield	3.19%
Total fixed maturity investments	8,984,973

Short-Term investments	2,275	Discount Model	Credit Spread	519 bps
Commission assignment
derivative asset	17,669	Income Approach	Years Discounted	0.08 yrs - 10.01 yrs [1.55 yrs]
			Interpolated Yield	4.48% - 7.12% [5.12%]
			Uncertainty Premium	0.44% - 10.08% [1.57%]
Separate account assets	2,059,600	Revenue Multiples	Projected Revenues	6.0 – 6.5x [6.26x]
		Discounted Cash Flow	Discount Rate	675 – 866 [764] bps
		Discounted Cash Flow	Discount Rate Curve	2.10% - 8.00%
		Land Sale Comparison	Value per Buildable Square Footage	$170.00 - 380.00 [258.80]
		See Note (3)
Total assets	$11,062,244	See Note (2)

	As of December 31, 2019
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$10,863	Discounted Cash Flow	Own credit spread	0.89%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Reinsurance derivative liability	1,518	See Note (1)
Fixed index annuity contracts	1,469,361	Discounted Cash Flow	Own credit spread	0.89%
			Risk margin	0.08% - 0.17%
Total liabilities	$1,481,742

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $1,303.4 million and $1,481.0 million as of December 31, 2020 and 2019, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2020 and 2019 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.
Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Measurement Alternative for Measuring Equity Investments
The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. The carrying value of equity investments accounted for under the measurement alternative was $215.7 million and $435.7 million at December 31, 2020 and 2019, respectively. There were no impairments or adjustments to the carrying value for the years ended December 31, 2020 and 2019.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:
	December 31, 2020
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,235,007	$1,279,706	$—	$272,000	$1,007,706
Notes receivable from related parties	1,364,160	1,364,160	—	943,260	420,900
Policy loans	68,431	68,509	—	—	68,509
Business-owned life insurance	23,204	23,204	—	—	23,204
Company-owned life insurance	43,556	43,556	—	—	43,556
Supplementary contracts without life
contingencies	(64,592)	(68,629)	—	—	(68,629)
Individual and group annuities	(8,052,611)	(8,296,688)	—	—	(8,296,688)
Debt from consolidated VIEs	(8,836)	(8,120)	—	—	(8,120)
Surplus notes	(117,337)	(110,116)	—	—	(110,116)
Mortgage debt	(6,078)	(6,078)	—	—	(6,078)
Separate account liabilities	(5,370,332)	(5,370,332)	(3,503,832)	—	(1,866,500)

	December 31, 2019
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,551,541	$1,590,379	$—	$609,160	$981,219
Notes receivable from related parties	940,177	940,182	—	888,182	52,000
Policy loans	75,984	76,073	—	—	76,073
Business-owned life insurance	22,194	22,194	—	—	22,194
Company-owned life insurance	35,863	35,863	—	—	35,863
Supplementary contracts without life
contingencies	(66,417)	(70,007)	—	—	(70,007)
Individual and group annuities	(6,939,205)	(7,266,618)	—	—	(7,266,618)
Debt from consolidated VIEs	(345,681)	(360,656)	—	—	(360,656)
Notes payable related to commission
assignments	(8,197)	(8,197)	—	—	(8,197)
Surplus notes	(118,244)	(131,462)	—	—	(131,462)
Mortgage debt	(9,838)	(10,305)	—	—	(10,305)
Separate account liabilities	(5,418,208)	(5,418,208)	(3,358,608)	—	(2,059,600)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $279.0 million, of which $64.1 million is with related parties, as of December 31, 2020, as required by the general partner. The Company had committed up to $2,618.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2020, of which $798.6 million is with related parties or securitizations in which related parties act as collateral managers.
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $198.2 million, of which $151.9 million is with related parties, as of December 31, 2019, as required by the general partner. The Company had committed up to $2,939.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2019, of which $1,191.3 million is with related parties or securitizations in which related parties act as collateral managers.
Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
16. Debt
Line of credit
At December 31, 2020, the Company has access to a $102.8 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.26% over the Federal Funds rate (0.09% at December 31, 2020). The Company had no borrowings under this line of credit at December 31, 2020 and 2019. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2020.
Surplus notes
The Company has outstanding surplus notes with a carrying value of $117.3 million and $118.2 million at December 31, 2020 and 2019, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.
Mortgage debt
The primary mortgage financing for the Company’s home office property was arranged through FHLB. Although structured as a sale-leaseback transaction, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company.
The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $318,754. The financing is collateralized by a first mortgage on the premises.
The outstanding mortgage balance at December 31, 2020 and 2019, of $6.1 million and $9.8 million, respectively, is reflected on the consolidated balance sheets in mortgage debt.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
16. Debt (continued)
Future principal payments
At December 31, 2020, future principal payments for the years ending December 31 are as follows:
Mortgage Debt
(In Thousands)

2021	$3,568
2022	1,875
$5,443

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,543	$6,591	$6,637
Debt from consolidated VIE interest	39,715	54,287	72,558
Notes payable related to commission
assignments interest	356	1,233	2,792
Note payable - SAILES 2, LLC interest	14	14	3,901
Mortgage debt interest	65	282	484
Total debt/notes payable interest	46,693	62,407	86,372
Repurchase agreement interest	—	1,973	2,003
Other interest	1,958	9,842	10,298
Total	$48,651	$74,222	$98,673

17. Related-Party Transactions
There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and related parties of $2.6 million and $5.6 million at December 31, 2020 and 2019. The Company reported amounts payable to parent, subsidiaries and related parties of $24.7 million and $14.5 million at December 31, 2020 and 2019, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following investments in related parties with interest rates ranging from 2.2% to 7.7% and maturity dates ranging from February 2021 through April 2024. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:
	December 31,
	2020	2019
	(In Thousands)

Blackbrook Property Holdings S.A.R.L.	$124,227	$—
Chain Bridge Opportunistic Funding
Holdings, LLC	302,000	16,000
Chesney Park, LLC	229,000	—
Dawn Acres II, LLC	146,000	—
Dawn Acres III, LLC	84,000	—
Free State Funding, LLC	100,000	—
Holliday Park, LLC	93,000	326,000
Shamrock Valley, LLC	—	85,000
Triple8, LLC	16,000	66,000
Other	269,933	447,177
	$1,364,160	$940,177

As of December 31, 2020 and 2019, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $551.7 million and $329.7 million, respectively.
As of December 31, 2020 and 2019, the Company had investments in joint ventures and partnerships of $746.0 million and $328.4 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties. The Company also had investments in joint ventures and partnerships with related parties held under the measurement alternative of $215.7 million as of December 31, 2020 and 2019. These investments are included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets.
	December 31,
	2020	2019
	(In Thousands)
Cedar Crest, LLC	$623,656	$—
CBAM 2017-1, LTD	237,936	237,087
CBAM 2017-2, LTD	330,595	337,588
CBAM 2017-3, LTD	280,053	279,081
CBAM 2017-4, LTD	277,413	268,651
CBAM 2018-5, LTD	246,171	245,152
CBAM 2018-6, LTD	257,443	261,638
CBAM 2018-7, LTD	198,030	198,224
Cottonwood CLO LLC	—	361,962
Gage Park, LLC	640,290	—
SCF Realty Capital Master Trust	66,832	90,968
Shawnee 1892, LLC	814,600	—
Other	1,745,230	1,333,748

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:
	December 31,
	2020	2019
	(In Thousands)

American Media & Entertainment	$204,384	$210,673
American Media Productions, LLC	400,000	416,779
Arch Portfolio Trust, LLC	238,000	150,000
Banner Creek Bridge, LLC	379,724	176,000
BH Luxury Residences, LLC	457,045	405,118
Cain International, LLC	1,083,541	939,393
Canon Portfolio Trust, LLC	262,996	216,493
CBAM CLO Management, LLC	265,005	266,884
CI FCL Funding 2 PLC	214,184	—
Collins Park, LLC	264,437	141,000
DCP Rights, LLC	495,019	500,000
Eldridge Equipment Finance, LLC	174,413	161,453
LAISAH, LLC	458,906	458,906
Mason Portfolio Trust, LLC	239,000	195,000
Mayfair Portfolio Trust, LLC	215,000	146,000
Mirror Media IP Holdings, LLC	295,450	297,325
Oasis BH, LLC	308,943	243,866
Oneida Portfolio Trust, LLC	165,000	172,000
Original Narrative Library, LLC	208,650	—
Palmer Portfolio Trust	258,000	74,000
PD Holdings	265,000	220,000
Putnam Asset Holdings, LLC	261,000	181,000
Quinton Heights, LLC	147,000	243,000
Ridge Media Holdings, LLC	256,900	243,000
Steamboat Portfolio Trust, LLC	254,000	232,000
Three L Finance Holdings, LLC	226,224	209,880
Wanamaker Portfolio Trust, LLC	265,000	220,000
Other	1,298,470	881,075
Pursuant to an agreement effective January 1, 2017, the Company paid $108.3 million, $100.2 million and $93.9 million for the years ended December 31, 2020, 2019 and 2018, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
The Company invests in CLOs managed by CBAM and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $49.0 million and $50.8 million for the years ended December 31, 2020 and 2019, respectively.
The Company received $21.1 million, $20.4 million and $18.5 million for the years ended December 31, 2020, 2019 and 2018, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.
The Company paid fees of $169.5 million, $147.4 million and $143.8 million for the years ended December 31, 2020, 2019 and 2018, respectively, to SBBS for providing management and administrative services.
The Company paid fees of $20.3 million, $17.7 million and $18.0 million for the years ended December 31, 2020, 2019 and 2018, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.
The Company paid interest of $62.9 million, $40.0 million and $74.6 million for the years ended December 31, 2020, 2019 and 2018, respectively, to related parties on VIE debt and other loans with related parties.
In December 2019, the Company completed a transaction involving related parties to dispose of investments in CFEs with a fair value of $1,027.1 million at the transaction date, resulting in deconsolidation of the CFEs. As part of this transaction, the Company issued a collateral loan

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
investment to a related party (PD Holdings, LLC) and received both related (American Media Productions, LLC) and unrelated party bonds.
As of December 31, 2018, the Company held a short-term promissory loan of $421.4 million at a rate of 7.90% with a related party (LAISAH, LLC). During 2019 the related party refinanced this debt into a long-term bond, which the Company now holds, in the amount of $458.9 million at a rate of 7.375%.
During the fourth quarter of 2019, the Company reacquired from Shamrock Valley LLC, one of the two commercial mortgage loans sold in the prior year, as well as an additional bond in an unrelated issuer. The total carrying value of these investments was $273.3 million as of the year ended December 31, 2019. In addition, the Company assumed a delayed draw real estate loan contingency as part of the transaction. The total contingency amount was $60.4 million as of the year ended December 31, 2019 and is reported in Note 15.
The Company received $580.4 million and $85.0 million in capital contributions from SBLH during 2020 and 2019, respectively. The Company paid $63.3 million and $50.0 million in dividends to SBLH during 2020 and 2019, respectively.
18. Statutory Financial Information and Regulatory Net Capital Requirements
The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. Prior to July 1, 2019, the Company was granted a permitted practice by the State of Kansas that provided the same accounting treatment as the statute.
Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.
The consolidated impact of these practices on statutory surplus, including the impact of income taxes, was to increase statutory surplus by $178.2 million and $19.4 million as of December 31, 2020 and 2019, respectively. The consolidated impact of these practices on statutory net income, including the impact of income taxes, was to decrease statutory net income by $311.4 million and $145.7 million for the years ended December 31, 2020 and 2019, respectively.
Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, of $518.5 million and $364.7 million as of December 31, 2020 and 2019, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.
SBLIC total adjusted capital, including surplus notes (see Note 16), was $4,154.2 million and $3,508.9 million at December 31, 2020 and 2019, respectively. Statutory net income of the insurance operations was $426.3 million, $216.5 million, and $272.2 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)
approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.
At December 31, 2020, SD had net capital of $34.1 million, which was $30.4 million in excess of its required net capital of $3.8 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.65 to 1 at December 31, 2020.
19. Subsequent Events
Subsequent events have been evaluated through April 16, 2021, which is the date the financial statements were issued.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries
Exhibits and Financial Statement Schedules
Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) as of December 31, 2020 and 2019, for each of the three years in the period ended December 31, 2020, and have issued our report thereon dated April 16, 2021 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.
In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.
/s/ Ernst & Young LLP
Kansas City, Missouri
April 16, 2021

Security Benefit Life Insurance Company and Subsidiaries
Schedule I - Summary of Investments
Other Than Investments in Related Parties
As of December 31, 2020

	December 31, 2020
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available for sale:	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$104,526	$104,526
Obligations of government-sponsored
enterprises	232,147	245,141	245,141
Corporate	3,874,476	4,058,952	4,058,952
Foreign governments	35	36	36
Municipal obligations	77,630	89,483	89,483
Commercial mortgage-backed	121,664	126,121	126,121
Residential mortgage-backed	6,309	7,464	7,464
Collateralized debt obligations	10,471	10,772	10,772
Collateralized loan obligations	7,389,553	7,227,957	7,227,957
Redeemable preferred stock	75,762	70,426	70,426
Other asset backed	1,957,898	1,905,512	1,905,512
Total fixed maturity investments	$13,843,920	$13,846,390	$13,846,390

Equity securities:
Consumer	$76,371	$94,119	$94,119
Mutual funds	5,028	4,395	4,395
Preferred stocks	41,900	43,978	43,978
Total equity securities	$123,299	$142,492	$142,492

Securities Fair Value Option:
Fixed maturities	$74,012	$80,483	$80,483

Mortgage loans	684,162	720,238	686,220
Cash and cash equivalents	1,210,986	1,210,986	1,210,986
Call options	425,720	630,336	630,336
Other invested assets	263,168	263,168	263,168
	$16,625,267	$16,894,093	$16,860,075

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Schedule III - Supplementary Insurance Information
As of December 31, 2020 and 2019

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2020:
Life insurance	$836,477	$31,453,322	$—	$2,452,288
As of December 31, 2019:
Life insurance	555,029	28,303,362	—	2,002,878

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2020:
Life insurance	$223,572	$1,753,167	$1,046,899	$161,856	$373,631
As of December 31, 2019:
Life insurance	216,746	1,677,813	1,086,693	118,512	379,848

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Schedule IV - Reinsurance
Years Ended December 31, 2020, 2019 and 2018

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0
Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%

	December 31, 2019
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,088,844	$2,083,502	$74,096	$79,438	93%
Premiums:
Life insurance	20,973	20,973	3,387	3,387	100
Annuity	2,795,596	23,842	8,220	2,779,974	0
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,816,569	$44,815	$11,607	$2,783,361	0%

	December 31, 2018
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,199,250	$2,194,529	$64,078	$68,799	93%
Premiums:
Life insurance	23,429	23,430	3,462	3,461	100
Annuity	2,007,314	27,642	10,443	1,990,115	1
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,030,743	$51,072	$13,905	$1,993,576	1%

Financial Statements
Variflex Separate Account
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

Variflex Separate Account

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets	4

Statements of Operations and Change in Net Assets	5

Notes to Financial Statements	19
1. Organization and Significant Accounting Policies	19
2. Variable Annuity Contract Charges	24
3. Summary of Unit Transactions	25
4. Financial Highlights	27
5. Subsequent Events	36

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of Variflex Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Variflex Separate Account (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ ERNST & YOUNG LLP
We have served as the Separate Account’s auditor since 1984.

Kansas City, MO
April 28, 2021

1

Appendix

Subaccounts comprising Variflex Separate Account

Subaccounts	Statements of operations and changes in net assets
American Century VP Ultra®	For each of the two years in the period ended December 31, 2020
American Century VP Value	For each of the two years in the period ended December 31, 2020
BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund	For each of the two years in the period ended December 31, 2020
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2020

2

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2020
Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth	For each of the two years in the period ended December 31, 2020
Invesco V.I. Mid Cap Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Value Opportunities	For each of the two years in the period ended December 31, 2020
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2020
PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2020
PIMCO VIT CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2020
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2020
PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2020
Royce Micro-Cap	For each of the two years in the period ended December 31, 2020

3

Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

American Century VP Ultra®	1,909,879	$ 31,515,478	$ 51,089,255	$ 51,089,255	1,076,598	$ 47.45	$ 47.45
American Century VP Value	5,638,713	54,719,486	63,097,202	63,097,202	2,419,376	26.08	26.08
BNY Mellon IP Technology Growth	451,906	9,502,010	15,342,213	15,342,213	254,944	60.20	60.20
ClearBridge Variable Aggressive Growth	305,662	7,836,422	9,013,975	9,013,975	292,187	30.88	30.88
ClearBridge Variable Small Cap Growth	229,406	6,089,437	8,396,269	8,396,269	171,846	48.86	48.86
Guggenheim VIF All Cap Value	1,917,750	45,211,993	59,565,311	59,565,311	973,006	61.25	64.43
Guggenheim VIF Alpha Opportunity	110,529	1,728,481	1,638,039	1,638,039	78,674	20.89	20.89
Guggenheim VIF High Yield	405,337	11,681,803	11,150,819	11,150,819	295,330	37.81	39.72
Guggenheim VIF Large Cap Value	4,244,569	125,863,134	159,638,255	159,638,255	1,092,023	49.08	146.32
Guggenheim VIF Long Short Equity	115,017	1,586,961	1,656,240	1,656,240	112,681	14.68	14.68
Guggenheim VIF Managed Asset Allocation	757,419	16,911,894	25,305,355	25,305,355	576,773	43.88	46.16
Guggenheim VIF Small Cap Value	765,899	23,285,176	28,560,360	28,560,360	494,861	57.71	60.17
Guggenheim VIF SMid Cap Value	1,518,935	74,061,669	103,758,472	103,758,472	818,159	126.87	133.09
Guggenheim VIF StylePlus Large Core	3,798,982	119,790,114	187,593,745	187,593,745	1,175,094	58.82	159.70
Guggenheim VIF StylePlus Large Growth	1,178,671	18,294,868	30,397,930	30,397,930	956,263	31.84	33.27
Guggenheim VIF StylePlus Mid Growth	2,109,842	82,635,280	152,879,173	152,879,173	1,046,584	118.37	146.11
Guggenheim VIF StylePlus Small Growth	583,212	14,636,920	26,192,036	26,192,036	514,974	50.86	53.31
Guggenheim VIF Total Return Bond	1,700,780	26,211,436	30,784,120	30,784,120	625,500	27.10	49.24
Guggenheim VIF World Equity Income	6,472,709	56,182,227	95,731,361	95,731,361	1,642,120	56.05	58.27
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (a)	63,598	4,352,059	6,235,808	6,235,808	188,808	33.03	33.03
Invesco Oppenheimer V.I. Main Street Small Cap Fund	272,080	6,137,496	7,321,674	7,321,674	202,454	36.16	36.16
Invesco V.I. Comstock	383,418	6,279,683	6,161,525	6,161,525	278,481	22.13	22.13
Invesco V.I. Equity and Income	818,893	13,526,043	14,592,674	14,592,674	631,766	23.10	23.10
Invesco V.I. Global Real Estate	356,232	5,741,298	5,233,046	5,233,046	234,915	22.28	22.28
Invesco V.I. Government Money Market (b)	10,065,108	10,065,108	10,065,108	10,065,108	1,028,992	9.79	9.88
Invesco V.I. Government Securities	324,673	3,800,932	3,870,103	3,870,103	301,620	12.84	12.84
Invesco V.I. Health Care	257,198	7,090,639	8,664,986	8,664,986	250,171	34.64	34.64
Invesco V.I. International Growth	364,482	11,937,622	15,264,504	15,264,504	690,486	22.11	22.11
Invesco V.I. Mid Cap Core Equity	341,139	4,040,580	3,493,263	3,493,263	139,069	25.15	25.15
Invesco V.I. Value Opportunities	338,947	2,136,566	1,901,495	1,901,495	108,919	17.48	17.48
MFS® VIT II Research International	1,416,758	21,830,562	25,359,960	25,359,960	1,412,081	17.97	17.97
MFS® VIT Total Return	511,451	11,383,175	13,041,988	13,041,988	612,965	21.29	21.29
MFS® VIT Utilities	298,939	8,707,530	10,370,184	10,370,184	323,158	32.09	32.09
Neuberger Berman AMT Sustainable Equity	1,483,654	26,218,017	45,666,861	45,666,861	1,059,233	43.14	44.44
PIMCO VIT All Asset	336,817	3,571,555	3,728,566	3,728,566	191,870	19.45	19.45
PIMCO VIT CommodityRealReturn Strategy	172,200	1,504,571	1,041,812	1,041,812	177,187	5.88	5.88
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	390,930	4,228,018	4,394,053	4,394,053	239,049	18.38	18.38
PIMCO VIT Low Duration	1,455,449	15,001,423	15,107,558	15,107,558	1,143,661	13.22	13.22
PIMCO VIT Real Return	899,364	11,669,719	12,519,142	12,519,142	744,814	16.81	16.81
Royce Micro-Cap	193,465	2,027,062	2,304,165	2,304,165	110,420	20.89	20.89

(a) Merger. See Note 1.
(b) Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.
4

Variflex Separate Account
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century VP Ultra®	American Century VP Value	BNY Mellon IP Technology Growth
Net assets as of December 31, 2018	$42,212,088	$32,165,017	$7,787,977
Investment income (loss):
Dividend distributions	-	666,419	-
Investment Expenses:
Mortality and expense risk and administrative charges	(505,958)	(422,491)	(100,441)
Net investment income (loss)	(505,958)	243,928	(100,441)
Increase (decrease) in net assets from operations:
Capital gain distributions	5,274,635	2,064,910	998,371
Realized capital gain (loss) on investments	2,399,989	906,185	376,017
Change in unrealized appreciation (depreciation)	5,517,890	4,319,874	461,551
Net gain (loss) on investments	13,192,514	7,290,969	1,835,939
Net increase (decrease) in net assets from operations	12,686,556	7,534,897	1,735,498
Contract owner transactions:
Variable annuity deposits	1,130,118	1,167,665	362,541
Terminations, withdrawals and annuity payments	(3,361,676)	(1,675,081)	(927,093)
Transfers between subaccounts, net	(10,787,030)	(10,034,767)	(776,815)
Maintenance charges and mortality adjustments	(19,292)	(6,155)	(2,967)
Increase (decrease) in net assets from contract transactions	(13,037,880)	(10,548,338)	(1,344,334)
Total increase (decrease) in net assets	(351,324)	(3,013,441)	391,164
Net assets as of December 31, 2019	$41,860,764	$29,151,576	$8,179,141
Investment income (loss):
Dividend distributions	-	1,193,410	7,077
Investment Expenses:
Mortality and expense risk and administrative charges	(547,193)	(581,046)	(133,233)
Net investment income (loss)	(547,193)	612,364	(126,156)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,436,361	1,027,088	1,132,598
Realized capital gain (loss) on investments	4,563,760	105,663	496,208
Change in unrealized appreciation (depreciation)	10,583,036	4,630,242	4,422,285
Net gain (loss) on investments	19,583,157	5,762,993	6,051,091
Net increase (decrease) in net assets from operations	19,035,964	6,375,357	5,924,935
Contract owner transactions:
Variable annuity deposits	1,910,519	2,215,740	292,628
Terminations, withdrawals and annuity payments	(2,250,770)	(2,515,690)	(837,453)
Transfers between subaccounts, net	(9,452,955)	27,879,975	1,787,083
Maintenance charges and mortality adjustments	(14,267)	(9,756)	(4,121)
Increase (decrease) in net assets from contract transactions	(9,807,473)	27,570,269	1,238,137
Total increase (decrease) in net assets	9,228,491	33,945,626	7,163,072
Net assets as of December 31, 2020	$51,089,255	$63,097,202	$15,342,213

The accompanying notes are an integral part of these financial statements.
5

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Guggenheim VIF All Cap Value
Net assets as of December 31, 2018	$8,886,542	$5,223,073	$59,349,777
Investment income (loss):
Dividend distributions	65,168	-	945,296
Investment Expenses:
Mortality and expense risk and administrative charges	(109,712)	(76,380)	(766,751)
Net investment income (loss)	(44,544)	(76,380)	178,545
Increase (decrease) in net assets from operations:
Capital gain distributions	162,381	594,129	5,004,379
Realized capital gain (loss) on investments	10,630	172,601	2,123,523
Change in unrealized appreciation (depreciation)	1,758,854	654,024	5,351,238
Net gain (loss) on investments	1,931,865	1,420,754	12,479,140
Net increase (decrease) in net assets from operations	1,887,321	1,344,374	12,657,685
Contract owner transactions:
Variable annuity deposits	400,841	277,422	938,958
Terminations, withdrawals and annuity payments	(1,065,199)	(825,688)	(5,658,411)
Transfers between subaccounts, net	(963,924)	420,943	(1,372,889)
Maintenance charges and mortality adjustments	(3,858)	(2,268)	(14,019)
Increase (decrease) in net assets from contract transactions	(1,632,140)	(129,591)	(6,106,361)
Total increase (decrease) in net assets	255,181	1,214,783	6,551,324
Net assets as of December 31, 2019	$9,141,723	$6,437,856	$65,901,101
Investment income (loss):
Dividend distributions	45,956	-	981,465
Investment Expenses:
Mortality and expense risk and administrative charges	(97,884)	(78,808)	(654,592)
Net investment income (loss)	(51,928)	(78,808)	326,873
Increase (decrease) in net assets from operations:
Capital gain distributions	762,815	565,005	2,912,985
Realized capital gain (loss) on investments	66,007	133,065	1,168,302
Change in unrealized appreciation (depreciation)	406,246	1,827,426	(4,832,314)
Net gain (loss) on investments	1,235,068	2,525,496	(751,027)
Net increase (decrease) in net assets from operations	1,183,140	2,446,688	(424,154)
Contract owner transactions:
Variable annuity deposits	280,620	232,779	1,113,893
Terminations, withdrawals and annuity payments	(587,743)	(644,188)	(4,616,972)
Transfers between subaccounts, net	(1,000,026)	(74,756)	(2,394,505)
Maintenance charges and mortality adjustments	(3,739)	(2,110)	(14,052)
Increase (decrease) in net assets from contract transactions	(1,310,888)	(488,275)	(5,911,636)
Total increase (decrease) in net assets	(127,748)	1,958,413	(6,335,790)
Net assets as of December 31, 2020	$9,013,975	$8,396,269	$59,565,311

The accompanying notes are an integral part of these financial statements.
6

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Alpha Opportunity	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value
Net assets as of December 31, 2018	$2,853,336	$11,826,269	$160,802,608
Investment income (loss):
Dividend distributions	4,153	959,905	2,989,804
Investment Expenses:
Mortality and expense risk and administrative charges	(30,570)	(147,501)	(2,056,191)
Net investment income (loss)	(26,417)	812,404	933,613
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	10,571,178
Realized capital gain (loss) on investments	(41,959)	(215,741)	5,362,752
Change in unrealized appreciation (depreciation)	(33,808)	594,006	14,428,665
Net gain (loss) on investments	(75,767)	378,265	30,362,595
Net increase (decrease) in net assets from operations	(102,184)	1,190,669	31,296,208
Contract owner transactions:
Variable annuity deposits	38,248	245,248	2,216,397
Terminations, withdrawals and annuity payments	(285,459)	(1,506,313)	(16,760,066)
Transfers between subaccounts, net	(319,791)	268,888	(3,096,279)
Maintenance charges and mortality adjustments	(365)	(3,855)	(19,150)
Increase (decrease) in net assets from contract transactions	(567,367)	(996,032)	(17,659,098)
Total increase (decrease) in net assets	(669,551)	194,637	13,637,110
Net assets as of December 31, 2019	$2,183,785	$12,020,906	$174,439,718
Investment income (loss):
Dividend distributions	10,411	819,975	2,991,289
Investment Expenses:
Mortality and expense risk and administrative charges	(21,398)	(129,225)	(1,751,973)
Net investment income (loss)	(10,987)	690,750	1,239,316
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	10,179,020
Realized capital gain (loss) on investments	(61,433)	(429,591)	2,259,428
Change in unrealized appreciation (depreciation)	28,293	105,365	(14,223,220)
Net gain (loss) on investments	(33,140)	(324,226)	(1,784,772)
Net increase (decrease) in net assets from operations	(44,127)	366,524	(545,456)
Contract owner transactions:
Variable annuity deposits	23,416	260,615	1,767,331
Terminations, withdrawals and annuity payments	(147,674)	(1,111,977)	(12,483,280)
Transfers between subaccounts, net	(376,991)	(382,074)	(3,499,880)
Maintenance charges and mortality adjustments	(370)	(3,175)	(40,178)
Increase (decrease) in net assets from contract transactions	(501,619)	(1,236,611)	(14,256,007)
Total increase (decrease) in net assets	(545,746)	(870,087)	(14,801,463)
Net assets as of December 31, 2020	$1,638,039	$11,150,819	$159,638,255

The accompanying notes are an integral part of these financial statements.
7

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Small Cap Value
Net assets as of December 31, 2018	$2,147,387	$23,033,276	$29,619,371
Investment income (loss):
Dividend distributions	12,028	406,263	250,027
Investment Expenses:
Mortality and expense risk and administrative charges	(25,180)	(297,681)	(383,277)
Net investment income (loss)	(13,152)	108,582	(133,250)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	196,108	1,856,180
Realized capital gain (loss) on investments	(17,915)	919,674	1,025,034
Change in unrealized appreciation (depreciation)	110,512	2,934,282	3,256,579
Net gain (loss) on investments	92,597	4,050,064	6,137,793
Net increase (decrease) in net assets from operations	79,445	4,158,646	6,004,543
Contract owner transactions:
Variable annuity deposits	66,004	817,710	642,224
Terminations, withdrawals and annuity payments	(240,667)	(2,453,624)	(3,101,956)
Transfers between subaccounts, net	(142,414)	(262,258)	(911,199)
Maintenance charges and mortality adjustments	(401)	(4,540)	(6,982)
Increase (decrease) in net assets from contract transactions	(317,478)	(1,902,712)	(3,377,913)
Total increase (decrease) in net assets	(238,033)	2,255,934	2,626,630
Net assets as of December 31, 2019	$1,909,354	$25,289,210	$32,246,001
Investment income (loss):
Dividend distributions	14,873	362,454	272,093
Investment Expenses:
Mortality and expense risk and administrative charges	(20,971)	(286,467)	(307,302)
Net investment income (loss)	(6,098)	75,987	(35,209)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,397,696	1,969,514
Realized capital gain (loss) on investments	(13,176)	1,066,477	239,149
Change in unrealized appreciation (depreciation)	71,273	(20,105)	(3,365,894)
Net gain (loss) on investments	58,097	2,444,068	(1,157,231)
Net increase (decrease) in net assets from operations	51,999	2,520,055	(1,192,440)
Contract owner transactions:
Variable annuity deposits	87,421	395,658	660,860
Terminations, withdrawals and annuity payments	(230,812)	(2,778,810)	(1,959,723)
Transfers between subaccounts, net	(161,434)	(113,600)	(1,186,732)
Maintenance charges and mortality adjustments	(288)	(7,158)	(7,606)
Increase (decrease) in net assets from contract transactions	(305,113)	(2,503,910)	(2,493,201)
Total increase (decrease) in net assets	(253,114)	16,145	(3,685,641)
Net assets as of December 31, 2020	$1,656,240	$25,305,355	$28,560,360

The accompanying notes are an integral part of these financial statements.
8

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF SMid Cap Value	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth
Net assets as of December 31, 2018	$101,817,730	$149,794,031	$18,456,578
Investment income (loss):
Dividend distributions	1,003,345	3,484,153	428,867
Investment Expenses:
Mortality and expense risk and administrative charges	(1,345,044)	(1,990,375)	(262,246)
Net investment income (loss)	(341,699)	1,493,778	166,621
Increase (decrease) in net assets from operations:
Capital gain distributions	11,848,153	9,090,624	1,870,861
Realized capital gain (loss) on investments	3,783,861	5,470,139	619,331
Change in unrealized appreciation (depreciation)	9,389,105	24,664,736	3,249,694
Net gain (loss) on investments	25,021,119	39,225,499	5,739,886
Net increase (decrease) in net assets from operations	24,679,420	40,719,277	5,906,507
Contract owner transactions:
Variable annuity deposits	2,202,293	2,608,505	578,606
Terminations, withdrawals and annuity payments	(10,446,153)	(16,254,092)	(1,905,678)
Transfers between subaccounts, net	(2,440,138)	(2,707,395)	491,107
Maintenance charges and mortality adjustments	(25,466)	(41,696)	(8,186)
Increase (decrease) in net assets from contract transactions	(10,709,464)	(16,394,678)	(844,151)
Total increase (decrease) in net assets	13,969,956	24,324,599	5,062,356
Net assets as of December 31, 2019	$115,787,686	$174,118,630	$23,518,934
Investment income (loss):
Dividend distributions	1,189,834	2,750,374	326,608
Investment Expenses:
Mortality and expense risk and administrative charges	(1,145,694)	(1,985,587)	(304,061)
Net investment income (loss)	44,140	764,787	22,547
Increase (decrease) in net assets from operations:
Capital gain distributions	3,770,448	7,212,164	1,119,155
Realized capital gain (loss) on investments	2,831,214	5,102,627	1,324,708
Change in unrealized appreciation (depreciation)	(5,286,459)	14,292,706	5,746,520
Net gain (loss) on investments	1,315,203	26,607,497	8,190,383
Net increase (decrease) in net assets from operations	1,359,343	27,372,284	8,212,930
Contract owner transactions:
Variable annuity deposits	2,104,822	2,888,724	612,232
Terminations, withdrawals and annuity payments	(8,739,218)	(12,901,335)	(2,353,034)
Transfers between subaccounts, net	(6,730,854)	(3,828,613)	414,703
Maintenance charges and mortality adjustments	(23,307)	(55,945)	(7,835)
Increase (decrease) in net assets from contract transactions	(13,388,557)	(13,897,169)	(1,333,934)
Total increase (decrease) in net assets	(12,029,214)	13,475,115	6,878,996
Net assets as of December 31, 2020	$103,758,472	$187,593,745	$30,397,930

The accompanying notes are an integral part of these financial statements.
9

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2018	$109,865,085	$19,632,700	$28,798,889
Investment income (loss):
Dividend distributions	1,000,556	134,775	758,084
Investment Expenses:
Mortality and expense risk and administrative charges	(1,480,816)	(261,324)	(342,099)
Net investment income (loss)	(480,260)	(126,549)	415,985
Increase (decrease) in net assets from operations:
Capital gain distributions	11,068,570	2,279,520	-
Realized capital gain (loss) on investments	7,287,234	838,848	337,461
Change in unrealized appreciation (depreciation)	14,940,829	1,615,732	158,718
Net gain (loss) on investments	33,296,633	4,734,100	496,179
Net increase (decrease) in net assets from operations	32,816,373	4,607,551	912,164
Contract owner transactions:
Variable annuity deposits	2,390,648	349,777	1,946,737
Terminations, withdrawals and annuity payments	(9,826,379)	(2,130,382)	(2,875,428)
Transfers between subaccounts, net	(9,568,341)	(361,519)	(1,360,618)
Maintenance charges and mortality adjustments	(29,471)	(5,002)	(6,491)
Increase (decrease) in net assets from contract transactions	(17,033,543)	(2,147,126)	(2,295,800)
Total increase (decrease) in net assets	15,782,830	2,460,425	(1,383,636)
Net assets as of December 31, 2019	$125,647,915	$22,093,125	$27,415,253
Investment income (loss):
Dividend distributions	1,718,487	267,559	520,430
Investment Expenses:
Mortality and expense risk and administrative charges	(1,505,344)	(248,293)	(353,543)
Net investment income (loss)	213,143	19,266	166,887
Increase (decrease) in net assets from operations:
Capital gain distributions	6,160,713	-	-
Realized capital gain (loss) on investments	4,374,402	648,767	613,575
Change in unrealized appreciation (depreciation)	25,215,286	5,335,863	2,715,185
Net gain (loss) on investments	35,750,401	5,984,630	3,328,760
Net increase (decrease) in net assets from operations	35,963,544	6,003,896	3,495,647
Contract owner transactions:
Variable annuity deposits	3,352,510	353,182	2,660,161
Terminations, withdrawals and annuity payments	(8,142,811)	(1,247,440)	(3,133,532)
Transfers between subaccounts, net	(3,912,734)	(1,005,983)	357,022
Maintenance charges and mortality adjustments	(29,251)	(4,744)	(10,431)
Increase (decrease) in net assets from contract transactions	(8,732,286)	(1,904,985)	(126,780)
Total increase (decrease) in net assets	27,231,258	4,098,911	3,368,867
Net assets as of December 31, 2020	$152,879,173	$26,192,036	$30,784,120

The accompanying notes are an integral part of these financial statements.
10

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF World Equity Income	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (a)	Invesco Oppenheimer V.I. Main Street Small Cap Fund
Net assets as of December 31, 2018	$92,319,109	$4,148,930	$6,526,547
Investment income (loss):
Dividend distributions	2,678,253	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,172,294)	(57,608)	(84,776)
Net investment income (loss)	1,505,959	(57,608)	(84,776)
Increase (decrease) in net assets from operations:
Capital gain distributions	5,345,906	695,525	659,065
Realized capital gain (loss) on investments	4,859,441	91,344	(58,519)
Change in unrealized appreciation (depreciation)	5,848,706	560,214	1,016,864
Net gain (loss) on investments	16,054,053	1,347,083	1,617,410
Net increase (decrease) in net assets from operations	17,560,012	1,289,475	1,532,634
Contract owner transactions:
Variable annuity deposits	1,451,598	328,093	301,806
Terminations, withdrawals and annuity payments	(8,950,298)	(888,882)	(785,570)
Transfers between subaccounts, net	(2,569,307)	(227,857)	(244,436)
Maintenance charges and mortality adjustments	(19,061)	(2,727)	(2,721)
Increase (decrease) in net assets from contract transactions	(10,087,068)	(791,373)	(730,921)
Total increase (decrease) in net assets	7,472,944	498,102	801,713
Net assets as of December 31, 2019	$99,792,053	$4,647,032	$7,328,260
Investment income (loss):
Dividend distributions	2,626,002	-	22,002
Investment Expenses:
Mortality and expense risk and administrative charges	(1,062,480)	(59,228)	(74,858)
Net investment income (loss)	1,563,522	(59,228)	(52,856)
Increase (decrease) in net assets from operations:
Capital gain distributions	917,399	1,271,737	87,738
Realized capital gain (loss) on investments	3,712,788	(1,241,705)	(136,297)
Change in unrealized appreciation (depreciation)	(2,026,282)	1,740,148	1,157,801
Net gain (loss) on investments	2,603,905	1,770,180	1,109,242
Net increase (decrease) in net assets from operations	4,167,427	1,710,952	1,056,386
Contract owner transactions:
Variable annuity deposits	2,003,548	428,142	211,187
Terminations, withdrawals and annuity payments	(7,247,603)	(443,791)	(541,800)
Transfers between subaccounts, net	(2,962,677)	(104,603)	(730,209)
Maintenance charges and mortality adjustments	(21,387)	(1,924)	(2,150)
Increase (decrease) in net assets from contract transactions	(8,228,119)	(122,176)	(1,062,972)
Total increase (decrease) in net assets	(4,060,692)	1,588,776	(6,586)
Net assets as of December 31, 2020	$95,731,361	$6,235,808	$7,321,674

(a) Merger. See Note 1.
The accompanying notes are an integral part of these financial statements.
11

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Comstock	Invesco V.I. Equity and Income	Invesco V.I. Global Real Estate
Net assets as of December 31, 2018	$7,144,653	$12,805,989	$5,863,804
Investment income (loss):
Dividend distributions	136,730	335,497	293,462
Investment Expenses:
Mortality and expense risk and administrative charges	(96,581)	(171,796)	(78,956)
Net investment income (loss)	40,149	163,701	214,506
Increase (decrease) in net assets from operations:
Capital gain distributions	1,044,056	1,045,709	7,504
Realized capital gain (loss) on investments	17,430	101,741	74,894
Change in unrealized appreciation (depreciation)	548,882	1,062,342	943,277
Net gain (loss) on investments	1,610,368	2,209,792	1,025,675
Net increase (decrease) in net assets from operations	1,650,517	2,373,493	1,240,181
Contract owner transactions:
Variable annuity deposits	274,676	498,397	254,721
Terminations, withdrawals and annuity payments	(713,563)	(1,542,762)	(600,394)
Transfers between subaccounts, net	238,427	685,678	(149,894)
Maintenance charges and mortality adjustments	(2,268)	(3,355)	(2,176)
Increase (decrease) in net assets from contract transactions	(202,728)	(362,042)	(497,743)
Total increase (decrease) in net assets	1,447,789	2,011,451	742,438
Net assets as of December 31, 2019	$8,592,442	$14,817,440	$6,606,242
Investment income (loss):
Dividend distributions	119,825	294,063	258,706
Investment Expenses:
Mortality and expense risk and administrative charges	(73,623)	(161,659)	(64,292)
Net investment income (loss)	46,202	132,404	194,414
Increase (decrease) in net assets from operations:
Capital gain distributions	148,988	607,909	144,501
Realized capital gain (loss) on investments	(470,577)	(56,135)	(96,267)
Change in unrealized appreciation (depreciation)	(289,227)	358,279	(1,150,801)
Net gain (loss) on investments	(610,816)	910,053	(1,102,567)
Net increase (decrease) in net assets from operations	(564,614)	1,042,457	(908,153)
Contract owner transactions:
Variable annuity deposits	233,147	390,221	228,129
Terminations, withdrawals and annuity payments	(474,149)	(1,210,669)	(511,184)
Transfers between subaccounts, net	(1,623,513)	(443,698)	(180,521)
Maintenance charges and mortality adjustments	(1,788)	(3,077)	(1,467)
Increase (decrease) in net assets from contract transactions	(1,866,303)	(1,267,223)	(465,043)
Total increase (decrease) in net assets	(2,430,917)	(224,766)	(1,373,196)
Net assets as of December 31, 2020	$6,161,525	$14,592,674	$5,233,046

The accompanying notes are an integral part of these financial statements.
12

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Government Money Market_(b)	Invesco V.I. Government Securities	Invesco V.I. Health Care
Net assets as of December 31, 2018	$8,703,524	$3,676,208	$6,546,930
Investment income (loss):
Dividend distributions	115,512	77,077	3,176
Investment Expenses:
Mortality and expense risk and administrative charges	(84,907)	(43,187)	(88,686)
Net investment income (loss)	30,605	33,890	(85,510)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	176,539
Realized capital gain (loss) on investments	-	(9,085)	(39,056)
Change in unrealized appreciation (depreciation)	-	130,134	1,926,621
Net gain (loss) on investments	-	121,049	2,064,104
Net increase (decrease) in net assets from operations	30,605	154,939	1,978,594
Contract owner transactions:
Variable annuity deposits	153,528	190,237	272,492
Terminations, withdrawals and annuity payments	(1,432,937)	(431,439)	(590,130)
Transfers between subaccounts, net	(977,790)	(287,807)	(88,649)
Maintenance charges and mortality adjustments	(5,140)	412	(2,410)
Increase (decrease) in net assets from contract transactions	(2,262,339)	(528,597)	(408,697)
Total increase (decrease) in net assets	(2,231,734)	(373,658)	1,569,897
Net assets as of December 31, 2019	$6,471,790	$3,302,550	$8,116,827
Investment income (loss):
Dividend distributions	14,550	85,243	24,812
Investment Expenses:
Mortality and expense risk and administrative charges	(115,047)	(44,082)	(94,702)
Net investment income (loss)	(100,497)	41,161	(69,890)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	188,877
Realized capital gain (loss) on investments	-	25,649	93,449
Change in unrealized appreciation (depreciation)	-	92,736	787,993
Net gain (loss) on investments	-	118,385	1,070,319
Net increase (decrease) in net assets from operations	(100,497)	159,546	1,000,429
Contract owner transactions:
Variable annuity deposits	265,168	73,652	254,150
Terminations, withdrawals and annuity payments	(1,277,778)	(551,414)	(646,719)
Transfers between subaccounts, net	4,712,210	886,865	(56,943)
Maintenance charges and mortality adjustments	(5,785)	(1,096)	(2,758)
Increase (decrease) in net assets from contract transactions	3,693,815	408,007	(452,270)
Total increase (decrease) in net assets	3,593,318	567,553	548,159
Net assets as of December 31, 2020	$10,065,108	$3,870,103	$8,664,986

(b) Liquidation. See Note 1.
The accompanying notes are an integral part of these financial statements.
13

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Value Opportunities
Net assets as of December 31, 2018	$13,269,030	$3,356,323	$1,642,722
Investment income (loss):
Dividend distributions	186,188	7,941	-
Investment Expenses:
Mortality and expense risk and administrative charges	(176,922)	(44,640)	(23,580)
Net investment income (loss)	9,266	(36,699)	(23,580)
Increase (decrease) in net assets from operations:
Capital gain distributions	935,819	407,406	416,042
Realized capital gain (loss) on investments	278,606	(63,298)	(28,211)
Change in unrealized appreciation (depreciation)	2,174,909	454,880	103,135
Net gain (loss) on investments	3,389,334	798,988	490,966
Net increase (decrease) in net assets from operations	3,398,600	762,289	467,386
Contract owner transactions:
Variable annuity deposits	545,861	135,632	169,730
Terminations, withdrawals and annuity payments	(1,159,803)	(490,340)	(125,322)
Transfers between subaccounts, net	(650,231)	(69,151)	(76,110)
Maintenance charges and mortality adjustments	(7,503)	(753)	(718)
Increase (decrease) in net assets from contract transactions	(1,271,676)	(424,612)	(32,420)
Total increase (decrease) in net assets	2,126,924	337,677	434,966
Net assets as of December 31, 2019	$15,395,954	$3,694,000	$2,077,688
Investment income (loss):
Dividend distributions	283,788	15,532	1,402
Investment Expenses:
Mortality and expense risk and administrative charges	(166,131)	(38,402)	(19,231)
Net investment income (loss)	117,657	(22,870)	(17,829)
Increase (decrease) in net assets from operations:
Capital gain distributions	309,339	671,539	72,296
Realized capital gain (loss) on investments	315,211	(181,345)	(144,613)
Change in unrealized appreciation (depreciation)	847,421	(271,344)	124,423
Net gain (loss) on investments	1,471,971	218,850	52,106
Net increase (decrease) in net assets from operations	1,589,628	195,980	34,277
Contract owner transactions:
Variable annuity deposits	479,714	91,977	69,160
Terminations, withdrawals and annuity payments	(1,230,787)	(282,162)	(132,347)
Transfers between subaccounts, net	(963,898)	(205,772)	(146,743)
Maintenance charges and mortality adjustments	(6,107)	(760)	(540)
Increase (decrease) in net assets from contract transactions	(1,721,078)	(396,717)	(210,470)
Total increase (decrease) in net assets	(131,450)	(200,737)	(176,193)
Net assets as of December 31, 2020	$15,264,504	$3,493,263	$1,901,495

The accompanying notes are an integral part of these financial statements.
14

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT II Research International	MFS® VIT Total Return	MFS® VIT Utilities
Net assets as of December 31, 2018	$17,155,013	$11,472,306	$9,692,985
Investment income (loss):
Dividend distributions	242,489	265,751	407,451
Investment Expenses:
Mortality and expense risk and administrative charges	(236,416)	(151,230)	(129,757)
Net investment income (loss)	6,073	114,521	277,694
Increase (decrease) in net assets from operations:
Capital gain distributions	843,816	339,771	32,273
Realized capital gain (loss) on investments	25,235	87,634	184,218
Change in unrealized appreciation (depreciation)	3,615,833	1,563,779	1,711,564
Net gain (loss) on investments	4,484,884	1,991,184	1,928,055
Net increase (decrease) in net assets from operations	4,490,957	2,105,705	2,205,749
Contract owner transactions:
Variable annuity deposits	845,760	498,067	260,729
Terminations, withdrawals and annuity payments	(1,097,499)	(1,173,022)	(761,537)
Transfers between subaccounts, net	300,896	120,188	(65,603)
Maintenance charges and mortality adjustments	(3,240)	(4,685)	(4,291)
Increase (decrease) in net assets from contract transactions	45,917	(559,452)	(570,702)
Total increase (decrease) in net assets	4,536,874	1,546,253	1,635,047
Net assets as of December 31, 2019	$21,691,887	$13,018,559	$11,328,032
Investment income (loss):
Dividend distributions	405,438	255,664	220,183
Investment Expenses:
Mortality and expense risk and administrative charges	(258,675)	(147,703)	(121,308)
Net investment income (loss)	146,763	107,961	98,875
Increase (decrease) in net assets from operations:
Capital gain distributions	773,584	332,937	260,522
Realized capital gain (loss) on investments	64,007	90,633	189,147
Change in unrealized appreciation (depreciation)	1,767,983	417,541	(193,050)
Net gain (loss) on investments	2,605,574	841,111	256,619
Net increase (decrease) in net assets from operations	2,752,337	949,072	355,494
Contract owner transactions:
Variable annuity deposits	1,134,817	339,115	291,304
Terminations, withdrawals and annuity payments	(897,241)	(1,239,614)	(687,400)
Transfers between subaccounts, net	682,161	(21,330)	(914,175)
Maintenance charges and mortality adjustments	(4,001)	(3,814)	(3,071)
Increase (decrease) in net assets from contract transactions	915,736	(925,643)	(1,313,342)
Total increase (decrease) in net assets	3,668,073	23,429	(957,848)
Net assets as of December 31, 2020	$25,359,960	$13,041,988	$10,370,184

The accompanying notes are an integral part of these financial statements.
15

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Neuberger Berman AMT Sustainable Equity	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy
Net assets as of December 31, 2018	$40,223,850	$4,660,724	$1,190,751
Investment income (loss):
Dividend distributions	119,561	133,750	54,876
Investment Expenses:
Mortality and expense risk and administrative charges	(515,027)	(56,307)	(14,681)
Net investment income (loss)	(395,466)	77,443	40,195
Increase (decrease) in net assets from operations:
Capital gain distributions	2,295,601	-	-
Realized capital gain (loss) on investments	2,285,688	(15,440)	(201,750)
Change in unrealized appreciation (depreciation)	4,975,351	402,085	277,714
Net gain (loss) on investments	9,556,640	386,645	75,964
Net increase (decrease) in net assets from operations	9,161,174	464,088	116,159
Contract owner transactions:
Variable annuity deposits	496,715	128,641	61,185
Terminations, withdrawals and annuity payments	(4,545,745)	(816,646)	(158,322)
Transfers between subaccounts, net	(1,634,803)	(35,327)	(46,106)
Maintenance charges and mortality adjustments	(12,171)	(1,217)	(536)
Increase (decrease) in net assets from contract transactions	(5,696,004)	(724,549)	(143,779)
Total increase (decrease) in net assets	3,465,170	(260,461)	(27,620)
Net assets as of December 31, 2019	$43,689,020	$4,400,263	$1,163,131
Investment income (loss):
Dividend distributions	151,492	187,391	67,308
Investment Expenses:
Mortality and expense risk and administrative charges	(484,565)	(45,555)	(12,207)
Net investment income (loss)	(333,073)	141,836	55,101
Increase (decrease) in net assets from operations:
Capital gain distributions	1,666,553	-	-
Realized capital gain (loss) on investments	1,786,900	(66,667)	(169,705)
Change in unrealized appreciation (depreciation)	3,596,889	107,958	118,553
Net gain (loss) on investments	7,050,342	41,291	(51,152)
Net increase (decrease) in net assets from operations	6,717,269	183,127	3,949
Contract owner transactions:
Variable annuity deposits	923,154	116,032	37,841
Terminations, withdrawals and annuity payments	(3,382,189)	(585,905)	(174,237)
Transfers between subaccounts, net	(2,268,608)	(383,801)	11,758
Maintenance charges and mortality adjustments	(11,785)	(1,150)	(630)
Increase (decrease) in net assets from contract transactions	(4,739,428)	(854,824)	(125,268)
Total increase (decrease) in net assets	1,977,841	(671,697)	(121,319)
Net assets as of December 31, 2020	$45,666,861	$3,728,566	$1,041,812

The accompanying notes are an integral part of these financial statements.
16

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Net assets as of December 31, 2018	$4,255,129	$5,031,834	$13,647,673
Investment income (loss):
Dividend distributions	77,200	510,115	222,355
Investment Expenses:
Mortality and expense risk and administrative charges	(52,829)	(226,014)	(162,903)
Net investment income (loss)	24,371	284,101	59,452
Increase (decrease) in net assets from operations:
Capital gain distributions	29,924	-	-
Realized capital gain (loss) on investments	31,875	3,740	(97,589)
Change in unrealized appreciation (depreciation)	155,830	150,631	974,256
Net gain (loss) on investments	217,629	154,371	876,667
Net increase (decrease) in net assets from operations	242,000	438,472	936,119
Contract owner transactions:
Variable annuity deposits	220,684	234,559	414,489
Terminations, withdrawals and annuity payments	(334,287)	(1,411,939)	(1,775,199)
Transfers between subaccounts, net	(99,981)	28,507,738	(333,406)
Maintenance charges and mortality adjustments	(2,116)	(3,046)	(5,120)
Increase (decrease) in net assets from contract transactions	(215,700)	27,327,312	(1,699,236)
Total increase (decrease) in net assets	26,300	27,765,784	(763,117)
Net assets as of December 31, 2019	$4,281,429	$32,797,618	$12,884,556
Investment income (loss):
Dividend distributions	261,203	201,747	180,726
Investment Expenses:
Mortality and expense risk and administrative charges	(51,201)	(174,518)	(153,373)
Net investment income (loss)	210,002	27,229	27,353
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	23,168	209,074	61,241
Change in unrealized appreciation (depreciation)	(69,415)	16,465	1,166,088
Net gain (loss) on investments	(46,247)	225,539	1,227,329
Net increase (decrease) in net assets from operations	163,755	252,768	1,254,682
Contract owner transactions:
Variable annuity deposits	189,209	501,205	300,677
Terminations, withdrawals and annuity payments	(339,993)	(830,196)	(1,251,876)
Transfers between subaccounts, net	102,186	(17,602,304)	(665,707)
Maintenance charges and mortality adjustments	(2,533)	(11,533)	(3,190)
Increase (decrease) in net assets from contract transactions	(51,131)	(17,942,828)	(1,620,096)
Total increase (decrease) in net assets	112,624	(17,690,060)	(365,414)
Net assets as of December 31, 2020	$4,394,053	$15,107,558	$12,519,142

The accompanying notes are an integral part of these financial statements.
17

Variflex Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

Royce Micro-Cap
Net assets as of December 31, 2018	$1,928,531
Investment income (loss):
Dividend distributions	-
Investment Expenses:
Mortality and expense risk and administrative charges	(25,550)
Net investment income (loss)	(25,550)
Increase (decrease) in net assets from operations:
Capital gain distributions	184,923
Realized capital gain (loss) on investments	(30,456)
Change in unrealized appreciation (depreciation)	215,921
Net gain (loss) on investments	370,388
Net increase (decrease) in net assets from operations	344,838
Contract owner transactions:
Variable annuity deposits	114,756
Terminations, withdrawals and annuity payments	(237,854)
Transfers between subaccounts, net	(69,965)
Maintenance charges and mortality adjustments	(939)
Increase (decrease) in net assets from contract transactions	(194,002)
Total increase (decrease) in net assets	150,836
Net assets as of December 31, 2019	$2,079,367
Investment income (loss):
Dividend distributions	-
Investment Expenses:
Mortality and expense risk and administrative charges	(22,030)
Net investment income (loss)	(22,030)
Increase (decrease) in net assets from operations:
Capital gain distributions	29,753
Realized capital gain (loss) on investments	(63,640)
Change in unrealized appreciation (depreciation)	449,475
Net gain (loss) on investments	415,588
Net increase (decrease) in net assets from operations	393,558
Contract owner transactions:
Variable annuity deposits	94,166
Terminations, withdrawals and annuity payments	(158,056)
Transfers between subaccounts, net	(104,167)
Maintenance charges and mortality adjustments	(703)
Increase (decrease) in net assets from contract transactions	(168,760)
Total increase (decrease) in net assets	224,798
Net assets as of December 31, 2020	$2,304,165

The accompanying notes are an integral part of these financial statements.
18

Variflex Separate Account
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

Variflex Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

American Century VP Ultra®	II	American Century Investment Management, Inc	-
American Century VP Value	II	American Century Investment Management, Inc	-
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	-
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Guggenheim VIF All Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Alpha Opportunity	-	Security Investors, LLC	-
Guggenheim VIF High Yield	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Long Short Equity	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF Small Cap Value	-	Security Investors, LLC	-
Guggenheim VIF SMid Cap Value	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Small Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Main Street Small Cap Fund	Series II	Invesco Advisers, Inc	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	-
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	-
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc	-

19

Variflex Separate Account
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc	-
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	-
Royce Micro-Cap	Investment	Royce & Associates, LP	-

Forty subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

The Account receives deposits from two types of variable annuity contracts issued by SBL: Variflex Variable Annuity (Variflex) and Variflex ES Variable Annuity (Variflex ES).
20

Variflex Separate Account
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

April 29, 2016	Invesco V.I. Government Money Market

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 30, 2020	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Mid Cap Growth

During the current year the following subaccount was liquidated and subsequently reinvested:
Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)

April 30, 2020	BNY Mellon VIF International Value	Invesco V.I. Government Money Market	2,890,894

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

American Century VP Ultra®	$ 10,227,678	$ 16,145,983
American Century VP Value	34,331,661	5,121,940
BNY Mellon IP Technology Growth	4,326,635	2,082,056
ClearBridge Variable Aggressive Growth	1,866,162	2,466,163
ClearBridge Variable Small Cap Growth	1,447,718	1,449,796
Guggenheim VIF All Cap Value	4,733,056	7,404,834
Guggenheim VIF Alpha Opportunity	45,399	558,005
Guggenheim VIF High Yield	3,435,652	3,981,513
Guggenheim VIF Large Cap Value	14,228,902	17,066,573
Guggenheim VIF Long Short Equity	170,766	481,977
Guggenheim VIF Managed Asset Allocation	2,698,649	3,728,876
Guggenheim VIF Small Cap Value	3,239,584	3,798,480
Guggenheim VIF SMid Cap Value	5,666,310	15,240,279
Guggenheim VIF StylePlus Large Core	12,881,730	18,801,948
Guggenheim VIF StylePlus Large Growth	4,397,470	4,589,702
Guggenheim VIF StylePlus Mid Growth	10,208,316	12,566,746
Guggenheim VIF StylePlus Small Growth	729,992	2,615,711
Guggenheim VIF Total Return Bond	5,482,497	5,442,390

21

Variflex Separate Account
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF World Equity Income	$ 4,866,385	$ 10,613,583
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (a)	6,560,731	5,470,398
Invesco Oppenheimer V.I. Main Street Small Cap Fund	635,177	1,663,267
Invesco V.I. Comstock	722,500	2,393,613
Invesco V.I. Equity and Income	1,641,432	2,168,342
Invesco V.I. Global Real Estate	836,108	962,236
Invesco V.I. Government Money Market (b)	9,544,897	5,951,579
Invesco V.I. Government Securities	1,343,329	894,161
Invesco V.I. Health Care	828,317	1,161,600
Invesco V.I. International Growth	1,656,557	2,950,639
Invesco V.I. Mid Cap Core Equity	928,266	676,314
Invesco V.I. Value Opportunities	240,101	396,104
MFS® VIT II Research International	3,854,473	2,018,390
MFS® VIT Total Return	1,373,248	1,857,993
MFS® VIT Utilities	897,413	1,851,358
Neuberger Berman AMT Sustainable Equity	1,963,992	5,369,940
PIMCO VIT All Asset	321,903	1,034,891
PIMCO VIT CommodityRealReturn Strategy	201,082	271,249
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	1,267,201	1,108,330
PIMCO VIT Low Duration	11,714,997	29,630,596
PIMCO VIT Real Return	825,721	2,418,464
Royce Micro-Cap	148,176	309,213

(a) Merger. See Note 1.
(b) Liquidation. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.
The annuity assets for December 31, 2020 by subaccount are as follows:

Subaccount	Annuity Assets

American Century VP Ultra®	$ 64,592

22

Variflex Separate Account
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

American Century VP Value	$ 11,624
BNY Mellon IP Technology Growth	10,926
ClearBridge Variable Aggressive Growth	18,082
Guggenheim VIF All Cap Value	91,570
Guggenheim VIF High Yield	23,372
Guggenheim VIF Large Cap Value	1,305,476
Guggenheim VIF Managed Asset Allocation	119,198
Guggenheim VIF Small Cap Value	40,309
Guggenheim VIF SMid Cap Value	152,649
Guggenheim VIF StylePlus Large Core	1,046,691
Guggenheim VIF StylePlus Large Growth	60,242
Guggenheim VIF StylePlus Mid Growth	303,266
Guggenheim VIF StylePlus Small Growth	51,079
Guggenheim VIF Total Return Bond	91,086
Guggenheim VIF World Equity Income	277,452
Invesco Oppenheimer V.I. Main Street Small Cap Fund	18,840
Invesco V.I. Global Real Estate	13,245
Invesco V.I. Government Money Market	26,541
Invesco V.I. Government Securities	57,722
Invesco V.I. Health Care	1,460
Invesco V.I. International Growth	1,895
Invesco V.I. Mid Cap Core Equity	1,281
MFS® VIT Total Return	3,717
MFS® VIT Utilities	8,249
Neuberger Berman AMT Sustainable Equity	133,563
PIMCO VIT All Asset	98,875
PIMCO VIT CommodityRealReturn Strategy	1,335
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	80,395
PIMCO VIT Low Duration	84,323
PIMCO VIT Real Return	25,512

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

23

Variflex Separate Account
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.
The Account had no financial liabilities as of December 31, 2020.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.20% of the net asset value of each Variflex contract and 1.00% of the net asset value of each Variflex ES contract.  These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

• Account Administrative Charge: SBL deducts an administrative fee of $30 per year for each Variflex contract and $15 per year for each Variflex ES contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

• Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 8% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first eight years of the contract.

24

Variflex Separate Account
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Century VP Ultra®	173,663	(400,469)	(226,806)	119,248	(561,847)	(442,599)
American Century VP Value	1,511,357	(205,499)	1,305,858	72,918	(500,154)	(427,236)
BNY Mellon IP Technology Growth	71,966	(44,742)	27,224	34,272	(75,419)	(41,147)
ClearBridge Variable Aggressive Growth	44,497	(96,946)	(52,449)	28,960	(97,178)	(68,218)
ClearBridge Variable Small Cap Growth	25,433	(40,090)	(14,657)	47,725	(50,892)	(3,167)
Guggenheim VIF All Cap Value	19,582	(130,026)	(110,444)	15,317	(124,683)	(109,366)
Guggenheim VIF Alpha Opportunity	1,955	(27,147)	(25,192)	4,995	(31,840)	(26,845)
Guggenheim VIF High Yield	77,238	(111,021)	(33,783)	61,167	(89,377)	(28,210)
Guggenheim VIF Large Cap Value	10,323	(123,182)	(112,859)	12,244	(144,041)	(131,797)
Guggenheim VIF Long Short Equity	12,522	(34,529)	(22,007)	9,331	(32,613)	(23,282)
Guggenheim VIF Managed Asset Allocation	26,213	(90,597)	(64,384)	27,121	(78,931)	(51,810)
Guggenheim VIF Small Cap Value	23,139	(74,946)	(51,807)	9,083	(70,549)	(61,466)
Guggenheim VIF SMid Cap Value	9,129	(131,773)	(122,644)	8,735	(103,507)	(94,772)
Guggenheim VIF StylePlus Large Core	23,424	(128,279)	(104,855)	14,701	(148,654)	(133,953)
Guggenheim VIF StylePlus Large Growth	124,044	(175,521)	(51,477)	77,717	(116,298)	(38,581)
Guggenheim VIF StylePlus Mid Growth	22,246	(98,334)	(76,088)	14,099	(178,448)	(164,349)
Guggenheim VIF StylePlus Small Growth	13,533	(64,308)	(50,775)	13,813	(72,333)	(58,520)
Guggenheim VIF Total Return Bond	109,552	(112,609)	(3,057)	52,566	(105,611)	(53,045)
Guggenheim VIF World Equity Income	28,829	(190,479)	(161,650)	11,042	(208,861)	(197,819)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (a)	230,102	(236,006)	(5,904)	24,486	(59,905)	(35,419)
Invesco Oppenheimer V.I. Main Street Small Cap Fund	21,021	(58,085)	(37,064)	22,687	(49,005)	(26,318)
Invesco V.I. Comstock	26,837	(127,834)	(100,997)	43,533	(53,555)	(10,022)
Invesco V.I. Equity and Income	41,837	(105,028)	(63,191)	73,640	(90,835)	(17,195)
Invesco V.I. Global Real Estate	22,208	(44,194)	(21,986)	16,830	(37,035)	(20,205)

(a) Merger. See Note 1.

25

Variflex Separate Account
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. Government Money Market (b)	971,607	(597,718)	373,889	322,896	(552,395)	(229,499)
Invesco V.I. Government Securities	100,446	(68,337)	32,109	40,114	(84,023)	(43,909)
Invesco V.I. Health Care	22,144	(36,981)	(14,837)	25,749	(40,570)	(14,821)
Invesco V.I. International Growth	62,436	(154,564)	(92,128)	38,763	(110,729)	(71,966)
Invesco V.I. Mid Cap Core Equity	13,254	(32,445)	(19,191)	9,013	(28,368)	(19,355)
Invesco V.I. Value Opportunities	12,342	(27,251)	(14,909)	18,145	(20,180)	(2,035)
MFS® VIT II Research International	186,492	(119,479)	67,013	99,589	(96,312)	3,277
MFS® VIT Total Return	45,286	(94,354)	(49,068)	52,557	(82,869)	(30,312)
MFS® VIT Utilities	16,299	(61,523)	(45,224)	29,907	(50,196)	(20,289)
Neuberger Berman AMT Sustainable Equity	6,272	(141,181)	(134,909)	13,553	(183,399)	(169,846)
PIMCO VIT All Asset	9,202	(58,919)	(49,717)	16,100	(57,365)	(41,265)
PIMCO VIT CommodityRealReturn Strategy	29,702	(50,617)	(20,915)	36,100	(61,286)	(25,186)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	57,265	(61,135)	(3,870)	26,024	(38,348)	(12,324)
PIMCO VIT Low Duration	874,593	(2,256,493)	(1,381,900)	2,245,944	(119,039)	2,126,905
PIMCO VIT Real Return	44,135	(145,351)	(101,216)	29,014	(143,036)	(114,022)
Royce Micro-Cap	8,296	(19,739)	(11,443)	17,278	(28,901)	(11,623)

(b) Liquidation. See Note 1.

26

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Ultra®
2020	1,076,598	47.45	47.45	51,089,255	-	1.20	1.20	47.73	47.73
2019	1,303,404	32.12	32.12	41,860,764	-	1.20	1.20	32.84	32.84
2018	1,746,003	24.18	24.18	42,212,088	0.14	1.20	1.20	(0.62)	(0.62)
2017	2,196,197	24.33	24.33	53,425,045	0.24	1.20	1.20	30.46	30.46
2016	2,394,672	18.65	18.65	44,663,315	0.19	1.20	1.20	3.10	3.10
American Century VP Value
2020	2,419,376	26.08	26.08	63,097,202	0.03	1.20	1.20	(0.38)	(0.38)
2019	1,113,518	26.18	26.18	29,151,576	2.17	1.20	1.20	25.38	25.38
2018	1,540,754	20.88	20.88	32,165,017	1.55	1.20	1.20	(10.35)	(10.35)
2017	864,246	23.29	23.29	20,130,144	1.44	1.20	1.20	7.28	7.28
2016	1,106,221	21.71	21.71	24,017,485	1.52	1.20	1.20	18.83	18.83
BNY Mellon IP Technology Growth
2020	254,944	60.20	60.20	15,342,213	0.00	1.20	1.20	67.55	67.55
2019	227,720	35.93	35.93	8,179,141	-	1.20	1.20	23.98	23.98
2018	268,867	28.98	28.98	7,787,977	-	1.20	1.20	(2.46)	(2.46)
2017	314,770	29.71	29.71	9,348,134	-	1.20	1.20	40.67	40.67
2016	256,064	21.12	21.12	5,405,969	-	1.20	1.20	3.13	3.13

27

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

ClearBridge Variable Aggressive Growth
2020	292,187	30.88	30.88	9,013,975	0.01	1.20	1.20	16.31	16.31
2019	344,636	26.55	26.55	9,141,723	0.72	1.20	1.20	23.26	23.26
2018	412,854	21.54	21.54	8,886,542	0.32	1.20	1.20	(9.65)	(9.65)
2017	652,635	23.84	23.84	15,555,325	0.26	1.20	1.20	14.56	14.56
2016	753,634	20.81	20.81	15,674,689	0.37	1.20	1.20	(0.24)	(0.24)
ClearBridge Variable Small Cap Growth
2020	171,846	48.86	48.86	8,396,269	-	1.20	1.20	41.54	41.54
2019	186,503	34.52	34.52	6,437,856	-	1.20	1.20	25.34	25.34
2018	189,670	27.54	27.54	5,223,073	-	1.20	1.20	2.19	2.19
2017	177,906	26.95	26.95	4,794,307	-	1.20	1.20	22.78	22.78
2016	180,404	21.95	21.95	3,959,476	-	1.20	1.20	4.52	4.52
Guggenheim VIF All Cap Value
2020	973,006	61.25	64.43	59,565,311	0.02	1.00	1.20	0.64	0.85
2019	1,083,450	60.85	63.89	65,901,101	1.51	1.00	1.20	22.25	22.51
2018	1,192,816	49.77	52.15	59,349,777	1.12	1.00	1.20	(11.71)	(11.52)
2017	1,427,937	56.37	58.94	80,472,299	1.05	1.00	1.20	13.40	13.63
2016	1,598,185	49.71	51.87	79,424,556	1.45	1.00	1.20	21.24	21.48
Guggenheim VIF Alpha Opportunity
2020	78,674	20.89	20.89	1,638,039	0.01	1.20	1.20	(0.95)	(0.95)
2019	103,866	21.09	21.09	2,183,785	0.16	1.20	1.20	(3.61)	(3.61)
2018	130,711	21.88	21.88	2,853,336	-	1.20	1.20	(12.65)	(12.65)
2017	202,184	25.05	25.05	5,056,116	-	1.20	1.20	5.96	5.96
2016	235,437	23.64	23.64	5,558,827	-	1.20	1.20	11.40	11.40
Guggenheim VIF High Yield
2020	295,330	37.81	39.72	11,150,819	0.07	1.00	1.20	3.39	3.60
2019	329,113	36.57	38.34	12,020,906	8.05	1.00	1.20	10.38	10.59
2018	357,323	33.13	34.67	11,826,269	7.19	1.00	1.20	(5.29)	(5.09)
2017	537,042	34.98	36.53	18,771,672	4.94	1.00	1.20	4.95	5.18
2016	630,972	33.33	34.73	21,013,638	7.82	1.00	1.20	16.13	16.35

28

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Large Cap Value
2020	1,092,023	49.08	146.32	159,638,255	0.02	1.00	1.20	0.98	1.20
2019	1,204,882	48.50	144.90	174,439,718	1.78	1.00	1.20	20.35	20.59
2018	1,336,679	40.22	120.39	160,802,608	1.37	1.00	1.20	(10.62)	(10.42)
2017	1,566,054	44.90	134.69	210,790,105	1.24	1.00	1.20	14.43	14.66
2016	1,712,491	39.16	117.71	201,448,397	1.67	1.00	1.20	19.95	20.20
Guggenheim VIF Long Short Equity
2020	112,681	14.68	14.68	1,656,240	0.01	1.20	1.20	3.67	3.67
2019	134,688	14.16	14.16	1,909,354	0.59	1.20	1.20	4.27	4.27
2018	157,970	13.58	13.58	2,147,387	-	1.20	1.20	(14.00)	(14.00)
2017	190,361	15.79	15.79	3,007,346	0.35	1.20	1.20	13.43	13.43
2016	200,164	13.92	13.92	2,786,500	-	1.20	1.20	(0.50)	(0.50)
Guggenheim VIF Managed Asset Allocation
2020	576,773	43.88	46.16	25,305,355	0.01	1.00	1.20	11.23	11.44
2019	641,157	39.45	41.42	25,289,210	1.68	1.00	1.20	18.68	18.92
2018	692,967	33.24	34.83	23,033,276	1.42	1.00	1.20	(6.86)	(6.67)
2017	784,406	35.69	37.32	27,994,809	1.51	1.00	1.20	13.01	13.23
2016	858,525	31.58	32.96	27,110,103	1.20	1.00	1.20	6.73	6.94
Guggenheim VIF Small Cap Value
2020	494,861	57.71	60.17	28,560,360	0.01	1.00	1.20	(2.15)	(1.96)
2019	546,668	58.98	61.37	32,246,001	0.81	1.00	1.20	21.11	21.36
2018	608,134	48.70	50.57	29,619,371	0.32	1.00	1.20	(13.71)	(13.56)
2017	823,420	56.44	58.50	46,480,179	0.37	1.00	1.20	2.45	2.67
2016	906,692	55.09	56.98	49,951,098	0.11	1.00	1.20	25.09	25.34
Guggenheim VIF SMid Cap Value
2020	818,159	126.87	133.09	103,758,472	0.01	1.00	1.20	3.05	3.26
2019	940,803	123.12	128.89	115,787,686	0.92	1.00	1.20	25.19	25.43
2018	1,035,575	98.35	102.76	101,817,730	0.61	1.00	1.20	(14.03)	(13.85)
2017	1,246,952	114.40	119.28	142,606,379	0.66	1.00	1.20	12.36	12.58
2016	1,374,585	101.82	105.95	139,924,198	0.92	1.00	1.20	25.24	25.49

29

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF StylePlus Large Core
2020	1,175,094	58.82	159.70	187,593,745	0.02	1.00	1.20	17.36	17.59
2019	1,279,949	50.02	136.08	174,118,630	2.15	1.00	1.20	28.40	28.65
2018	1,413,902	38.88	105.98	149,794,031	1.58	1.00	1.20	(7.69)	(7.49)
2017	1,750,810	42.03	114.80	200,945,721	1.18	1.00	1.20	20.75	21.02
2016	1,875,582	34.73	95.07	178,255,646	0.86	1.00	1.20	11.98	12.21
Guggenheim VIF StylePlus Large Growth
2020	956,263	31.84	33.27	30,397,930	0.01	1.00	1.20	36.18	36.52
2019	1,007,740	23.38	24.37	23,518,934	2.04	1.00	1.20	32.31	32.59
2018	1,046,321	17.67	18.38	18,456,578	1.39	1.00	1.20	(4.80)	(4.62)
2017	1,695,133	18.56	19.27	31,424,318	0.98	1.00	1.20	28.53	28.81
2016	1,747,319	14.44	14.96	25,197,790	0.52	1.00	1.20	7.44	7.63
Guggenheim VIF StylePlus Mid Growth
2020	1,046,584	118.37	146.11	152,879,173	0.01	1.00	1.20	30.51	30.78
2019	1,122,672	90.51	111.95	125,647,915	0.85	1.00	1.20	31.11	31.38
2018	1,287,021	68.89	85.38	109,865,085	1.34	1.00	1.20	(8.22)	(8.04)
2017	1,663,196	74.91	93.03	154,696,543	0.91	1.00	1.20	23.17	23.41
2016	1,838,378	60.70	75.53	138,813,088	0.64	1.00	1.20	7.35	7.57
Guggenheim VIF StylePlus Small Growth
2020	514,974	50.86	53.31	26,192,036	0.01	1.00	1.20	30.24	30.50
2019	565,749	39.05	40.85	22,093,125	0.65	1.00	1.20	24.17	24.43
2018	624,269	31.45	32.83	19,632,700	1.05	1.00	1.20	(11.38)	(11.20)
2017	775,212	35.49	36.97	27,512,558	0.73	1.00	1.20	20.92	21.17
2016	817,886	29.35	30.51	24,005,242	0.37	1.00	1.20	12.11	12.29
Guggenheim VIF Total Return Bond
2020	625,500	27.10	49.24	30,784,120	0.02	1.00	1.20	12.83	13.06
2019	628,557	23.97	43.64	27,415,253	2.70	1.00	1.20	3.22	3.45
2018	681,602	23.17	42.27	28,798,889	4.12	1.00	1.20	(0.09)	0.09
2017	796,941	23.15	42.31	33,700,608	4.29	1.00	1.20	5.44	5.66
2016	798,468	21.91	40.12	32,019,873	4.43	1.00	1.20	5.55	5.79

30

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF World Equity Income
2020	1,642,120	56.05	58.27	95,731,361	0.03	1.00	1.20	5.37	5.58
2019	1,803,770	53.09	55.30	99,792,053	2.79	1.00	1.20	19.93	20.19
2018	2,001,589	44.17	46.11	92,319,109	2.89	1.00	1.20	(9.27)	(9.10)
2017	2,374,535	48.59	50.82	120,712,889	2.77	1.00	1.20	13.69	13.90
2016	2,624,271	42.66	44.70	117,345,821	3.06	1.00	1.20	9.05	9.27
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (a)
2020	188,808	33.03	33.03	6,235,808	-	1.20	1.20	38.26	38.26
2019	194,712	23.89	23.89	4,647,032	-	1.20	1.20	32.43	32.43
2018	230,131	18.04	18.04	4,148,930	-	1.20	1.20	(7.01)	(7.01)
2017	279,607	19.40	19.40	5,421,565	-	1.20	1.20	20.65	20.65
2016	302,086	16.08	16.08	4,853,736	-	1.20	1.20	(0.62)	(0.62)
Invesco Oppenheimer V.I. Main Street Small Cap Fund
2020	202,454	36.16	36.16	7,321,674	0.00	1.20	1.20	18.21	18.21
2019	239,518	30.59	30.59	7,328,260	-	1.20	1.20	24.60	24.60
2018	265,836	24.55	24.55	6,526,547	0.06	1.20	1.20	(11.63)	(11.63)
2017	329,408	27.78	27.78	9,150,151	0.66	1.20	1.20	12.56	12.56
2016	298,371	24.68	24.68	7,363,878	0.24	1.20	1.20	16.25	16.25
Invesco V.I. Comstock
2020	278,481	22.13	22.13	6,161,525	0.02	1.20	1.20	(2.30)	(2.30)
2019	379,478	22.65	22.65	8,592,442	1.74	1.20	1.20	23.43	23.43
2018	389,500	18.35	18.35	7,144,653	1.53	1.20	1.20	(13.40)	(13.40)
2017	474,881	21.19	21.19	10,061,748	1.89	1.20	1.20	16.17	16.17
2016	541,899	18.24	18.24	9,883,619	1.19	1.20	1.20	15.59	15.59

(a) Merger. See Note 1.

31

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Equity and Income
2020	631,766	23.10	23.10	14,592,674	0.02	1.20	1.20	8.35	8.35
2019	694,957	21.32	21.32	14,817,440	2.43	1.20	1.20	18.58	18.58
2018	712,152	17.98	17.98	12,805,989	1.96	1.20	1.20	(10.81)	(10.81)
2017	831,326	20.16	20.16	16,762,436	1.51	1.20	1.20	9.45	9.45
2016	878,798	18.42	18.42	16,188,496	1.55	1.20	1.20	13.42	13.42
Invesco V.I. Global Real Estate
2020	234,915	22.28	22.28	5,233,046	0.04	1.20	1.20	(13.37)	(13.37)
2019	256,901	25.72	25.72	6,606,242	4.71	1.20	1.20	21.55	21.55
2018	277,106	21.16	21.16	5,863,804	3.46	1.20	1.20	(7.31)	(7.31)
2017	350,927	22.83	22.83	8,009,577	3.10	1.20	1.20	11.69	11.69
2016	431,150	20.44	20.44	8,810,071	1.61	1.20	1.20	0.84	0.84
Invesco V.I. Government Money Market (b)
2020	1,028,992	9.79	9.88	10,065,108	0.00	1.00	1.20	(0.91)	(0.80)
2019	655,103	9.88	9.96	6,471,790	1.52	1.00	1.20	0.41	0.71
2018	884,602	9.84	9.89	8,703,524	1.26	1.00	1.20	0.10	0.20
2017	849,055	9.83	9.87	8,347,687	0.31	1.00	1.20	(0.91)	(0.70)
2016	1,068,620	9.92	9.94	10,600,953	0.07	1.00	1.20	(0.80)	(0.60)
Invesco V.I. Government Securities
2020	301,620	12.84	12.84	3,870,103	0.02	1.20	1.20	4.73	4.73
2019	269,511	12.26	12.26	3,302,550	2.21	1.20	1.20	4.43	4.43
2018	313,420	11.74	11.74	3,676,208	1.81	1.20	1.20	(0.93)	(0.93)
2017	382,421	11.85	11.85	4,527,570	1.51	1.20	1.20	0.51	0.51
2016	605,424	11.79	11.79	7,133,117	2.03	1.20	1.20	(0.17)	(0.17)

(b) Liquidation. See Note 1.

32

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Health Care
2020	250,171	34.64	34.64	8,664,986	0.00	1.20	1.20	13.05	13.05
2019	265,008	30.64	30.64	8,116,827	0.04	1.20	1.20	30.94	30.94
2018	279,829	23.40	23.40	6,546,930	-	1.20	1.20	(0.30)	(0.30)
2017	383,748	23.47	23.47	9,006,958	0.37	1.20	1.20	14.43	14.43
2016	437,831	20.51	20.51	8,979,421	-	1.20	1.20	(12.54)	(12.54)
Invesco V.I. International Growth
2020	690,486	22.11	22.11	15,264,504	0.02	1.20	1.20	12.40	12.40
2019	782,614	19.67	19.67	15,395,954	1.30	1.20	1.20	26.66	26.66
2018	854,580	15.53	15.53	13,269,030	1.70	1.20	1.20	(16.19)	(16.19)
2017	1,066,828	18.53	18.53	19,773,499	1.29	1.20	1.20	21.19	21.19
2016	1,153,606	15.29	15.29	17,632,853	1.17	1.20	1.20	(1.86)	(1.86)
Invesco V.I. Mid Cap Core Equity
2020	139,069	25.15	25.15	3,493,263	0.00	1.20	1.20	7.62	7.62
2019	158,260	23.37	23.37	3,694,000	0.23	1.20	1.20	23.52	23.52
2018	177,615	18.92	18.92	3,356,323	0.10	1.20	1.20	(12.65)	(12.65)
2017	247,648	21.66	21.66	5,359,837	0.33	1.20	1.20	13.28	13.28
2016	269,198	19.12	19.12	5,143,340	-	1.20	1.20	11.81	11.81
Invesco V.I. Value Opportunities
2020	108,919	17.48	17.48	1,901,495	0.00	1.20	1.20	4.05	4.05
2019	123,828	16.80	16.80	2,077,688	-	1.20	1.20	28.54	28.54
2018	125,863	13.07	13.07	1,642,722	-	1.20	1.20	(20.30)	(20.30)
2017	173,005	16.40	16.40	2,834,939	0.02	1.20	1.20	15.82	15.82
2016	179,889	14.16	14.16	2,544,956	0.07	1.20	1.20	16.54	16.54
MFS® VIT II Research International
2020	1,412,081	17.97	17.97	25,359,960	0.02	1.20	1.20	11.41	11.41
2019	1,345,068	16.13	16.13	21,691,887	1.25	1.20	1.20	26.11	26.11
2018	1,341,791	12.79	12.79	17,155,013	1.01	1.20	1.20	(15.35)	(15.35)
2017	904,294	15.11	15.11	13,658,097	1.31	1.20	1.20	26.34	26.34
2016	1,433,152	11.96	11.96	17,130,063	1.28	1.20	1.20	(2.05)	(2.05)

33

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT Total Return
2020	612,965	21.29	21.29	13,041,988	0.02	1.20	1.20	8.24	8.24
2019	662,033	19.67	19.67	13,018,559	2.17	1.20	1.20	18.64	18.64
2018	692,345	16.58	16.58	11,472,306	1.80	1.20	1.20	(7.01)	(7.01)
2017	913,556	17.83	17.83	16,279,948	2.29	1.20	1.20	10.68	10.68
2016	836,405	16.11	16.11	13,465,308	2.91	1.20	1.20	7.54	7.54
MFS® VIT Utilities
2020	323,158	32.09	32.09	10,370,184	0.02	1.20	1.20	4.36	4.36
2019	368,382	30.75	30.75	11,328,032	3.88	1.20	1.20	23.30	23.30
2018	388,671	24.94	24.94	9,692,985	0.77	1.20	1.20	(0.40)	(0.40)
2017	497,038	25.04	25.04	12,445,613	4.24	1.20	1.20	13.15	13.15
2016	540,268	22.13	22.13	11,958,182	3.83	1.20	1.20	9.88	9.88
Neuberger Berman AMT Sustainable Equity
2020	1,059,233	43.14	44.44	45,666,861	0.00	1.00	1.20	17.87	18.10
2019	1,194,142	36.60	37.63	43,689,020	0.28	1.00	1.20	24.07	24.31
2018	1,363,988	29.50	30.27	40,223,850	0.21	1.00	1.20	(7.09)	(6.89)
2017	1,569,362	31.75	32.51	49,804,433	0.35	1.00	1.20	16.69	16.94
2016	1,699,219	27.21	27.80	46,210,572	0.47	1.00	1.20	8.36	8.55
PIMCO VIT All Asset
2020	191,870	19.45	19.45	3,728,566	0.05	1.20	1.20	6.69	6.69
2019	241,587	18.23	18.23	4,400,263	2.95	1.20	1.20	10.55	10.55
2018	282,852	16.49	16.49	4,660,724	3.10	1.20	1.20	(6.57)	(6.57)
2017	399,753	17.65	17.65	7,049,926	4.75	1.20	1.20	12.21	12.21
2016	433,774	15.73	15.73	6,819,173	2.59	1.20	1.20	11.56	11.56
PIMCO VIT CommodityRealReturn Strategy
2020	177,187	5.88	5.88	1,041,812	0.06	1.20	1.20	0.17	0.17
2019	198,102	5.87	5.87	1,163,131	4.66	1.20	1.20	10.13	10.13
2018	223,288	5.33	5.33	1,190,751	2.32	1.20	1.20	(15.13)	(15.13)
2017	289,256	6.28	6.28	1,818,060	10.83	1.20	1.20	0.96	0.96
2016	359,184	6.22	6.22	2,236,575	1.14	1.20	1.20	13.71	13.71

34

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2020	239,049	18.38	18.38	4,394,053	0.06	1.20	1.20	4.25	4.25
2019	242,919	17.63	17.63	4,281,429	1.81	1.20	1.20	5.76	5.76
2018	255,243	16.67	16.67	4,255,129	1.32	1.20	1.20	0.85	0.85
2017	275,707	16.53	16.53	4,555,805	4.45	1.20	1.20	1.54	1.54
2016	320,577	16.28	16.28	5,217,156	1.48	1.20	1.20	5.24	5.24
PIMCO VIT Low Duration
2020	1,143,661	13.22	13.22	15,107,558	0.01	1.20	1.20	1.77	1.77
2019	2,525,561	12.99	12.99	32,797,618	2.70	1.20	1.20	2.77	2.77
2018	398,656	12.64	12.64	5,031,834	1.73	1.20	1.20	(0.86)	(0.86)
2017	1,973,212	12.75	12.75	25,154,612	1.37	1.20	1.20	0.16	0.16
2016	515,808	12.73	12.73	6,566,368	1.65	1.20	1.20	0.16	0.16
PIMCO VIT Real Return
2020	744,814	16.81	16.81	12,519,142	0.01	1.20	1.20	10.37	10.37
2019	846,030	15.23	15.23	12,884,556	1.68	1.20	1.20	7.10	7.10
2018	960,052	14.22	14.22	13,647,673	2.45	1.20	1.20	(3.40)	(3.40)
2017	1,332,950	14.72	14.72	19,614,005	2.39	1.20	1.20	2.44	2.44
2016	1,534,481	14.37	14.37	22,047,302	2.27	1.20	1.20	3.90	3.90
Royce Micro-Cap
2020	110,420	20.89	20.89	2,304,165	-	1.20	1.20	22.31	22.31
2019	121,863	17.08	17.08	2,079,367	-	1.20	1.20	18.12	18.12
2018	133,486	14.46	14.46	1,928,531	-	1.20	1.20	(10.13)	(10.13)
2017	235,501	16.09	16.09	3,787,921	0.65	1.20	1.20	3.87	3.87
2016	257,849	15.49	15.49	3,990,755	0.63	1.20	1.20	18.33	18.33

35

Variflex Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.
36

PART C
OTHER INFORMATION
Item 27. Exhibits
Exhibit Number	Description	Location
(a)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998)
(b)	Form of Custody Agreements	Not Applicable
(c)(1)	Facilities Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2019)
(c)(2)	SBL Variable Products Sales Agreement (Form 9482C 7‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002)
(c)(3)	SBL Variable Products Schedule of Commissions Variflex – Variable Annuity (Form VA 6275 R10-12)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2015)
(c)(4)	SBL Variable Products Schedule of Asset-Based Commissions (Form 9130 R7-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 11, 2001)
(c)(5)	Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008)
(c)(6)	SBL Variable Products Variflex Variable Annuity Commission Schedule Amendment	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 11, 2001)
(c)(7)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120399 (filed November 12, 2004)
(c)(8)	Distribution Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(d)(1)	Individual Contract (Form V6023 1‑98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998)
(d)(2)	Individual Contract-Unisex (Form V6023 1‑98U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998)
(d)(3)	Group Allocated Contract (Form GV6023 1‑98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998)
(d)(4)	Group Allocated Contract-Unisex (Form GV6023 1‑98U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998)
(d)(5)	Group Certificate (Form GVC6023 1‑98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998)
(d)(6)	Group Certificate-Unisex (Form GVC6023 1‑98U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed August 17, 1998)
(d)(7)	Group Unallocated Contract (Form GV6317 2‑88)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(8)	Loan Endorsement (Form V6066 10‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(d)(9)	Group Loan Provision Certificate (Form GV6821 L‑4 1‑97)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)

2

Exhibit Number	Description	Location
(d)(10)	Individual Stepped-Up Death Benefit Endorsement (Form V6050 3‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(11)	Group Stepped-Up Death Benefit Endorsement (Form V6050A 3‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d0(12)	Group Stepped-Up Death Benefit Certificate (Form V6050C 3‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(13)	Individual Withdrawal Charge Waiver (Form V6051 3‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(14)	Group Withdrawal Charge Waiver (Form GV6051 3‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(15)	Group Withdrawal Charge Waiver Certificate (Form GV6051C 3‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(16)	Group and Individual IRA Endorsement (Form 4453C‑5 R9‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(17)	SIMPLE IRA Endorsement (Form 4453C‑5S R9-03)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑93947 (filed April 30, 2004)
(d)(18)	TSA Endorsement (Form V6101 R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(19)	457 Endorsement (Form V6054 2‑98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.333-36529 (filed August 31, 1998)
(d)(20)	403(a) Endorsement (Form V6057 10‑98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 30, 1999)
(d)(21)	Roth IRA Endorsement (Form V6851A R9‑10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(22)	Method for Deductions Endorsement (Form V6071 3‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 11, 2001)
(d)(23)	Texas Optional Retirement Plan Rider (Form V6932G 7‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 11, 2001)
(d)(24)	Traditional IRA Endorsement (Form V6849A R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(25)	Terminal Illness (Form V6051 TI 2‑97)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 8, 2002)
(d)(26)	Non-Qualified Endorsement (Form V6822 1‑85)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 8, 2002)
(d)(27)	Individual Contract (Form V6016 1-88)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.002‑89328 (filed April 30, 1997)
(d)(28)	Individual Contract (Form V6009 R11-81)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009)
(e)(1)	Group and Individual Application (Form V7567 9-05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 28, 2006)
(e)(2)	Group Enrollment (Form GV7581 1‑98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed May 1, 2000)
f(1)	Composite of Articles of Incorporation of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed February 23, 2005)

3

Exhibit Number	Description	Location
f(2)	Bylaws of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016).
(g)	Reinsurance Contracts	Not Applicable
(h)(1)	Participation Agreement – AIM	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(2)	Participation Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012)
(h)(3)	Participation Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(4)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc.)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(h)(5)	Participation Agreement – MFS®	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(6)	Participation Agreement – Neuberger Berman – AMT Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2018)
(h)(7)	Participation Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2020)
(h)(8)	Participation Agreement – Royce	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 28, 2006)
(h)(8)(i)	Participation Agreement - Royce - Amendment Number 1	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2021)
(h)(9)	Participation Agreement – Rydex – Variable	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed April 28, 2006)
(h)(9)(i)	Amendment Number 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed March 9, 2007)
(h)(10)	Participation Agreement – SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(11)	Information Sharing Agreement – AIM	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(12)	Information Sharing Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(13)	Information Sharing Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(14)	Information Sharing Agreement – Legg Mason	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009)
(h)(15)	Information Sharing Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(16)	Information Sharing Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(17)	Information Sharing Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(18)	Information Sharing Agreement – Royce	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(19)	Information Sharing Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)

4

Exhibit Number	Description	Location
(h)(20)	Information Sharing Agreement – Security Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2015)
(l)(1)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(l)(2)	Consent of Counsel	Filed herewith
(m)	Omitted financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Form of Initial Summary Prospectus	Field herewith
(p)(1)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Roger S. Offermann, Barry G. Ward, Joseph W Wittrock, and Douglas G. Wolff	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(p)(2)	Power of Attorney of John P. Wohletz	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)

Item 28.	Directors and Officers of the Depositor
Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chairman, Chief Executive Officer, and Director
Douglass G. Wolff	President and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
John F. Guyot	Senior Vice President, General Counsel, Secretary, and Director
Roger S. Offermann	Senior Vice President, Chief Actuary and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, and Director
David G. Byrnes	Vice President
Cole Charnas	Vice President, Investments
Robert M. Cicchi	Vice President, Chief Underwriter
Amy L. Comer	Vice President and Assistant General Counsel
Albert J. DalPorto	Vice President, Product Development and Market Research
Jessica Daniels	Vice President, Administration and Employee Relations
Joseph, Elmy	Vice President, Tax Director
Jackie R. Fox	Vice President, Client Service
John R. Keddy	Vice President and Chief Technology Officer and Chief Information Security Officer
Blaine Hirsch	Vice President, Investment Strategy
Paul Knoblauch	Vice President, Head of Investment Accounting, Deputy Chief Risk Officer
Rui Guo	Vice President and Product Actuary

5

Name and Principal Business Address*	Positions and Offices with Depositor
Susan J. Lacey	Vice President and Controller
Jeanne R. Slusher	Vice President and Director of Audit
John P. Wohletz	Vice President and Chief Accounting Officer
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Craig P. Weishaar	Vice President, Direct Relationships
Carmen R. Hill	Vice President, Chief Compliance Officer and Chief Privacy Officer
Cherie L. Huffman	Vice President, Investments
Christopher C. Ogburn	Vice President, Life Insurance
Richard J. Wells	Vice President, Operations
Jean Younger	Vice President, Chief Digital Officer and Six Sigma Leader
*Located at One Security Benefit Place, Topeka, Kansas 66636‑0001.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
123 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
123 West 57th Street Property Owner LLC	DE	100%	by 123 West 57th Street Holdings LLC
125 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Holdings LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC
13FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
234 Productions, LLC	DE	100%	by Fulwell 73 Productions US, Inc.
2525 Atlantic LLC	DE	100%	by Eldridge Charlston LLC
3030 Chain Bridge Road, LLC	DE	90%	by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP

6

Name	Jurisdiction	Percent of Voting Securities Owned
37-41 Mortimer LP	GBR	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
688 Bronx Commissary, LLC	NY	100%	by MPQ 688 Bronx HoldCo, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	40%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
A24 Films, LLC	DE	35%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Productions 2 LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 Sunset LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by After The Fact LLC
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
AB 148 Madison, LLC	NY	100%	by Aurify Brands, LLC
AB Wellco, LLC	DE	100%	by Aurify Brands, LLC
Aequitas Estates (Poyle) Ltd	GBR	100%	by GDL (Aylesbury) Ltd
Aero Solutions Srl	Italy	100%	by Sirio S.p.A.
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
Alpha Data, LLC	DE	100%	by P-MRC Data, LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
APQ 10 Fifth Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1131 Madison Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1399 Madison NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1592 First Avenue NY, LLC	DE	100%	by LPQ USA, LLC

7

Name	Jurisdiction	Percent of Voting Securities Owned
APQ 17th Street DC, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Bakery Annex NY, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Street Bakery NY, LLC	DE	100%	by LPQ USA, LLC
APQ 708 Third Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 85 Broad NY, LLC	DE	100%	by LPQ USA, LLC
APQ 8th and Walnut PA, LLC	DE	100%	by LPQ USA, LLC
APQ 933 Broadway NY, LLC	DE	100%	by LPQ USA, LLC
APQ Americana CA, LLC	DE	100%	by LPQ USA, LLC
APQ Bethesda MD, LLC	DE	100%	by LPQ USA, LLC
APQ Beverly Hills CA, LLC	DE	100%	by LPQ USA, LLC
APQ Blaine Mansion DC, LLC	DE	100%	by LPQ USA, LLC
APQ Bleecker NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park Kiosk NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Calabasas CA, LLC	DE	100%	by LPQ USA, LLC
APQ Capitol Hill DC, LLC	DE	100%	by LPQ USA, LLC
APQ Carnegie Hill NY, LLC	DE	100%	by LPQ USA, LLC
APQ Carroll Square DC, LLC	DE	100%	by LPQ USA, LLC
APQ Central Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Chevy Chase MD, LLC	DE	100%	by LPQ USA, LLC
APQ Claremont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Clarendon VA, LLC	DE	100%	by LPQ USA, LLC
APQ Coconut Grove FL, LLC	DE	100%	by LPQ USA, LLC
APQ E53 NY, LLC	DE	100%	by LPQ USA, LLC
APQ E65 NY, LLC	DE	100%	by LPQ USA, LLC
APQ Encino Bakery CA, LLC	DE	100%	by LPQ USA, LLC
APQ Fashion Island CA, LLC	DE	100%	by LPQ USA, LLC
APQ First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ Florence Bakery Annex CA, LLC	DE	100%	by LPQ USA, LLC
APQ Garden City NY, LLC	DE	100%	by LPQ USA, LLC
APQ Grand Central West NY, LLC	DE	100%	by LPQ USA, LLC
APQ Greenwich CT, LLC	DE	100%	by LPQ USA, LLC
APQ Larchmont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Lincoln Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Manhattan Beach CA, LLC	DE	100%	by LPQ USA, LLC
APQ Merrifield VA, LLC	DE	100%	by LPQ USA, LLC
APQ Mineral Springs NY, LLC	DE	100%	by LPQ USA, LLC
APQ New Canaan CT, LLC	DE	100%	by LPQ USA, LLC
APQ Rye NY, LLC	DE	100%	by LPQ USA, LLC
APQ Sailboat Pond NY, LLC	DE	100%	by LPQ USA, LLC
APQ South End Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ South Gayley CA, LLC	DE	100%	by LPQ USA, LLC
APQ Spring Valley DC, LLC	DE	100%	by LPQ USA, LLC
APQ Studio City CA, LLC	DE	100%	by LPQ USA, LLC
APQ Tribeca NY, LLC	DE	100%	by LPQ USA, LLC

8

Name	Jurisdiction	Percent of Voting Securities Owned
APQ Tuxedo Bakery MD, LLC	DE	100%	by LPQ USA, LLC
APQ Union Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Verdi Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Villa Marina CA, LLC	DE	100%	by LPQ USA, LLC
APQ Westlake CA, LLC	DE	100%	by LPQ USA, LLC
APQ Wildwood MD, LLC	DE	100%	by LPQ USA, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asian Perspective Media, LLC	DE	100%	by Valence APM, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atrium Sports, Inc.	DE	46.39%	by Palmer Portfolio Trust, LLC
Atrium Sports, Ltd.	UK	100%	by Atrium Sports, Inc.
Atrium Sports, Pty. Ltd.	AU	100%	by Atrium Sports, Inc.
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	30.1%	by Palmer Portfolio Trust, LLC
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Asset Holdings, LLC	DE	100%	by EPH Holdings, LLC
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Security Benefit Corporation
Bastille Euro CLO 2020-3 DAC	Ireland	0%	Mgmt. by CBAM CLO Management LLC
Bath Road Properties Ltd.	GBR	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by dcp LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
Be Funny When You Can LLC	LA	100%	by A24 Films LLC
Beach Hotel Associates LLC	DE	100%	by EC 17th Street MezzCo LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
BHDM LendCo, LLC	DE	100%	by Cain International LP
Big Week CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Big Week Productions, LLC	CA	100%	by MRC II Holdings, LP
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC

9

Name	Jurisdiction	Percent of Voting Securities Owned
Bilbao-KCI, LLC	DE	90%	by Bilbao Capital, LLC
Billboard IP Holdings LLC	DE	50%	by Billboard Media, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Billboard Media, LLC	DE	100%	by P-MRC Music, LLC
Bird of Paradise LLC	DE	100%	by A24 Films LLC
Blackbrook Capital (Europe) Carry LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Blackbrook Capital (Europe) Limited	UK	100%	by Blackbrook Capital (Europe) LP
Blackbrook Capital (Europe) LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) SARL	LUX	100%	by Blackbrook Capital (Europe) LP
Blackbrook Property Holdings SARL	LUX	100%	by Blackbrook Capital (Europe) SARL
Bleeker Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Ltd	GBR	100%	by Bridge Road Southall Ltd
Bridge Road Southall Ltd	GBR	64.3%	by Galliard Developments Ltd
Bridge Road Southall Newco Limited	GBR	61.9%	by Galliard Developments Ltd
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Buda Hills JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50%	by Fulwell 73 Limited
C4G Holdings, LLC	DE	100%	by Lifestyle Products Group LLC
Cain Hoy Enterprises (U.K.) Limited	GBR	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	GBR	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International Equity Fund 2 GP LLC	DE	100%	by Cain International AM LP
Cain International Equity Fund 2 LP	DE	80%	by Cain International Equity Fund 2 GP LLC
Cain International Equity Fund 2 LP	DE	20%	by CI Founder Partner LP
Cain International European Real Estate Opportunity Fund I GP Limited	GBR	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	GBR	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
CAIS Access Fund - Asia Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC

10

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Access Fund - Asia Fund IV LP	DE	0%	Mgmt. by CAIS Access Fund - Asia Fund IV GP LLC
CAIS Access Fund - BCRE I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE I LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE I GP LLC
CAIS Access Fund - BCRE II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE II LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE II GP LLC
CAIS Access Fund - MMC 2018 (Offshore) LP	CYM	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Access Fund - MMC 2018 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - MMC 2018 LP	DE	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Apollo HV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Hybrid Value Access Fund LP	DE	0%	Mgmt. by CAIS Apollo HV Access Fund GP LLC
CAIS BC Fund XIII, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BC Fund XIII, LP	DE	0%	Mgmt. by CAIS BC Fund XIII, GP LLC
CAIS Blackstone Growth GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth LP	DE	0%	Mgmt. by CAIS Blackstone Growth GP LLC
CAIS Blackstone TAS V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS V LP	DE	0%	Mgmt. by CAIS Blackstone TAS V GP LLC
CAIS Blackstone TAS VI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS VI LP	DE	0%	Mgmt. by CAIS Blackstone TAS VI GP LLC
CAIS Capital LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access GP LLC
CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Renewable and Sustainable Energy Fund LP	DE	0%	Mgmt. by CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC
CAIS Crawford Lake Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS DES Composite Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund LP	DE	0%	Mgmt. by CAIS Financial Credit Investment IV Access Fund GP LLC
CAIS ICG Strategic Equity III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity III GP LLC
CAIS ICG Strategic Equity IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity IV LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity IV GP LLC
CAIS Insurance Solutions LLC	DE	100%	by Capital Integration Systems LLC
CAIS Mercer Private Equity Vintage Fund (TE) I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Millennium Intl. Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium USA LLC	DE	100%	by Capital Integration Systems LLC

11

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS OZMF LLC	DE	100%	by Capital Integration Systems LLC
CAIS OZMF Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma International Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Third Point Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Third Point Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium WMQS GEAE LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium WMQS GEAE Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Capital Integration Systems LLC	DE	36.17%	by Eldridge CG Holdings LLC
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Carlostron, LLC	DE	100%	by Media Capital Holdings, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM 2018-5 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-6 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-7, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-10, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-11, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-9, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-12, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-13, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM CLO 2017-1, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-2, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-3, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-4, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO Management Europe, LLC	DE	100%	by CBAM Partners, LLC
CBAM CLO Management LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund, LP	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Master Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Offshore Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM MAG Finance, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC

12

Name	Jurisdiction	Percent of Voting Securities Owned
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain Hoy UK Holdings Limited
CH Galliard (Courchevef PW) LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding Holdings, LLC	KS	100%	by Security Benefit Corporation
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Chesney Park, LLC	DE	100%	by Dayton Funding, LLC
Chubby Panda LLC	DE	100%	by A24 Films LLC
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI AM UK Holdings Limited	GBR	100%	by Cain International AM LP
CI BH Holdings II LLC	DE	71.49%	by Cain International LP
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by Cain International LP
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	49%	by Cain International LP
CI Boston Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CI CB3 Subfund	Ireland	100%	by Cain International European Real Estate Opportunity Fund I LP
CI Diplomat Holdings LLC	DE	100%	by Cain International LP
CI DMO Holding 2 LLC	DE	100%	by BCM 625 Broadway Holdco LLC
CI DMO Holdings LLC	DE	100%	by Cain International LP
CI EREO I CIP GP Limited	GBR	100%	by Cain International AM LP
CI EREO I CIP GP Limited	JEY	100%	by Cain International AM LP
CI EREO I CIP LP	GBR	0%	Mgmt. by CI EREO I CIP GP Limited
CI EREO I CIP LP	JEY	0%	Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	99%	by Cain Hoy UK Holdings Limited
CI ExchangeCo Limited	GBR	1%	by Cain Hoy Enterprises (U.K.) Limited
CI FCL Funding 1 Limited	GBR	100%	by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP

13

Name	Jurisdiction	Percent of Voting Securities Owned
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI Founder Partner GP LLC	DE	100%	by Cain International LP
CI Founder Partner LP	DE	0%	Mgmt. by CI Founder Partner GP LLC
CI GGL Limited	GBR	100%	by CH Capital A Holdings LLC
CI Koryfeum Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI Milan Limited	GBR	100%	by Jampurchaseco Limited
CI Roman Holdings Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI San Diego Holdings LLC	DE	14%	by Cain International LP
CI Sponsor LLC	DE	100%	by Cain International LP
CI US Services GP LLC	DE	100%	by Cain International AM LP
CI W57th Street Holdings LLC	DE	49%	by Cain International LP
CI W57th Street Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CIEF1 UK Holdings Limited	GBR	100%	by Cain International European Real Estate Opportunity Fund I LP
Click Records, Inc.	DE	100%	by dcp Holdco I, LLC
CM PEVF I GP LLC	DE	100%	by Capital Integration Systems LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Competitive Socialising Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socializing U.S., LLC	DE	100%	by Competitive Socialising Limited
Convergent Holdings LLC	DE	100%	by SE2 Technologies LLC
Corporate Funding VIII, LLC	DE	100%	by EPH Holdings, LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 21 LLC	DE	100%	by StarVista Live LLC
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CPI Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Craneshaw House Limited	GBR	66%	by Galliard Developments Ltd
Creativity Media Ltd	GBR	100%	by Fulwell 73 Limited
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Davisville Holdings S.a r.l	LUX	90%	by CIEF1 UK Holdings Limited
Dawn Acres II, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres III, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres IV, LLC	DE	100%	by Security Benefit Corporation
DC Company Music, LLC	CA	100%	by dick clark productions, LLC
dcp Corp.	DE	100%	by dcp Holdco I, LLC
DCP Funding LLC	DE	81.5%	by Valence Media Partners, LLC
DCP Guaranty Services, LLC	DE	100%	by dick clark productions, LLC
dcp Holdco I, LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Mirror Media IP Holdings, LLC
dcp LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by dcp LLC
Dcpl investco, LLC	DE	100%	by dcp LLC

14

Name	Jurisdiction	Percent of Voting Securities Owned
Death On A Tuesday LLC	DE	100%	by A24 Films LLC
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Features, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Film Group, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Kids, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Media Archives, LLC	CA	100%	by dick clark productions, LLC
dick clark productions, LLC	DE	100%	by dcp LLC
Dick Clark Restaurants, Inc.	DE	100%	by dcp Holdco I, LLC
Digital Media Asset Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Direct Holdings Americas LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas LLC
Direct Holdings Global LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Libraries Inc.	DE	100%	by dcp Holdco I, LLC
Direct Holdings U.S. LLC	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75%	by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Donkey Elephant Productions, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
DS Malecon Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DTC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Dunbarre Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo Holdings SCSP
Dynamo GP S.a.r.l.	LUX	50%	by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	LUX	0%	Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	LUX	100%	by Dynamo Holdings SCSP
E&D PH RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D RE Holdings LLC	DE	49.99%	by Eldridge E&D RE Holdings LLC
E&D W RE 1546 NC HWY 56 LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 1808 MIAMI BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2214 ERIC LANE LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 226 GRAHAM-HOPDALE RD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2423 S CHURCH ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 375 S CHURTON ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 735 MADISON BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 808 E ATLANTIC ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D W RE 1301 MEBANE OAKS RD LLC	DE	100%	by E&D W RE Holdings LLC
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.

15

Name	Jurisdiction	Percent of Voting Securities Owned
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
EACS II, LLC	DE	100%	by Eldridge Industries, LLC
EACS LLC	DE	100%	by Eldridge Industries, LLC
Earhart Capital, LLC	KS	100%	by Security Benefit Corporation
Easy Mark, LLC	CA	100%	by MRC II Holdings, LP
EBBH, LLC	DE	100%	by Eldridge Industries, LLC
EC 17th Street Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
EC 17th Street MezzCo LLC	DE	100%	by EC 17th Street Holdings LLC
EC 58th Street Holdings II LLC	DE	100%	by EC 58th Street Holdings LLC
EC 58th Street Holdings LLC	DE	100%	by Eldridge 58th Street Holdings LLC
EC 58th Street LLC	DE	100%	by EC 58th Street MezzCo LLC
EC 58th Street MezzCo LLC	DE	100%	by EC 58th Street Holdings II LLC
Echidna Capital LLC	DE	70%	by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eden T Productions LLC	CA	100%	by Eden T Entertainment Inc.
E-HS Investor II, LLC	DE	100%	by EHSI Holdings II, LLC
E-HS Investor, LLC	DE	100%	by EHSI Holdings, LLC
EHSI Holdings II, LLC	DE	100%	by Dayton Funding, LLC
EHSI Holdings, LLC	DE	100%	by Dayton Funding, LLC
EKW Holdings II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings V LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Eldridge 17th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 58th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 625 Broadway, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100%	by EPH II, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge BB Holdings, LLC	DE	100%	by EBBH, LLC
Eldridge BBLP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Eldridge Bitkraft Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Butterfly Network Holdings, LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge CEC Funding, LLC	DE	100%	by Collins Park, LLC
Eldridge CG Holdings LLC	DE	100%	by Eldridge FS Holdings, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge Charlston LLC	DE	100%	by Eldridge CHG Holdings LLC
Eldridge CHG Holdings LLC	DE	100%	by Eldridge Industries, LLC

16

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge CI GP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge CI LP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge Corporate Funding LLC	DE	100%	by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Diplomat Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100%	by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DTS Funding, LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge E&D RE Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge ELO Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100%	by EPH, LLC
Eldridge Esports Funding II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Esports One Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Expensify Holdings LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge FS Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Gaming 247 Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge G-Form Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Happy Money Funding LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge HIP Ventures, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Homodeus Funding LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge HZACS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge HZONS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Industries, LLC	DE	0%	Echidna Capital LLC
Eldridge Industries, LLC	DE	85.36%	by SBT Investors, LLC
Eldridge Industries, LLC	DE	2.1%	by Bilbao-KCI, LLC
Eldridge IP Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge KRNL Funding LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge NPC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge PayActiv Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Pixion Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge ROS Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge RV Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Scopely Holdings LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge Services Incorporated	DE	100%	by Eldridge Corporate Services, LLC
Eldridge SFLY Funding, LLC	DE	100%	by Potwin Place, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC

17

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Truebill Funding, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Unqork Holdings LLC	DE	70%	by Palmer Portfolio Trust, LLC
Eldridge VS, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Wellthy Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100%	by Eli Entertainment Inc.
Elia Management LLC	DE	100%	by A24 Films LLC
Ellicott Limited	JEY	100%	by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	99%	by Elliott Bay Parent LLC
Elliott Bay Healthcare Realty Holdings II LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings III LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty II LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings II LLC
Elliott Bay Healthcare Realty III LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings III LLC
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Elliott Bay Holdings LLC	DE	91.89%	by Elliott Bay Parent LLC
Elliott Bay LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Parent LLC	DE	100%	by Mason Portfolio Trust, LLC
Ellis Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Elm Portfolio Trust LLC	DE	100%	by EPH II, LLC
Elo Entertainment Inc.	DE	28%	by Eldridge ELO Funding LLC
E-OZ 2019-1, LLC	DE	98.76%	by EPH, LLC
EPH Holdings II, LLC	DE	100%	by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100%	by EPH Holdings II, LLC
EPH II, LLC	DE	100%	by EPH Holdings, LLC
EPH, LLC	DE	100%	by EPH II, LLC
Epic Aero, Inc.	DE	17.2%	by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	11.29%	by EPH, LLC
Epic Preferred Holdings LLC	DE	25.34%	by Palmer Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Canon Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	36.41%	by Putnam Asset Holdings, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Mayfair Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	14.52%	by Arch Portfolio Trust, LLC
Everest Fuel Management, LLC	DE	100%	by Tuvoli, LLC
Everly, LLC	KS	100%	by Security Benefit Corporation
F&B Advisory Company LLC	DE	50%	by Eldridge NPC Holdings LLC
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Fairlawn Funding, LLC	DE	100%	by Dayton Funding, LLC
False Positive LLC	DE	100%	by A24 Films LLC
Family Secret Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
Farmhold Financial Holdings LLC	DE	50%	by Canon Portfolio Trust, LLC

18

Name	Jurisdiction	Percent of Voting Securities Owned
Farmhold Financial LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Holdings LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Intermediate Holdings LLC	DE	100%	by Farmhold Financial Management Holdings LLC
Farmhold Financial Management LLC	DE	1%	by Farmhold Financial Management Intermediate Holdings LLC
Farmhold Financial Management LLC	DE	99%	by Farmhold Financial Management Holdings LLC
Farmhold Lending LLC	DE	100%	by Farmhold Financial Holdings LLC
FC Virginia Soccer Club LLC	VA	100%	by Cain International LP
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Felix Keane Enterprises LLC	DE	100%	by A24 Films LLC
Fever Lake LLC	LA	100%	by A24 Films LLC
Fever Lake Rights LLC	DE	100%	by A24 Films LLC
Fevo Czech s.r.o.	Czech Republic	100%	by Fevo, Inc.
Fevo d.o.o. Beograd	Serbia	100%	by Fevo, Inc.
Fevo, Inc.	DE	20.19%	by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 24 E12, LLC	DE	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
Fields GC, LLC	NY	56%	by Aurify Brands, LLC
Fifteen Sled Dogs LLC	DE	100%	by A24 Films LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99%	by Film Expo Group Holdings LLC
FilmNation Partners, LLC	DE	20.2%	by MRC II Holdings, LP
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by SBL Holdings, Inc.
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Tacos Holdings, LLC
Flairjet Ltd.	DE	100%	by Volare Acquisitions, Limited
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100%	by StarVista Live LLC
FlyEasy Corp.	CAN	100%	by Tuvoli, LLC
Fortwell Capital Limited	GBR	80%	by Cain International II LP
Fox River Investments, LLC	DE	100%	by Spoon River Investments, LLC

19

Name	Jurisdiction	Percent of Voting Securities Owned
FP Rights LLC	DE	100%	by A24 Films LLC
Free State Funding, LLC	KS	100%	by Security Benefit Corporation
Frimpse Film Productions Ltd	CAN	100%	by Frimpse LLC
Frimpse LLC	CA	100%	by MRC II Holdings, LP
Froome Film Limited	GBR	100%	by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32%	by Valence FW73, LLC
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
Future Autumn LLC	DE	100%	by A24 Films LLC
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
G6000-9796 LLC	DE	95%	by SCF Aviation Capital LLC
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
Gaming 247, Inc.	DE	13.9%	by Eldridge Gaming 247 Funding LLC
GDL (Aylesbury) Ltd	GBR	51%	by Galliard Developments Ltd
GDL (Birmingham Middleway) Ltd	GBR	66%	by Galliard Developments Ltd
GDL (Cheltenham) Holdings Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Cheltenham) Ltd	GBR	100%	by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	GBR	66%	by Galliard Developments Ltd
GDL (Creekside) Ltd	GBR	52%	by Galliard Developments Ltd
GDL (Kilmorie) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Luton) Developments Ltd	GBR	90%	by Galliard Developments Ltd
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Slough) Developments Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Sub 2) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Sub 3) Limited	GBR	100%	by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
Generate Entertainment, LLC	DE	100%	by dcp LLC
Gennessee Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
G-Form, LLC	RI	23.5%	by Wanamaker Portfolio Trust, LLC
GIV-X 4098, LLC	DE	100%	by Air Eldridge LLC
Gizer Inc.	DE	26.23%	by Eldridge Gizer Funding LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC

20

Name	Jurisdiction	Percent of Voting Securities Owned
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greedy Hippo LLC	DE	100%	by After The Fact LLC
GS BTS Limited	GBR	100%	by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50%	by Fulwell 73 UK Limited
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100%	by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Harsh Times, LLC	DE	30%	by MRC Investments, LLC
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Horizon II Sponsor, LLC	DE	11%	by MRC Horizon II, LLC
Horizon II Sponsor, LLC	DE	14%	by Eldridge HZACS LLC
Horizon III Sponsor, LLC	DE	100%	by Eldridge Industries, LLC
Horizon Sponsor, LLC	DE	15%	by Eldridge HZACS LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
Hotdog Hands LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100%	by After The Fact LLC
HZACS CI, LLC	DE	0%	Mgmt. by Eldridge HZACS LLC
HZONS CI, LLC	DE	0%	Mgmt. by Eldridge HZONS LLC
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Jampurchaseco Limited	GBR	100%	by Cain International LP
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
Jefferson Square 1892, LLC	KS	100%	by Dayton Funding, LLC
Jessica House Developments Ltd	GBR	95%	by Galliard Developments Ltd
JJ Concepts Limited	GBR	50%	by Jampurchaseco Limited
JJ ISQ Limited	GBR	100%	by JJ Concepts Limited
Jonty LLC	DE	100%	by A24 Films LLC
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Corn, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux I S.a.r.l	LUX	95%	by CIEF1 UK Holdings Limited

21

Name	Jurisdiction	Percent of Voting Securities Owned
Juno Holdings Spain 1, S.L.U.	Spain	100%	by Juno Holdings Lux 2 S.a.r.l
Juno Mini, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Keemotion Group, Inc.	DE	100%	by Atrium Sports, Inc.
Keemotion LLC	DE	100%	by Synergy Sports, SRL
Keemotion SPRL	Belgium	100%	by Atrium Sports, Inc.
Keshet/dcp LLC	DE	50%	by dcp LLC
Kitewood (Creekside) Limited	GBR	75%	by GDL (Creekside) Limited
KMA Gems LLC	DE	100%	by After The Fact LLC
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
Knoema Corporation	DE	100%	by Knoema Holdings, LLC
Knoema Holdings, LLC	DE	86.2%	by PD Holdings LLC
Krakow Office Park B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
KWCI GP	Ireland	50%	by Cain International European Real Estate Opportunity Fund I GP Limited
KWCI LP	NJ	50%	by CI CB3 Subfund
KWSB Real Estate Venture I, LLC	DE	80%	by EKW Holdings LLC
KWSB Real Estate Venture II, LLC	DE	80%	by EKW Holdings II LLC
KWSB Real Estate Venture III, LLC	DE	80%	by EKW Holdings III LLC
KWSB Real Estate Venture IV, LLC	DE	80%	by EKW Holdings IV LLC
Lakewood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Last Rider Productions UK Limited	GBR	100%	by MRC Documentary, L.P.
Last Rider Productions, LLC	CA	100%	by MRC Documentary, L.P.
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB 470 PAS, LLC	DE	100%	by Little Beet, LLC
LB Aventura, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Coconut Grove, LLC	DE	100%	by Little Beet, LLC
LB DC 1212, LLC	NY	100%	by Little Beet, LLC
LB Hanover Square, LLC	NY	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Penn, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Rosslyn, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
LBMISF LLC	DE	100%	by A24 Films LLC

22

Name	Jurisdiction	Percent of Voting Securities Owned
LBT Chevy Chase, LLC	NY	100%	by LBT Chicago, LLC
LBT Chicago, LLC	NY	100%	by Little Beet Table, LLC
LBT Greenwich, LLC	NY	100%	by LBT Chicago, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Lebanon 3998, LLC	KS	100%	by Security Benefit Corporation
Life.io Holdco, LLC	DE	100%	by Life.io Holdings, LLC
Life.io Holdings, LLC	DE	100%	by SE2 Holdings, LLC
Life.io, LLC	DE	1%	by Life.io Holdings, LLC
Life.io, LLC	DE	100%	by Lifo.io Holdco, LLC
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98%	by Aurify Brands Holdings, LLC
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Lost in the Andes, LLC	CA	100%	by MRC Documentary, L.P.
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LPQ Sailboat Pond, Inc.	DE	100%	by APQ Sailboat Pond NY, LLC
LPQ USA, LLC	DE	100%	by Aurify Brands, LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
LSB Industries, Inc.	DE	10%	by LSB Funding LLC
LU The Film Limited	GBR	50%	by Fulwell 73 Limited
Make Hay LLC	DE	100%	by A24 Films LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 21 LLC	DE	100%	by StarVista Live LLC
MAOdcp LLC	DE	50%	by dick clark productions, LLC
Maple Portfolio Trust, LLC	DE	100%	by EPH, LLC
Maranon Capital Ultimate General Partner LLC	DE	50%	by Eldridge Maranon Holdings, LLC
Maranon Capital, L.P.	DE	60.51%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Centre Street Partnership LP	DE	0%	Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100%	by Maranon Centre Street Partnership LP
Maranon Loan Funding 2018-1, Ltd	CYM	0%	Mgmt. by Maranon Management LLC
Maranon Loan Funding 2019-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Loan Funding 2020-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Management LLC	DE	100%	by Maranon Capital, L.P.
Maranon Mezzanine Executive Funding, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund III-A, LP	DE	0%	Mgmt. by Maranon Mezzanine GP III-A, LP
Maranon Mezzanine Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC

23

Maranon Mezzanine GP III-A, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	0%	Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund IX, LLC	DE	100%	by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100%	by Maranon Senior Credit Strategies Fund V-Levered, LP
Maranon Senior Credit GP II, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100%	by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0%	Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V‑Levered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund V‑Unlevered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies GP V, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Rated Fund I LLC	DE	0%	Mgmt. by Maranon Capital, L.P.
Maranon Services Corp.	DE	100%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	99.9%	by Maranon Capital, L.P.
Maslow’s Group LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Maslow’s UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100%	by EPH, LLC
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by EPH, LLC
MB Group Holdings LLC	DE	100%	by DS MB Holdings LLC
MB The Film Limited	GBR	100%	by Fulwell 73 UK Limited
McGlue LLC	DE	100%	by A24 Films LLC
Media Capital Holdings, LLC	DE	100%	by Valence Media Group, LLC
Media Rights Capital II, LLC	DE	100%	by Original Narrative Library, LLC
Mediabistro Holdings LLC	DE	100%	by MB Group Holdings LLC
Mellotron, LLC	DE	40%	by Carlostron, LLC
Melt Shop Enterprises International, LLC	NY	100%	by Melt Shop, LLC
Melt Shop Enterprises, LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96.5%	by Aurify Brands Holdings, LLC

24

Name	Jurisdiction	Percent of Voting Securities Owned
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
MG Warwick Street HoldCo Limited	GBR	100%	by Maslow’s Group LLP
MG Warwick Street OpCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
MG Warwick Street PropCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Microphone Holdings, LLC	DE	80%	by Putnam Asset Holdings, LLC
Microphone Services Holdings, LLC	DE	100%	by Microphone Holdings, LLC
Microphone Services, LLC	DE	1%	by Microphone Services Holdings, LLC
Microphone Services, LLC	DE	99%	by Microphone Holdings, LLC
Microphone, LLC	DE	100%	by Microphone Holdings, LLC
Mill Link Developments Limited	GBR	100%	by Galliard Developments Ltd
Minari LLC	DE	100%	by A24 Films LLC
Minari Rights LLC	DE	100%	by A24 Films LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by After The Fact LLC
Mirror Media IP Holdings, LLC	DE	100%	by Valence Media, LLC
Mirrors and Windows Films Inc.	CAN	100%	by A24 Films LLC
MK Debt, LLC	DE	100%	by LPQ USA, LLC
MK USA, LLC	DE	100%	by LPQ USA, LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EPH Holdings, LLC
Moon Base LLC	DE	100%	by A24 Films LLC
Morse Code UK Films Limited	UK	100%	by MRC II Holdings, LP
Morse Code, LLC	CA	100%	by MRC II Holdings, LP
Mosaic Media Investment Partners, LLC	DE	100%	by dcp LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MPQ 1377 Sixth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 1400 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 1535 Third Avenue LLC	NY	100%	by MK USA, LLC
MPQ 1800 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 210 Joralemon, LLC	NY	100%	by MK USA, LLC
MPQ 2161 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 339 Seventh Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 370 Lexington, LLC	NY	100%	by MK USA, LLC
MPQ 400 Fifth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 685 Third Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 688 Bronx HoldCo, LLC	DE	100%	by MK USA, LLC
MPQ 787 Seventh Avenue LLC	NY	100%	by MK USA, LLC
MPQ 921 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ Bronx Commissary, LLC	NY	100%	by MK USA, LLC
MRC Data Canada, ULC	CAN	100%	by MRC Data, LLC

25

Name	Jurisdiction	Percent of Voting Securities Owned
MRC Data Holdings, LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC Data UK Limited	UK	100%	by MRC Data, LLC
MRC Data, LLC	DE	100%	by P-MRC Data, LLC
MRC Documentary, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC Horizon II, LLC	DE	100%	by Media Capital Holdings, LLC
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, LLC
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, LLC
MRC Media Holdings LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS 135 Fourth Avenue, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS MOA, LLC	NY	100%	by Melt Shop, LLC
MS Newport Center, LLC	NY	100%	by Melt Shop, LLC
MS Rockaway, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Sawgrass I, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Special Events, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
Music Business Worldwide Limited (UK)	UK	50%	by MRC Media Holdings LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
No Commas LLC	DE	100%	by A24 Films LLC
Nolensville Invest S.L.	Spain	100%	by Pleasant Invest S.L.
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
North Woolwich Road Developments Limited	GBR	30%	by Galliard Developments Ltd
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NPC Holdings, Inc.	DE	99.44%	by NPC Restaurant Holdings II LLC
NPC International Holdings, LLC	DE	100%	by NPC Holdings, Inc.

26

Name	Jurisdiction	Percent of Voting Securities Owned
NPC International, Inc.	DE	100%	by NPC Restaurant Holdings, LLC
NPC Operating Company B, Inc.	KS	100%	by NPC International, Inc.
NPC QB LLC	DE	100%	by NPC International, Inc.
NPC Quality Burgers, Inc.	KS	100%	by NPC International, Inc.
NPC RE Holdings LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings I LLC	DE	49.99%	by Eldridge NPC Holdings LLC
NPC Restaurant Holdings II LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings, LLC	DE	100%	by NPC International Holdings, LLC
NZC Capital LLC	DE	80.5%	by Todd L. Boehly, Individual
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
On The Rocks LLC	DE	100%	by After The Fact LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oneida Portfolio Trust, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Operation Mongoose LLC	DE	50%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50%	by Galliard Developments Ltd
Original Narrative Library, LLC	DE	100%	by Valence Media, LLC
Over The Hill Pictures LLC	DE	100%	by A24 Films LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Palio Funding 2, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Pallazzo Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Palmer Portfolio Trust, LLC	DE	100%	by EPH, LLC
Palouse Productions Limited	DE	100%	by A24 Films LLC
Panagram Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Panagram Senior Loan Fund I GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund I, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund I GP, LLC
Panagram Services Holdings, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	1%	by Panagram Services Holdings, LLC
Panagram Services, LLC	DE	99%	by Panagram Holdings, LLC
Panagram Structured Asset Management, LLC	DE	100%	by Panagram Holdings, LLC
PayActiv, Inc.	DE	13.12%	by Eldridge PayActiv Holdings LLC
PD Holdings LLC	DE	100%	by Dayton Funding, LLC
PGM-MB Holdings LLC	DE	100%	by Mediabistro Holdings LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pink Freud LLC	DE	100%	by A24 Films LLC
Pixion Games Limited	UK	11.62%	by Eldridge Pixion Funding LLC
Pleasant Invest S.L.	Spain	100%	by Davisville Holdings S.a r.l
P-MRC Data, LLC	DE	50%	by MRC Data Holdings, LLC
P-MRC Holdings, LLC	DE	30%	by MRC Media Holdings LLC
P-MRC Music, LLC	DE	100%	by MRC Media Holdings LLC
Post Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
27

Name	Jurisdiction	Percent of Voting Securities Owned
Powder Keg Farms Limited	New Zealand	100%	by Over The Hill Pictures LLC
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Security Benefit Corporation
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
PrivateFly, LLC	DE	100%	by PrivateFly Limited
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Public House Productions LLC	DE	100%	by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EPH, LLC
PZO JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
Queens LLC	DE	100%	by After The Fact LLC
Quick As A Wink Limited	New Zealand	100%	by Reserving Rights LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Ramy Rights LLC	DE	100%	by A24 Films LLC
Ravenwood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Renegade Brands USA, INC.	DE	20%	by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Rhapsody Acquisition Corporation	CYM	100%	by CI Sponsor LLC
Ride or Die Productions, LLC	CA	100%	by MRC II Holdings, LP
Ridge Media Holdings, LLC	DE	78.52%	by Eldridge Industries, LLC
Ridge Media Holdings, LLC	DE	21.48%	by Arch Portfolio Trust, LLC
Ripple Effects Productions, LLC	CA	100%	by MRC II Holdings, LP
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 22 LLC	DE	100%	by StarVista Live LLC
Rolling Stone Licensing, LLC	DE	100%	by Rolling Stone Media, LLC
Rolling Stone Media, LLC	DE	100%	by P-MRC Music, LLC
Rolling Stone, LLC	DE	100%	by Rolling Stone Media, LLC
Roman 1 Sarl	LUX	100%	by Roman JV Sarl
Roman 2 Sarl	LUX	100%	by Roman JV Sarl
Roman JV Sarl	LUX	100%	by CI Roman Holdings Sarl
Roman SNC	France	50%	by Roman 1 Sarl
Roman SNC	France	50%	by Roman 2 Sarl
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Ruby Productions LLC	CA	100%	by Ruby Entertainment Inc.
Rules Beauty LLC	DE	100%	by A24 Ventures LLC
S(LSV) LLC	NV	100%	by Competitive Socializing U.S., Inc.
S(WDC) LLC	DC	100%	by Competitive Socializing U.S., Inc.
S(WMB) LLC	NY	100%	by Competitive Socializing U.S., Inc.

28

Name	Jurisdiction	Percent of Voting Securities Owned
Sager House (Almedia) Limited	GBR	92.5%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. LLC
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
Sandy Beaches Cruise 21 LLC	DE	100%	by StarVista Live LLC
Sarena Holdings Ltd	GBR	100%	by Galliard Developments Ltd
Sarena House LLP	GBR	50%	by Sarena Holdings Ltd
Saving The World LLC	DE	100%	by A24 Films LLC
Saving The World Rights LLC	DE	100%	by A24 Films LLC
SB Corporate Funding LLC	DE	100%	by Security Benefit Corporation
SB ISH LLC	DE	100%	by Security Benefit Life Insurance Company
SBC Civic Center LLC	DE	100%	by Mason Portfolio Trust, LLC
SBL Holdings, Inc.	KS	100%	by Security Benefit Corporation
SBT Investors, LLC	DE	100%	by NZC Capital LLC
SBT Media Holdings, LLC	DE	100%	by SBT Investors, LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2018 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2020 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada Revolver GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2017-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2017-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2020-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2018 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019-2 Limited Partnership	CAN	99.9%	by SCF Canada 2019-2 GP Ltd.
SCF Equipment Leasing Canada 2020-1 Limited Partnership	CAN	99.9%	by SCF Canada 2020 GP Ltd.
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Revolver Canada Limited Partnership	CAN	99.9%	by SCF Canada Revolver GP Ltd.
SCF Servicing Company LLC	DE	99%	by SCF Funding LLC
SE2 Digital Service LLP	India	99.9999%	by SE2 Holdings, LLC

29

Name	Jurisdiction	Percent of Voting Securities Owned
SE2 Digital Service LLP	India	0.0001%	by se2, LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
SE2 Holdings, LLC	KS	93.2%	by se2 Holdco, LLC
SE2 Information Services Ireland Limited	Ireland	100%	by SE2 Holdings, LLC
SE2 Technologies LLC	DE	100%	by SE2 Holdings, LLC
se2, LLC	KS	100%	by SE2 Holdings, LLC
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	99.841%	by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, Inc.
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, Inc.
Sensory Impact Group, LLC	DE	73%	by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Sesame Marketplace, LLC	DE	100%	by Aurify Brands, LLC
SGT VF GP, LLC	DE	100%	by EPH Holdings, LLC
SGTV Fund, LP	DE	0%	Mgmt. by SGT VF GP, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Corporation
Shelter At Home LLC	DE	100%	by A24 Films LLC
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	80%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
Slushie LLC	DE	100%	by After The Fact LLC
Soft Money LLC	DE	100%	by A24 Films LLC
Soggy Jam UK Limited	UK	100%	by MRC II Holdings, LP
Soggy Jam, LLC	CA	100%	by MRC II Holdings, LP
Sojourn Aviation Company, LLC	DE	100%	by Epic Aero, Inc.
Somebody Told Me, LLC	DE	100%	by Eldridge IP Holdings LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 22 LLC	DE	100%	by StarVista Live LLC
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100%	by StarVista Live LLC
Spinmedia LLC	DE	100%	by MRC Media Holdings LLC

30

Name	Jurisdiction	Percent of Voting Securities Owned
Spoon River Investments, LLC	DE	100%	by SBT Investors, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Starbones Ltd	GBR	80%	by GDL (Chiswick) LLP
StarVista Entertainment LLC	DE	100%	by Direct Holdings Global LLC
StarVista Live LLC	DE	100%	by StarVista Entertainment LLC
StarVista Management LLC	DE	100%	by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EPH, LLC
Stereogum Media LLC	DE	20%	by Media Capital Holdings, LLC
Stewart Street Productions, LLC	DE	100%	by dcp LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	80.7%	by Three L Finance Holdings, LLC
Stonebriar Holdings LLC	DE	100%	by Three L Finance Holdings, LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Strivers LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100%	by A24 Films LLC
Sugar 23 Technology Holdings LLC	DE	100%	by Sugar23, Inc.
Sugar23 Podcast Group LLC	DE	100%	by Sugar23, Inc.
Sugar23, Inc.	DE	20.05%	by Valence Circle Up, LLC
Sunday Best, LLC	CA	100%	by MRC Documentary, L.P.
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Super, Awesome & Amazing LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Sweepstakes Hero, LLC	CA	100%	by MRC Documentary, L.P.
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing U.S., Inc.
Synergy Sports Technology, LLC	AZ	100%	by Atrium Sports, Inc.
Synergy Sports, SRL	Belgium	100%	by Keemotion Group, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TG Acquisitions Limited	GBR	100%	by South Audley Street LLP
The Allbright Group LA, LLC	CA	100%	by The Allbright Group US, LLC
The Allbright Group Limited	GBR	0%	Board rights held by CH Capital A Holdings LLC
The Allbright Group US, LLC	DE	100%	by The Allbright Group Limited
The Hollywood Reporter, LLC	DE	100%	by MRC Media Holdings LLC
The Humans Rights LLC	DE	100%	by A24 Films LLC
The Most Down to Earth, LLC	CA	100%	by MRC Documentary, L.P.
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP

31

Name	Jurisdiction	Percent of Voting Securities Owned
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust

32

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50%	by Sensory Impact Group, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Toil and Trouble Productions LLC	DE	100%	by A24 Films LLC
Toil and Trouble Rights LLC	DE	100%	by A24 Films LLC
Topeka Grand Hotels, LLC	DE	37%	by Security Benefit Life Insurance Company
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
Trinity Stuart Holding, LLC	DE	85%	by CI Boston Holdings LLC
Triple8, LLC	KS	100%	by Security Benefit Corporation
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
Truebill, Inc.	DE	18.22%	by Eldridge Truebill Funding, LLC
Truth Mobile LLC	DE	100%	by A24 Films LLC
TS Hotel Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
Tumbleweed Funding LLC	KS	100%	by Dayton Funding, LLC
Tuvoli, LLC	DE	100%	by Epic Aero, Inc.
Twenty Years LLC	DE	100%	by A24 Films LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 22 LLC	DE	100%	by StarVista Live LLC
University Club Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
Upstate Riot, LLC	CA	100%	by MRC Documentary, L.P.
Valence A24, LLC	DE	100%	by Media Capital Holdings, LLC
Valence APM, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Circle Up, LLC	DE	100%	by Valence Media Group, LLC
Valence FW73, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Media Group, LLC	DE	99%	by Valence Media Partners, LLC
Valence Media Holdings, LLC	DE	100%	by Valence Media Group, LLC
Valence Media Partners, LLC	DE	38.31%	by Ridge Media Holdings, LLC
Valence Media Partners, LLC	DE	4.64%	by Mason Portfolio Trust, LLC
Valence Media Partners, LLC	DE	22.5%	by SBT Media Holdings, LLC
Valence Media, LLC	DE	100%	by Valence Media Holdings, LLC
Valence Zig Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Variety Business Intelligence, LLC	DE	100%	by P-MRC Data, LLC
Variety Media, LLC	DE	100%	by MRC Media Holdings LLC

33

Name	Jurisdiction	Percent of Voting Securities Owned
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venn Music Publishing, LLC	CA	100%	by Gaming 247, Inc.
Venn Records LLC	CA	100%	by Gaming 247, Inc.
Venn Studios LLC	CA	100%	by Gaming 247, Inc.
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vibe Media Publishing, LLC	DE	100%	by P-MRC Music, LLC
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Volare Acquisitions, Limited	Ireland	49%	by Flexjet Limited
Volo Sicuro, LLC	DE	5.93%	by Epic Aero, Inc.
Volo Sicuro, LLC	DE	19.77%	by Eldridge VS, LLC
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50%	by Galliard Developments Ltd
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Yang Rights LLC	DE	100%	by A24 Films LLC
Yekaterina UK Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC
SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Variable Annuity Account XI, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.
Item 30.	Indemnification
The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.
The Articles of Incorporation include the following provision:
(a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.
(b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in
34

the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), a subsidiary of SBL, acts as principal underwriter for:
SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
T. Rowe Price Variable Annuity Account
SBL Variable Annuity Account VIII (Variflex Extra Credit)
SBL Variable Annuity Account VIII (Variflex LS)
SBL Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
(a)(2)	SDL acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):
Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York
(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:
Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9
(b)	Name and Principal Business Address *	Position and Offices with Underwriter
David G. Byrnes	President and Head of Distribution
Timothy P. Gillen	Chief Financial Officer, Treasurer and Finance and Operations Principal
Yolande C. Nichols	Chief Compliance Officer
James J. Kiley	Senior Vice President, Education Markets

35

(b)	Name and Principal Business Address *	Position and Offices with Underwriter
Michael T. Maghini	Senior Vice President
Kurt E. Auleta	Senior Vice President, Sales Operations
Justin A. Jacquinot	Senior Vice President, Direct Relationships
Michael K. Reidy	Senior Vice President
Mark W. Turner	Senior Vice President, Education Markets
Kevin M. Watt	Senior Vice President
Christopher D. Swickard	Vice President, and Secretary
Donald A. Wiley	Vice President
Carmen R. Hill	Vice President and Assistant Secretary
Mark J. Carr	Assistant Vice President
Aaron M. Tallen	Assistant Vice President
Gregory C. Garhart	AML Compliance Officer
Susan J. Lacey	Assistant Treasurer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$3,235,570[1]	$72,294[2]	$0	N/A

*SBL pays SDL an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDL’s ongoing operations
1  SBL pays commissions to selling broker-dealers through SDL.  This is the amount paid to SDL in connection with all Contracts sold through the Separate Account.  SDL passes through to the selling broker-dealers all such amounts.
2  A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is retained by SBL.

Item 32.	Location of Accounts and Records
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636‑0001.
Item 31.	Management Services
All management contracts are discussed in Part A or Part B.
Item 32.	Fee Representation and Other Representations
Fee Representation
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
Other Representations
(a)
SBL, sponsor of the unit investment trust, Variflex Separate Account, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988‑1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1) ‑ (4) of such no-action letter which are incorporated herein by reference.

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(b)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c‑7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April 2021.

Security Benefit Life Insurance Company (The Depositor)
By:	*
Michael P. Kiley, Chairman, Chief Executive Officer and Director

Variflex Separate Account (The Registrant)
By:	*
Michael P. Kiley, Chairman, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2021.

SIGNATURES AND TITLES
By:	*
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John P. Wohletz, Vice President and Chief Accounting Officer
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary and Director
By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer, and Director
By:	*
Douglas G. Wolff, President and Director
*By:	/s/ CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

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EXHIBIT INDEX

(l)	(1)	Consent of Independent Registered Public Accounting Firm
(2)	Consent of Counsel

(o) Form of Initial Summary Prospectus